UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _3/31__

Date of reporting period:  9/30/15__

Item 1. Reports to Stockholders.

Semiannual Report and Shareholder Letter

September 30, 2015

Templeton BRIC Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Contents
Semiannual Report
Templeton BRIC Fund	3
Performance Summary	7
Your Fund’s Expenses	9
Financial Highlights and Statement of Investments	10
Financial Statements	15
Notes to Financial Statements	19
Shareholder Information	26

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Semiannual Report

Templeton BRIC Fund

This semiannual report for Templeton BRIC Fund covers the period ended September 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies — those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People’s Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from either goods or services produced or sales made in, or have 50% or more of their assets in, BRIC countries.

Geographic Breakdown

Based on Total Net Assets as of 9/30/15

*China Region includes China, Hong Kong and Taiwan.

Economic and Market Overview

The global economy expanded moderately during the six months under review as many emerging market economies continued to grow and many developed market economies continued to recover. For the six months ended September 30, 2015, BRIC stocks, as measured by the MSCI BRIC Index, had a -17.34% total return.1

Events in China significantly affected stock performance in all regions, especially toward period-end. Chinese stocks performed poorly, as measured by the MSCI China Index’s -17.87% total return for the period.1 China’s gross domestic product (GDP) grew an estimated 6.9% year-over-year in 2015’s first nine months after expanding at a 7.3% rate in 2014, amid relatively steady consumption and industrial production growth but weaker fixed-asset investment growth and lower imports and exports.2 The People’s Bank of China (PBOC) cut its benchmark interest rate and the cash reserve requirement ratio for the country’s banks several times. Government efforts to promote stable growth supported Chinese equity markets overall early in the period, particularly the domestic A-share market.3 However, after peaking on June 12, China’s domestic A-share market began to correct after the PBOC sought to tighten liquidity conditions. Despite the PBOC’s additional monetary easing efforts and the government’s measures to prevent a market collapse, the domestic market continued to decline and weighed on Hong Kong Stock Exchange-listed shares. Stocks weakened further in August after the PBOC allowed the renminbi to depreciate as it sought to support export growth. The PBOC’s action sparked investor concerns about China’s economy and the possibility of a regional currency war. In late August, China expanded its monetary and fiscal stimulus efforts.

Indian stocks, as measured by the MSCI India Index, had a -10.11% total return for the six-month period, resulting partly from the Indian rupee’s weakness against the U.S. dollar.1 Investors worried that a below-normal monsoon season could hurt agriculture and increase food price inflation risks, potentially limiting the Reserve Bank of India’s (RBI’s) flexibility to further ease monetary policy. India’s GDP grew 7.0% year-over-year in the June quarter, down from the March quarter’s 7.5% growth rate as the services, manufacturing and agriculture

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
3. “A” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 13.

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TEMPLETON BRIC FUND

sectors slowed and consumption softened.4 The government’s supply-management policies helped contain food inflation pressures and drive the inflation rate to a record low in August. Near period-end, the RBI reduced its benchmark interest rate for the second time during the period to promote lending and economic growth. Additionally, the RBI indicated it would maintain an accommodative policy stance.

Brazil was the weakest BRIC performer, as measured by the MSCI Brazil Index’s -28.90% total return for the six-month period, resulting from currency depreciation, lower commodity prices, political concerns, interest rate increases, credit downgrades and continued economic downturn.1 Brazil entered recession in the second quarter as domestic investment and consumption declined. The government’s efforts to improve fiscal accounts to avoid another credit rating downgrade led to a narrower deficit in August than in other months. With the inflation rate remaining well above the government’s 4.5% midpoint target, the Central Bank of Brazil raised the benchmark interest rate several times seeking to curb inflation and currency depreciation. In September, independent credit rating agency Standard & Poor’s (S&P) lowered Brazil’s long-term foreign currency sovereign credit rating to below investment grade (BB+ with a negative outlook) citing economic weakness, political challenges that hurt the government’s proposed 2016 budget, and weaker government policies to maintain economic stability.5 Although tight domestic financial conditions and fiscal constraints hurt domestic demand, signs emerged that the Brazilian real’s weakness was beginning to help net exports.

Russian stocks also declined, as measured by the MSCI Russia Index’s -7.79% total return for the six-month period.1 Russia’s recession deepened as second-quarter GDP contracted an estimated 4.6% year-over-year, a larger decline than the first quarter’s 2.2% drop, mainly due to low oil prices, international sanctions in response to the Ukraine crisis, weak consumer demand and a depreciating ruble.6 Although Russia’s inflation rate remained elevated, the Central Bank of Russia cut its benchmark interest rates several times during the six-month period to stimulate the economy. During the period, Russia signed agreements with various countries, including Thailand, China and Mongolia, covering areas such as investment, energy, tourism, technology and trade. At period-end, Russia’s manufacturing sector was still shrinking but showed signs of stabilization, while the services sector expanded.

4. Source: India Central Statistics Office.
5. This does not indicate S&P’s rating of the Fund.
6. Source: Federal State Statistics Service, Russia.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund’s Class A shares had a -16.36% cumulative total return for the six months ended September 30, 2015. In comparison, the MSCI BRIC Index had a -17.34% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

During the latter part of the six months under review, a global stock price correction exacerbated by the U.S. dollar’s strength against most foreign currencies affected the performance of most Fund investments. Consistent with our long-term investment strategy, we viewed such periods of heightened market volatility in the context of a historical, long-term uptrend. We continued to monitor economic and market developments in BRIC countries and globally while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

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Major detractors during the reporting period included Banco Bradesco, Itau Unibanco Holding and Beijing Capital Land.

The Brazilian financial market as a whole came under pressure during the reporting period. Falling prices for energy and other commodities coincided with an economic recession, rising unemployment and political uncertainty, leading to equity weakness and currency depreciation. Banks faced further headwinds from increased social contribution taxes and government plans for additional revenue-raising measures aimed at the banking industry. The Central Bank of Brazil’s seven consecutive interest rate increases to curb inflation also hurt investor sentiment. However, at its September meeting, the central bank’s monetary policy committee took a pause from raising its benchmark interest rate. Near period-end, S&P’s downgrade of the country’s long-term foreign currency sovereign credit rating to below investment grade heightened market anxiety.

Banco Bradesco and Itau Unibanco, two of Brazil’s largest financial conglomerates, continued to produce strong operating performances despite the country’s difficult economic environment. However, investor concerns about the potential for deteriorating asset quality and higher loan-loss provisions weighed on share price performance. Moreover, in the case of Banco Bradesco, the announcement of its agreement to acquire HSBC’s entire business in Brazil, which included HSBC Bank Brasil, one of the country’s 10 largest banks, at a price that exceeded market expectations raised investor concerns about short-term earnings dilution.

Midsize residential and commercial property developer Beijing Capital Land participated in the Chinese equity market’s overall strength in April. Indications that the company was well positioned to benefit from the development of the Beijing-Tianjin-Hebei regions also contributed to investor enthusiasm. However, the Chinese market’s subsequent correction and the company’s release of weak first-half 2015 corporate results showing a sharp profit margin decline impacted the company’s stock price.

Despite a challenging market environment, many of the Fund’s holdings performed well. Key contributors to absolute performance during the reporting period included ICBC (Industrial and Commercial Bank of China), TravelSky Technology and Bajaj Holdings and Investment.

Top 10 Holdings
9/30/15

Company	% of Total
Sector/Industry, Country	Net Assets
Tencent Holdings Ltd.	6.8%
Internet Software & Services, China
China Mobile Ltd.	5.4%
Wireless Telecommunication Services, China
TravelSky Technology Ltd., H	4.8%
IT Services, China
Luk Fook Holdings (International) Ltd.	4.3%
Specialty Retail, Hong Kong
Banco Bradesco SA, ADR, pfd.	4.0%
Banks, Brazil
Bajaj Holdings and Investment Ltd.	4.0%
Diversified Financial Services, India
Beijing Capital Land Ltd., H	3.7%
Real Estate Management & Development, China
China Petroleum and Chemical Corp., H	3.7%
Oil, Gas & Consumable Fuels, China
Itau Unibanco Holding SA, ADR, pfd.	3.6%
Banks, Brazil
Itausa - Investimentos Itau SA, pfd.	3.2%
Banks, Brazil

Chinese banks, including ICBC, China’s largest commercial bank, generated strong stock returns in the reporting period’s first half as investors expected the PBOC’s ongoing monetary easing and Chinese authorities’ market-friendly measures to facilitate mainland Chinese institutional investors’ purchases of China H shares.7 We sold the Fund’s position in ICBC as our analysis showed that stock valuations became expensive.

TravelSky is the monopoly provider of information technology solutions for China’s air travel and tourism industries. Its shares appreciated substantially in April, benefiting from regulatory changes that allowed mainland Chinese mutual funds to buy Hong Kong-listed shares. Although TravelSky’s shares subsequently declined, they produced a gain for the reporting period. Solid corporate results and well-received news of a link-up with an online travel agency business also supported investor sentiment.

Bajaj Holdings and Investment’s key holdings include Bajaj Auto, India’s second-largest manufacturer of two-wheeled vehicles and largest manufacturer of three-wheeled vehicles, and Bajaj FinServ, which is involved in insurance and consumer

7. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

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TEMPLETON BRIC FUND

financing. The company benefited from each subsidiary’s strong share price performance during the reporting period. The launch of a new motorcycle model and variants of existing products helped Bajaj Auto strengthen its market position. Furthermore, company management expected additional model launches in late fiscal year 2016 to support the company’s market share expansion. Additionally, the Indian rupee’s depreciation helped exports recover and supported profit margins. Bajaj FinServ benefited from strength in its general insurance and lending segments.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for what we considered undervalued companies with attractive fundamentals led us to increase the Fund’s investments in China’s technology and Brazil’s financial companies and to initiate investments in South Africa’s media and Taiwan’s technology companies. We also made purchases in India’s health care and consumer discretionary sectors and in China’s telecommunication services sector.8 Key purchases included a new position in Naspers, a South Africa-based diversified media group with business interests in pay television, print media and Internet sites, notably Tencent (Tencent Holdings in the SOI), which is China’s largest and most widely used Internet services platform. We also initiated a position in TSMC (Taiwan Semiconductor Manufacturing Co.), the world’s largest independent integrated circuit foundry. Additionally, we increased the Fund’s position in JD.com, China’s leading direct sales e-commerce operator.

Conversely, we undertook some sales to raise funds for share redemptions and to strategically reposition the Fund’s portfolio. As a result, we reduced the Fund’s overall investments largely in the financials, energy and materials sectors.9 Key sales included closing the Fund’s positions in Chinese commercial banks ICBC, mentioned earlier, and Bank of China, as well as trimming the Fund’s investment in China Construction Bank. Additionally, we closed the Fund’s position in China Shenhua Energy, an integrated coal-based energy company, and reduced the Fund’s holding in Vale, a Brazilian iron ore and nickel producer.

Thank you for your continued participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI. The consumer discretionary sector comprises auto components, automobiles, Internet and catalog retail, media and specialty retail in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI.
9. The financials sector comprises banks, diversified financial services, and real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises construction materials, containers and packaging, and metals and mining in the SOI.
See www.franklintempletondatasources.com for additional data provider information

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TEMPLETON BRIC FUND

Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	3/31/15		Change
A (TABRX)	$8.18	$9.78	-$	1.60
C (TPBRX)	$8.03	$9.64	-$	1.61
Advisor (TZBRX)	$8.15	$9.74	-$	1.59

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A				1.97%	2.04%
6-Month	-16.36%	-21.19%	$7,881
1-Year	-23.26%	-27.67%	$7,233
5-Year	-37.56%	-10.06%	$5,886
Since Inception (6/1/06)	-7.55%	-1.46%	$8,713
C				2.72%	2.79%
6-Month	-16.70%	-17.53%	$8,247
1-Year	-23.81%	-24.56%	$7,544
5-Year	-39.79%	-9.65%	$6,021
Since Inception (6/1/06)	-13.36%	-1.53%	$8,664
Advisor[6]				1.72%	1.79%
6-Month	-16.32%	-16.32%	$8,368
1-Year	-23.02%	-23.02%	$7,698
5-Year	-36.62%	-8.72%	$6,338
Since Inception (6/1/06)	-5.57%	-0.61%	$9,443

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON BRIC FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in BRIC companies, which are located in, or operate in, emerging market countries, involve heightened risks related to the same factors, in addition to those associated with these companies’ smaller size, lesser liquidity and the lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund is a nondiversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares. All investments in emerging markets should be considered long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 7/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -39.25%
and -6.72%.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

TEMPLETON BRIC FUND

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$836.40	$9.18
Hypothetical (5% return before expenses)	$1,000	$1,015.00	$10.08
C
Actual	$1,000	$833.00	$12.46
Hypothetical (5% return before expenses)	$1,000	$1,011.40	$13.68
Advisor
Actual	$1,000	$836.80	$7.90
Hypothetical (5% return before expenses)	$1,000	$1,016.40	$8.67

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.00%, C: 2.72%; and Advisor: 1.72%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton BRIC Fund
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.78	$10.32	$11.28	$12.21	$15.44	$13.77
Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.28	0.12	0.14	0.02
Net realized and unrealized gains (losses)	(1.72)	(0.53)	(0.90)	(0.99)	(3.22)	1.68
Total from investment operations	(1.60)	(0.40)	(0.62)	(0.87)	(3.08)	1.70
Less distributions from net investment
income	—	(0.14)	(0.34)	(0.06)	(0.15)	(0.03)
Net asset value, end of period	$8.18	$9.78	$10.32	$11.28	$12.21	$15.44

Total return[c]	(16.36)%	(3.89)%	(5.69)%	(7.15)%	(19.93)%	12.47%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.12%	2.07%	2.10%	2.06%	2.02%	2.11%
Expenses net of waiver and payments by
affiliates	2.00%	2.00%	2.00%	2.06%	2.02%	2.11%
Net investment income	2.38%	1.20%	2.61%	1.02%	1.05%	0.17%

Supplemental data
Net assets, end of period (000’s)	$104,110	$136,298	$182,772	$270,172	$398,712	$595,870
Portfolio turnover rate	17.23%	30.87%	19.88%	29.92%	18.48%	18.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton BRIC Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.64	$10.16	$11.10	$12.04	$15.20	$13.62
Income from investment operations[a]:
Net investment income (loss)[b]	0.08	0.06	0.20	0.03	0.05	(0.07)
Net realized and unrealized gains (losses)	(1.69)	(0.52)	(0.89)	(0.97)	(3.16)	1.65
Total from investment operations	(1.61)	(0.46)	(0.69)	(0.94)	(3.11)	1.58
Less distributions from net investment
income	—	(0.06)	(0.25)	—	(0.05)	—
Net asset value, end of period	$8.03	$9.64	$10.16	$11.10	$12.04	$15.20

Total return[c]	(16.70)%	(4.57)%	(6.37)%	(7.81)%	(20.46)%	11.60%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.84%	2.79%	2.82%	2.77%	2.72%	2.81%
Expenses net of waiver and payments by
affiliates	2.72%	2.72%	2.72%	2.77%	2.72%	2.81%
Net investment income (loss)	1.66%	0.48%	1.89%	0.31%	0.35%	(0.53)%

Supplemental data
Net assets, end of period (000’s)	$30,692	$41,594	$58,216	$89,887	$127,570	$195,492
Portfolio turnover rate	17.23%	30.87%	19.88%	29.92%	18.48%	18.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton BRIC Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.74	$10.28	$11.25	$12.18	$15.42	$13.77
Income from investment operations[a]:
Net investment income[b]	0.12	0.16	0.30	0.15	0.15	0.03
Net realized and unrealized gains (losses)	(1.71)	(0.52)	(0.90)	(0.98)	(3.19)	1.72
Total from investment operations	(1.59)	(0.36)	(0.60)	(0.83)	(3.04)	1.75
Less distributions from net investment
income	—	(0.18)	(0.37)	(0.10)	(0.20)	(0.10)
Net asset value, end of period	$8.15	$9.74	$10.28	$11.25	$12.18	$15.42

Total return[c]	(16.32)%	(3.55)%	(5.48)%	(6.86)%	(19.66)%	12.67%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.84%	1.79%	1.82%	1.77%	1.72%	1.81%
Expenses net of waiver and payments by
affiliates	1.72%	1.72%	1.72%	1.77%	1.72%	1.81%
Net investment income	2.66%	1.48%	2.89%	1.31%	1.35%	0.47%

Supplemental data
Net assets, end of period (000’s)	$4,997	$6,838	$9,426	$13,549	$23,410	$28,617
Portfolio turnover rate	17.23%	30.87%	19.88%	29.92%	18.48%	18.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2015 (unaudited)

Templeton BRIC Fund
	Industry	Shares	Value
Common Stocks 75.2%
Brazil 3.2%
AES Tiete SA	Independent Power & Renewable Electricity Producers	340,600	$1,208,347
Ambev SA	Beverages	325,130	1,592,058
BM&F BOVESPA SA	Diversified Financial Services	497,300	1,389,348
BRF SA	Food Products	15,100	268,765
Mahle-Metal Leve SA Industria e Comercio	Auto Components	2,000	11,614
			4,470,132
China 37.0%
[a]Alibaba Group Holding Ltd., ADR	Internet Software & Services	15,790	931,136
[a]Baidu Inc., ADR	Internet Software & Services	17,940	2,465,135
Beijing Capital Land Ltd., H	Real Estate Management & Development	13,156,400	5,194,555
China Construction Bank Corp., H	Banks	2,048,000	1,360,903
China Mobile Ltd.	Wireless Telecommunication Services	640,359	7,560,221
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	8,418,800	5,138,084
CPMC Holdings Ltd.	Containers & Packaging	4,553,300	2,438,172
Dongfeng Motor Group Co. Ltd., H	Automobiles	576,000	717,942
[b]Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,324,272	1,081,930
[a]JD.com Inc., ADR	Internet & Catalog Retail	139,410	3,633,025
Leju Holdings Ltd., ADR	Internet Software & Services	96,086	537,121
Mindray Medical International Ltd., ADR	Health Care Equipment & Supplies	106,100	2,320,407
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	2,122,000	1,470,312
SouFun Holdings Ltd., ADR	Internet Software & Services	106,986	706,108
Tencent Holdings Ltd.	Internet Software & Services	564,795	9,437,360
TravelSky Technology Ltd., H	IT Services	5,280,700	6,677,401
			51,669,812
Hong Kong 4.3%
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,386,984	5,981,204
India 21.9%
Apollo Tyres Ltd.	Auto Components	430,496	1,182,189
Bajaj Holdings and Investment Ltd.	Diversified Financial Services	231,042	5,538,491
Biocon Ltd.	Biotechnology	358,724	2,433,860
Cairn India Ltd.	Oil, Gas & Consumable Fuels	896,312	2,097,533
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	58,333	3,705,260
Grasim Industries Ltd.	Construction Materials	14,235	764,189
ICICI Bank Ltd.	Banks	428,260	1,766,850
Infosys Ltd.	IT Services	86,793	1,538,998
Maharashtra Seamless Ltd.	Metals & Mining	725,197	1,598,045
Mindtree Ltd.	IT Services	116,776	2,698,823
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	325,900	1,140,641
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	303,184	3,989,610
Tata Consultancy Services Ltd.	IT Services	49,620	1,959,725
[a]Tata Motors Ltd., A	Automobiles	74,531	246,184
			30,660,398
Russia 4.7%
Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	582,446	2,341,433
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	73,700	2,502,852
LUKOIL PJSC, ADR (London Stock
Exchange)	Oil, Gas & Consumable Fuels	6,250	212,250
[a,c]Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	22,153	385,462
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	78,800	1,130,386
			6,572,383

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton BRIC Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
South Africa 2.7%
Naspers Ltd., N	Media	29,801	$3,721,249
Taiwan 1.4%
Pacific Hospital Supply Co. Ltd.	Health Care Equipment & Supplies	210,500	403,839
Taiwan Semiconductor Manufacturing Co.
Ltd.	Semiconductors & Semiconductor Equipment	405,000	1,595,696
			1,999,535
Total Common Stocks
(Cost $105,057,874)			105,074,713
Preferred Stocks 11.9%
Brazil 11.9%
Banco Bradesco SA, ADR, pfd.	Banks	1,043,799	5,594,763
Itau Unibanco Holding SA, ADR, pfd.	Banks	757,672	5,015,789
Itausa - Investimentos Itau SA, pfd.	Banks	2,499,339	4,499,623
[a]Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	268,100	986,608
Vale SA, ADR, pfd., A	Metals & Mining	180,245	603,821
Total Preferred Stocks
(Cost $29,963,716)			16,700,604
Total Investments before
Short Term Investments
(Cost $135,021,590)			121,775,317
Short Term Investments
(Cost $17,641,306) 12.6%
Money Market Funds 12.6%
United States 12.6%
[a,d]Institutional Fiduciary Trust Money Market
Portfolio		17,641,306	17,641,306
Total Investments
(Cost $152,662,896) 99.7%			139,416,623
Other Assets, less Liabilities
0.3%			383,085
Net Assets 100.0%			$139,799,708

See Abbreviations on page 25.

aNon-income producing.
bAt September 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2015, the value of this security was
$385,462, representing 0.28% of net assets.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2015 (unaudited)

Templeton BRIC Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$135,021,590
Cost - Sweep Money Fund (Note 3f)	17,641,306
Total cost of investments	$152,662,896
Value - Unaffiliated issuers	$121,775,317
Value - Sweep Money Fund (Note 3f)	17,641,306
Total value of investments	139,416,623
Cash	106,647
Receivables:
Investment securities sold	633,253
Capital shares sold	1,962
Dividends	154,825
Foreign tax	154,655
Other assets	50
Total assets	140,468,015
Liabilities:
Payables:
Capital shares redeemed	242,912
Management fees	133,179
Distribution fees	97,912
Transfer agent fees	108,796
Reports to shareholders	50,034
Accrued expenses and other liabilities	35,474
Total liabilities	668,307
Net assets, at value	$139,799,708
Net assets consist of:
Paid-in capital	$455,705,010
Undistributed net investment income	2,307,264
Net unrealized appreciation (depreciation)	(13,299,219)
Accumulated net realized gain (loss)	(304,913,347)
Net assets, at value	$139,799,708

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2015 (unaudited)

Templeton BRIC Fund

Class A:
Net assets, at value	$104,110,388
Shares outstanding	12,730,360
Net asset value per share[a]	$8.18
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.68
Class C:
Net assets, at value	$30,692,232
Shares outstanding	3,822,567
Net asset value and maximum offering price per share[a]	$8.03
Advisor Class:
Net assets, at value	$4,997,088
Shares outstanding	612,768
Net asset value and maximum offering price per share	$8.15

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
16 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2015 (unaudited)

Templeton BRIC Fund

Investment income:
Dividends (net of foreign taxes of $413,737)	$3,915,690
Expenses:
Management fees (Note 3a)	1,164,908
Distribution fees: (Note 3c)
Class A	182,536
Class C	200,068
Transfer agent fees: (Note 3e)
Class A	251,893
Class C	76,445
Advisor Class	14,411
Custodian fees (Note 4)	22,884
Reports to shareholders	46,226
Registration and filing fees	29,580
Professional fees	30,739
Trustees’ fees and expenses	4,244
Other	11,963
Total expenses	2,035,897
Expenses waived/paid by affiliates (Note 3g)	(113,595)
Net expenses	1,922,302
Net investment income	1,993,388
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(9,830,056)
Foreign currency transactions	(57,500)
Net realized gain (loss)	(9,887,556)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,513,526)
Translation of other assets and liabilities denominated in foreign currencies	3,520
Net change in unrealized appreciation (depreciation)	(19,510,006)
Net realized and unrealized gain (loss)	(29,397,562)
Net increase (decrease) in net assets resulting from operations	$(27,404,174)

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton BRIC Fund

	Six Months Ended
	September 30, 2015	Year Ended
	(unaudited)	March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,993,388	$2,405,122
Net realized gain (loss)	(9,887,556)	8,342,204
Net change in unrealized appreciation (depreciation)	(19,510,006)	(17,156,611)
Net increase (decrease) in net assets resulting from operations	(27,404,174)	(6,409,285)
Distributions to shareholders from:
Net investment income:
Class A	—	(2,092,490)
Class C	—	(270,191)
Advisor Class	—	(138,571)
Total distributions to shareholders	—	(2,501,252)
Capital share transactions: (Note 2)
Class A	(12,104,459)	(39,817,856)
Class C	(4,668,112)	(14,770,395)
Advisor Class	(753,337)	(2,184,847)
Total capital share transactions	(17,525,908)	(56,773,098)
Net increase (decrease) in net assets	(44,930,082)	(65,683,635)
Net assets:
Beginning of period	184,729,790	250,413,425
End of period	$139,799,708	$184,729,790
Undistributed net investment income included in net assets:
End of period	$2,307,264	$313,876

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18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton BRIC Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

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Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests . Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ

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20 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2015		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	874,274	$8,154,422	1,663,035	$17,836,239
Shares issued in reinvestment of distributions	—	—	205,575	2,039,325
Shares redeemed	(2,083,748)	(20,258,881)	(5,644,625)	(59,693,420)
Net increase (decrease)	(1,209,474)	$(12,104,459)	(3,776,015)	$(39,817,856)
Class C Shares:
Shares sold	113,496	$1,115,220	310,908	$3,239,852
Shares issued in reinvestment of distributions	—	—	25,130	246,273
Shares redeemed	(607,150)	(5,783,332)	(1,750,888)	(18,256,520)
Net increase (decrease)	(493,654)	$(4,668,112)	(1,414,850)	$(14,770,395)
Advisor Class Shares:
Shares sold	352,187	$3,539,783	221,366	$2,420,582
Shares issued in reinvestment of distributions	—	—	11,621	114,703
Shares redeemed	(441,705)	(4,293,120)	(447,287)	(4,720,132)
Net increase (decrease)	(89,518)	$(753,337)	(214,300)	$(2,184,847)

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Semiannual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

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22 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$15,037
CDSC retained	$685

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets.

For the period ended September 30, 2015, the Fund paid transfer agent fees of $342,749, of which $171,143 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.72% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2015, the Fund had capital loss carry forwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$85,086,528
2018	170,308,709
2019	12,538,988
Capital loss carryforwards not subject to expiration:
Short term	6,179,504
Long term	20,066,997
Total capital loss carryforwards	$294,180,726

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

5. Income Taxes (continued)

At September 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$156,943,747

Unrealized appreciation	$19,015,364
Unrealized depreciation	(36,542,488)
Net unrealized appreciation (depreciation)	$(17,527,124)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2015, aggregated $28,296,421 and $56,887,743, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies recently impacted by the sanctions, the restrictions do not impact the existing investments in those issuers. At September 30, 2015, the Fund had 4.7% of its net assets invested in Russia.

8. Upcoming Acquisitions/Reorganization

On October 20, 2015, the Board for the Fund approved a proposal to reorganize the Fund with and into Templeton Developing Markets Trust, subject to approval by the shareholders of the Fund.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton BRIC Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$597,712	$5,974,671	$—	$6,572,383
All Other Equity Investments[b]	115,202,934	—	—	115,202,934
Short Term Investments	17,641,306	—	—	17,641,306
Total Investments in Securities	$133,441,952	$5,974,671	$—	$139,416,623

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR GDR	American Depositary Receipt Global Depositary Receipt

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TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON BRIC FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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     SUPPLEMENT DATED NOVEMBER 18, 2015 TO THE PROSPECTUS DATED AUGUST 1, 2015 OF

TEMPLETON BRIC FUND

(a series of Templeton Global Investment Trust)

The Prospectus is amended as follows:

The Board of Trustees of Templeton Global Investment Trust recently approved a proposal to reorganize the Templeton BRIC Fund (Fund), a series of Templeton Global Investment Trust, with and into the Templeton Developing Markets Trust.

It is anticipated that in the first calendar quarter of 2016 shareholders of the Fund will receive a Proxy and a Prospectus/ Proxy Statement requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed on or about May 6, 2016, but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on December 21, 2015, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on December 21, 2015 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on December 21, 2015, (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on December 21, 2015, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on December 21, 2015. The Fund will not accept any additional purchases after the close of market on or about April 29, 2016. The Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference.

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Semiannual Report and Shareholder Letter
Templeton BRIC Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	405 S 11/15

Semiannual Report and Shareholder Letter

September 30, 2015

Templeton Emerging Markets Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Templeton Emerging Markets Balanced Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	28
Notes to Financial Statements	32
Shareholder Information	44

Visit franklintempleton.com for fund updates,
to access your account, or to find helpful
financial planning tools.

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2 Semiannual Report franklintempleton.com

Semiannual Report

Templeton Emerging Markets Balanced Fund

This semiannual report for Templeton Emerging Markets Balanced Fund covers the period ended September 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Economic and Market Overview

The global economy expanded moderately during the six months under review. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015’s first nine months, amid relatively steady consumption and industrial production growth but weaker fixed-asset investment growth and lower imports and exports. Domestic demand continued to account for a greater portion of gross domestic product, as per-capita income rose and the government implemented market-friendly policies in an effort to support more sustainable growth. In the second quarter, Brazil’s economy entered recession and Russia’s economic recession deepened. Despite signs of moderating growth during the six-month period in some emerging market countries, growth in India, Mexico and South Korea showed signs of improvement.

Many emerging market central banks, including those of Russia and India, lowered benchmark interest rates to promote economic growth. The People’s Bank of China (PBOC) cut its benchmark interest rate and reduced the cash reserve requirement ratio for the country’s banks several times. Toward

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

period-end, the PBOC effectively devalued the renminbi seeking to support export growth. In contrast, Brazil’s central bank raised its benchmark interest rate despite an economic downturn, in an effort to control inflation and support the country’s currency.

Events in China significantly affected stock performance in all regions, especially toward period-end. The Chinese government’s efforts to promote stable growth supported Chinese equity markets overall early in the period, particularly the domestic A-share market.1 After peaking on June 12, China’s domestic A-share market began to correct, resulting initially from tight liquidity conditions and uncertainties about the PBOC’s monetary policy. Despite the PBOC’s additional monetary easing efforts and the government’s measures to prevent a market collapse, the domestic market continued to decline and weighed on Hong Kong Stock Exchange-listed shares. Emerging market stocks weakened further in August, led by Chinese and other Asian stocks, after the PBOC allowed the renminbi to depreciate. The PBOC’s action sparked investor concerns about China’s economy and the possibility of a regional currency war. In late August, China expanded its monetary and fiscal stimulus efforts.

Investor concerns about moderating global economic growth, the future course of U.S. monetary policy, Greece’s debt negotiations and the depreciation of many currencies against the U.S. dollar also contributed to stock market volatility. Price

1. “A” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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TEMPLETON EMERGING MARKETS BALANCED FUND

declines of many commodities, particularly crude oil, negatively affected certain commodity-producing countries’ economies, financial positions and currencies, weighing further on investor sentiment. However, accommodative policies of many major central banks provided investors with some optimism. In the middle of the period, investors grew concerned about Greece’s loan default, but their confidence improved after Greece and its international creditors agreed on a third bailout package. In September, the U.S. Federal Reserve’s (Fed’s) decision to leave the federal funds target rate unchanged initially helped support emerging market stocks, but the Fed’s concerns about global economic growth hurt investor confidence near period-end.

During the period, we continued to see differentiations among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances. We believed that economies with healthier balances and stronger growth prospects would be in a stronger position to potentially raise rates in conjunction with Fed rate hikes that could occur in the second half of 2015.

The U.S. dollar broadly strengthened against most developed and emerging market currencies during the six-month period. Global bond yields and spread levels fluctuated, with an overall trend to lower yields in Europe and Asia, and a general increase in yields in Latin America. U.S. Treasury yields shifted throughout the period with the yield on the 10-year U.S. Treasury note beginning the period at 1.94% and rising to a high of 2.50% in June, before declining to 2.06% by the end of the period. Credit spreads widened in Asia, Latin America and areas within peripheral Europe during the period.

In the weeks before the six-month reporting period began, the European Central Bank (ECB) launched a new quantitative easing (QE) program with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB stated intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation, making the program effectively open ended. During the period, we anticipated that QE would keep interest rates low for a while and that it would put further downward pressure on the euro. The euro appreciated 3.93% against the U.S. dollar over the six-month period.2

In China, we viewed the country’s moderation of growth as an inevitable normalization for an economy of its size. Despite the sudden decline of Chinese equity markets in late June and July 2015, we believed growth in China would remain on its expansionary pace and that the economy was fundamentally more stable than markets indicated. However, the devaluation of the Chinese yuan in mid-August by about 3% appeared to raise fears of a deeper, potentially uncontrolled depreciation. We believed that the Chinese authorities would focus on keeping currency depreciation reasonably controlled and that targeted monetary policies were prudent responses to a moderating economy.

In July and August 2015, global volatility increased significantly with sharp declines in the bond markets and currencies of several emerging market countries. In our assessment, the depreciations of several emerging market currencies were excessive, leading to fundamentally cheap valuations. In keeping with our fixed income strategy, we look for opportunities to selectively add to our strongest convictions in periods of volatility and believe that global market fundamentals will eventually re-emerge. Despite the escalation in near-term volatility that persisted through the end of the period, our medium-term convictions remained intact.

For the six months ended September 30, 2015, emerging market stocks, as measured by the MSCI Emerging Markets (EM) Index, had a -17.11% total return, with all major regions posting negative returns.3 The J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, which measures performance of U.S. dollar-denominated emerging market bonds, had a -2.33% total return for the same period, as Europe delivered gains while other major regions had negative returns.3

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative

2. Source: FactSet.
3. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

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TEMPLETON EMERGING MARKETS BALANCED FUND

instruments, principally currency and cross currency forwards, but we may also use currency and currency index futures contracts, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy.

What is a currency forward contract?
A currency forward contract, or a currency forward, is an
agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Performance Overview

The Fund’s Class A shares had a -16.51% cumulative total return for the six months ended September 30, 2015. For comparison, an equally weighted combination of the MSCI EM Index and the JPM EMBI Global had a -9.89% total return for the same period.4 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging market countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

During the latter part of the six months under review, a global stock price correction exacerbated by the U.S. dollar’s strength against most foreign currencies affected the performance of most of the Fund’s equity investments. Consistent with our long-term investment strategy, we viewed such periods of heightened market volatility in the context of a historical, long-term uptrend. We continued to monitor global economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Major detractors from the Fund’s absolute performance during the reporting period included Brilliance China Automotive Holdings, Bank Danamon Indonesia and MGM China Holdings.

Brilliance China Automotive is a manufacturer of vehicles and related automotive components, including engines. The company produces a range of domestic-branded minibuses and light trucks, but its major operation is a joint venture with German carmaker BMW to produce and sell BMW vehicles in China. Recent weak demand trends in China’s automobile market and intensifying competition in the luxury car segment, which pressured profit margins in 2015’s first half, weighed on investor sentiment. Further hurting share price performance was an earnings decline resulting from higher costs associated with Brilliance’s opening of two new plants and promotion of three new BMW models scheduled for late 2015 and 2016 launches.

Bank Danamon Indonesia, one of the country’s 10 largest banks in terms of assets and loans, focuses on microlending and mass market and consumer loans. Disappointing first-half 2015 earnings results, stemming from lower net interest margin due to slower loan growth, combined with higher loan-loss provisions, weighed on investor sentiment. Additionally, investors grew concerned about deteriorating asset quality and an increase in non-performing loans amid a weak economic environment. Further contributing to stock price weakness was a sharp sell-off in the Indonesian market due to China’s sluggish economic data and precautionary selling by international investors concerned about the Indonesian rupiah’s volatility after the PBOC effectively devalued the Chinese renminbi.

MGM China Holdings is a Hong Kong-listed casino gaming and entertainment business based in Macau. Shares of casino gaming companies, including MGM China’s, declined due to

4. Source: Morningstar. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly.
For the six months ended 9/30/15, the MSCI EM Index had a -17.11 % total return and the JPM EMBI Global had a -2.33% total return.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

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TEMPLETON EMERGING MARKETS BALANCED FUND

investor concerns about pressures on the junket industry, which provides services to VIP gamblers. China’s ongoing anti-corruption campaign led to a decrease in the number of high-stakes gamblers, resulting in Macau’s double-digit gambling revenue decline. Reduced dividends also weighed on investor sentiment. Notwithstanding weak revenue trends, MGM China reported better-than-expected second-quarter earnings, resulting from efficient cost controls.

Despite a challenging market environment, several Fund holdings performed well. Key contributors to the Fund’s absolute performance during the reporting period included Infosys, United Bank and Yanzhou Coal Mining.

Infosys is a leading Indian information technology (IT) services and technology outsourcing business. The June quarter’s results indicated a continuation of a recent solid sales growth trend, which suggested to investors the company had begun to move beyond an earlier growth pause, driving shares higher. Increased sales to existing clients addressed investor concerns about recent company performance. The Indian rupee’s weakness against the U.S. dollar also helped the company during the period under review.

We divested the Fund’s investment in United Bank early in the reporting period and switched to its peer, Habib Bank. In accordance with Pakistan’s reform and privatization program, the government sold its holding in Habib Bank in April at a discount to market price. We used this opportunity to invest in the large and well-managed Habib Bank, which has a larger domestic market exposure than United Bank.

Chinese stocks generally performed well in the earlier part of the reporting period as investors expected the PBOC’s ongoing monetary easing and Chinese authorities’ market-friendly measures to facilitate mainland Chinese institutional investors’ purchases of China H shares.5 Coal producer Yanzhou Coal Mining’s share price appreciated significantly in April, leading valuations to become increasingly expensive. We subsequently sold the Fund’s position in the company.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, performance of the Fund’s equity portion was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for what we considered undervalued investments with attractive fundamentals led us to increase the Fund’s equity investments largely in Hong Kong, South Korea and India. Additionally, we made some purchases in Brazil and Greece and initiated equity exposure to Cambodia. In sector terms, we increased the Fund’s equity holdings largely

5. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

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TEMPLETON EMERGING MARKETS BALANCED FUND

Top Five Equity Holdings
9/30/15

Company	% of Total
Sector/Industry, Country	Net Assets
Anheuser-Busch InBev NV	3.1%
Beverages, Belgium
Naspers Ltd., N	3.1%
Media, South Africa
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8%
Semiconductors & Semiconductor Equipment, Taiwan
Unilever PLC	2.8%
Personal Products, U.K.
Tencent Holdings Ltd.	2.0%
Internet Software & Services, China

in IT, consumer staples and consumer discretionary.6 Key purchases included additional investment in Banco Bradesco, one of Brazil’s largest financial conglomerates, and new positions in Baidu.com, China’s leading Internet search engine, and sportswear manufacturer Fila Korea, owner of the FILA brand, a major sportswear brand in South Korea and globally.

Conversely, we conducted some sales as we sought to focus on equity opportunities we considered to be more attractive within our investment universe. As a result, we trimmed the Fund’s equity holdings in Thailand, Pakistan and China mainly via China H shares. Additionally, we made some sales in South Africa and eliminated equity exposure in certain countries, notably Turkey. In sector terms, we reduced equity investments in financials, energy, industrials and materials.7 Key sales included trimming the Fund’s investment in Remgro, a South African diversified holding company, and closing positions in United Bank, one of Pakistan’s five largest banks, mentioned earlier, and PTT, a Thailand-based oil and gas company.

Fixed Income

The core of our strategy during the reporting period remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries, and we held select local currencies and local bond positions in specific emerging markets. We also actively sought opportunities that could potentially offer

Top Five Fixed Income Holdings*
9/30/15
% of Total
Issue/Issuer	Net Assets
Government of Mexico	3.3%
Nota Do Tesouro Nacional, Brazil	2.1%
Government of Sri Lanka	1.9%
Government of Hungary	1.9%
Serbia Treasury Note	1.9%
*Excludes short-term investments.

positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. We continued to selectively invest in credit opportunities across emerging markets, with a particular focus on credit exposures in economies with strong growth indicators. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or
other benchmarks).

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower dura-
tion can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

During the period, overall credit exposures and interest rate strategies contributed to absolute performance. Credit exposures in Europe significantly contributed to absolute return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in multiple regions contributed to absolute performance.

6. The IT sector comprises communications equipment; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and
technology hardware, storage and peripherals in the equity section of the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the equity section of the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; media; specialty retail; and textiles, apparel and luxury goods in the equity section of the SOI.
7. The financials sector comprises banks, diversified financial services, insurance, and real estate management and development in the equity section of the SOI. The energy sector comprises oil, gas and consumable fuels in the equity section of the SOI. The industrials sector comprises construction and engineering in the equity section of the SOI. The materials sector comprises construction materials in the equity section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BALANCED FUND

Overall currency positions detracted from absolute performance. Currency positons in Latin America and Asia ex-Japan detracted from absolute return, as did positions in peripheral European currencies against the euro. Credit exposures in Latin America and Africa also detracted from absolute performance.

Thank you for your participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.

Dennis Lim
Tom Wu
Allan Lam
Laura Burakreis

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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8 Semiannual Report

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TEMPLETON EMERGING MARKETS BALANCED FUND

Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	3/31/15		Change
A (TAEMX)	$7.79	$9.36	-$	1.57
C (N/A)	$7.74	$9.30	-$	1.56
R (N/A)	$7.79	$9.35	-$	1.56
Advisor (TZEMX)	$7.81	$9.38	-$	1.57

Distributions[1] (4/1/15–9/30/15)
Dividend
Share Class	Income
A	$0.0264
R	$0.0159
Advisor	$0.0402

franklintempleton.com

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Semiannual Report 9

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 9/30/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(with waiver)	(without waiver)
A				1.48%	2.05%
6-Month	-16.51%	-21.31%	$7,869
1-Year	-20.76%	-25.33%	$7,467
3-Year	-24.40%	-10.69%	$7,123
Since Inception (10/3/11)	-12.59%	-4.73%	$8,239
C				2.23%	2.80%
6-Month	-16.77%	-17.61%	$8,239
1-Year	-21.26%	-22.02%	$7,798
3-Year	-25.92%	-9.52%	$7,408
Since Inception (10/3/11)	-15.08%	-4.01%	$8,492
R				1.73%	2.30%
6-Month	-16.53%	-16.53%	$8,347
1-Year	-20.78%	-20.78%	$7,922
3-Year	-24.81%	-9.07%	$7,519
Since Inception (10/3/11)	-13.34%	-3.52%	$8,666
Advisor				1.23%	1.80%
6-Month	-16.34%	-16.34%	$8,366
1-Year	-20.39%	-20.39%	$7,961
3-Year	-23.60%	-8.58%	$7,640
Since Inception (10/3/11)	-11.57%	-3.03%	$8,843

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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10 Semiannual Report

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TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund’s investments in derivative securities, such as swaps, financial futures and options contracts, and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 7/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 11

TEMPLETON EMERGING MARKETS BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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12 Semiannual Report

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TEMPLETON EMERGING MARKETS BALANCED FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$834.90	$6.97
Hypothetical (5% return before expenses)	$1,000	$1,017.40	$7.67
C
Actual	$1,000	$832.30	$10.22
Hypothetical (5% return before expenses)	$1,000	$1,013.85	$11.23
R
Actual	$1,000	$834.70	$7.94
Hypothetical (5% return before expenses)	$1,000	$1,016.35	$8.72
Advisor
Actual	$1,000	$836.60	$5.65
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.21
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.52%;
C: 2.23%; R: 1.73%; and Advisor: 1.23%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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franklintempleton.com Semiannual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Balanced Fund
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.36	$10.10	$11.38	$11.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.15	0.30	0.36	0.34	0.12
Net realized and unrealized gains (losses)	(1.69)	(0.67)	(1.32)	(0.08)	1.47
Total from investment operations	(1.54)	(0.37)	(0.96)	0.26	1.59
Less distributions from:
Net investment income	(0.03)	(0.37)	(0.31)	(0.41)	(0.06)
Net realized gains	—	—	(0.01)	(—)[d]	—
Total distributions	(0.03)	(0.37)	(0.32)	(0.41)	(0.06)
Net asset value, end of period	$7.79	$9.36	$10.10	$11.38	$11.53

Total return[e]	(16.51)%	(3.66)%	(8.27)%	2.21%	15.92%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.16%	2.10%	2.04%	2.09%	2.43%
Expenses net of waiver and payments by affiliates	1.52%	1.53%	1.54%	1.44%	1.40%
Net investment income	3.45%	3.00%	3.52%	3.01%	2.16%

Supplemental data
Net assets, end of period (000’s)	$23,976	$30,151	$29,971	$26,559	$14,730
Portfolio turnover rate	42.20%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.30	$10.03	$11.32	$11.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.12	0.23	0.28	0.24	0.14
Net realized and unrealized gains (losses)	(1.68)	(0.66)	(1.31)	(0.07)	1.41
Total from investment operations	(1.56)	(0.43)	(1.03)	0.17	1.55
Less distributions from:
Net investment income	—	(0.30)	(0.25)	(0.34)	(0.06)
Net realized gains	—	—	(0.01)	(—)[d]	—
Total distributions	—	(0.30)	(0.26)	(0.34)	(0.06)
Net asset value, end of period	$7.74	$9.30	$10.03	$11.32	$11.49

Total return[e]	(16.77)%	(4.27)%	(8.96)%	1.38%	15.49%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.87%	2.80%	2.73%	2.88%	3.26%
Expenses net of waiver and payments by affiliates	2.23%	2.23%	2.23%	2.23%	2.23%
Net investment income	2.74%	2.30%	2.83%	2.22%	1.33%

Supplemental data
Net assets, end of period (000’s)	$3,491	$4,079	$4,250	$3,256	$534
Portfolio turnover rate	42.20%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012 [a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.35	$10.09	$11.37	$11.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.15	0.29	0.36	0.30	0.13
Net realized and unrealized gains (losses)	(1.69)	(0.68)	(1.34)	(0.07)	1.44
Total from investment operations	(1.54)	(0.39)	(0.98)	0.23	1.57
Less distributions from:
Net investment income	(0.02)	(0.35)	(0.29)	(0.37)	(0.06)
Net realized gains	—	—	(0.01)	(—)[d]	—
Total distributions	(0.02)	(0.35)	(0.30)	(0.37)	(0.06)
Net asset value, end of period	$7.79	$9.35	$10.09	$11.37	$11.51

Total return[e]	(16.53)%	(3.85)%	(8.45)%	1.92%	15.71%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.37%	2.30%	2.23%	2.38%	2.76%
Expenses net of waiver and payments by affiliates	1.73%	1.73%	1.73%	1.73%	1.73%
Net investment income	3.24%	2.80%	3.33%	2.72%	1.83%

Supplemental data
Net assets, end of period (000’s)	$41	$52	$53	$56	$20
Portfolio turnover rate	42.20%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.38	$10.11	$11.40	$11.54	$10.00
Income from investment operations[b]:
Net investment income[c]	0.17	0.34	0.42	0.37	0.12
Net realized and unrealized gains (losses)	(1.70)	(0.67)	(1.36)	(0.08)	1.49
Total from investment operations	(1.53)	(0.33)	(0.94)	0.29	1.61
Less distributions from:
Net investment income	(0.04)	(0.40)	(0.34)	(0.43)	(0.07)
Net realized gains	—	—	(0.01)	(—)[d]	—
Total distributions	(0.04)	(0.40)	(0.35)	(0.43)	(0.07)
Net asset value, end of period	$7.81	$9.38	$10.11	$11.40	$11.54

Total return[e]	(16.34)%	(3.28)%	(8.07)%	2.43%	16.07%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.87%	1.80%	1.73%	1.88%	2.26%
Expenses net of waiver and payments by affiliates	1.23%	1.23%	1.23%	1.23%	1.23%
Net investment income	3.74%	3.30%	3.83%	3.22%	2.33%

Supplemental data
Net assets, end of period (000’s)	$6,207	$8,068	$8,911	$17,346	$12,087
Portfolio turnover rate	42.20%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2015 (unaudited)

Templeton Emerging Markets Balanced Fund
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity Interests 42.3%
Belgium 3.1%
Anheuser-Busch InBev NV	Beverages	9,895	$1,049,781
Brazil 0.2%
M Dias Branco SA	Food Products	4,400	64,459
Mahle-Metal Leve SA Industria e Comercio	Auto Components	400	2,323
Totvs SA	Software	1,600	12,159
			78,941
Cambodia 0.7%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	370,000	221,518
China 11.7%
[a]Baidu Inc., ADR	Internet Software & Services	2,835	389,557
Brilliance China Automotive Holdings Ltd.	Automobiles	297,100	349,613
China Construction Bank Corp., H	Banks	611,700	406,477
China Life Insurance Co. Ltd., H	Insurance	66,000	228,228
China Mobile Ltd.	Wireless Telecommunication Services	41,500	489,958
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	356,000	217,271
CNOOC Ltd.	Oil, Gas & Consumable Fuels	280,000	286,859
Dah Chong Hong Holdings Ltd.	Distributors	143,700	57,850
Industrial and Commercial Bank of China Ltd., H	Banks	483,600	278,299
[b]Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	18,100	14,788
NetEase Inc., ADR	Internet Software & Services	894	107,387
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	513,000	355,452
Poly Culture Group Corp. Ltd., H	Media	17,600	37,379
Tencent Holdings Ltd.	Internet Software & Services	40,000	668,374
Uni-President China Holdings Ltd.	Food Products	49,400	47,551
			3,935,043
Greece 0.2%
[a]Alpha Bank AE	Banks	542,545	64,885
[a]National Bank of Greece SA	Banks	37,863	16,293
			81,178
Hong Kong 2.0%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	13,500	81,945
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	289,200	334,719
Sands China Ltd.	Hotels, Restaurants & Leisure	80,800	242,396
			659,060
India 3.8%
ICICI Bank Ltd., ADR	Banks	36,700	307,546
Infosys Ltd., ADR	IT Services	32,360	617,752
[a]Tata Motors Ltd., ADR	Automobiles	15,510	348,975
			1,274,273
Indonesia 2.0%
Astra International Tbk PT	Automobiles	584,300	208,394
Bank Danamon Indonesia Tbk PT	Banks	1,934,400	382,258
Semen Indonesia (Persero) Tbk PT	Construction Materials	162,000	100,075
			690,727
Pakistan 0.7%
Habib Bank Ltd.	Banks	117,800	222,126

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Philippines 0.2%
Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	706,600	$78,788
Singapore 0.0%†
DBS Group Holdings Ltd.	Banks	1,400	15,946
South Africa 6.1%
Massmart Holdings Ltd.	Food & Staples Retailing	700	5,460
MTN Group Ltd.	Wireless Telecommunication Services	30,476	391,403
Naspers Ltd., N	Media	8,347	1,042,289
Remgro Ltd.	Diversified Financial Services	33,722	613,433
			2,052,585
South Korea 4.4%
Bukwang Pharmaceutical Co. Ltd.	Pharmaceuticals	253	4,792
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	2,587	217,180
Hyundai Development Co.	Construction & Engineering	4,600	211,522
KT Skylife Co. Ltd.	Media	13,494	231,690
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	440	420,985
SK Hynix Inc.	Semiconductors & Semiconductor Equipment	14,140	400,261
			1,486,430
Switzerland 0.0%†
[a]Oriflame Holding AG	Personal Products	1,164	14,438
Taiwan 2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	240,000	945,598
Thailand 1.6%
Land and Houses PCL	Real Estate Management & Development	122,000	27,018
Land and Houses PCL, fgn.	Real Estate Management & Development	82,800	18,337
[a]Land and Houses PCL, wts., 5/05/17	Real Estate Management & Development	566,460	70,749
Univanich Palm Oil PCL, fgn.	Food Products	1,657,000	412,540
			528,644
United Kingdom 2.8%
Unilever PLC	Personal Products	23,186	941,793
Total Common Stocks and Other
Equity Interests (Cost $16,859,878)			14,276,869
[c]Participatory Notes
(Cost $73,172) 0.2%
Saudi Arabia 0.2%
[d]Deutsche Bank AG/London, Samba Financial
Group, 144A, 9/27/16	Banks	10,797	66,649
Preferred Stocks 3.0%
Brazil 3.0%
Banco Bradesco SA, ADR, pfd.	Banks	97,000	519,920
Itau Unibanco Holding SA, ADR, pfd.	Banks	73,675	487,728
Total Preferred Stocks
(Cost $1,187,779)			1,007,648

franklintempleton.com

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Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
		Principal
	Industry	Amount*		Value

Corporate Bonds and Notes 3.4%
Mexico 0.0%†
[d,e]Corporacion GEO SAB de CV, senior note,
144A, 8.875%, 3/27/22	Household Durables	200,000		$6,000
Nigeria 0.5%
[d]Access Bank PLC, sub. note, 144A, 9.25% to
6/23/19, FRN thereafter, 6/24/21	Banks	200,000		171,000
Poland 0.4%
[d,f]Play Topco SA, senior note, 144A, PIK, 7.75%,
2/28/20	Communications Equipment	120,000	EUR	136,136
Romania 0.4%
[d]Cable Communications Systems NV, senior
secured note, 144A, 7.50%, 11/01/20	Media	100,000	EUR	115,891
South Africa 0.5%
[d,f]Edcon Holdings Ltd., senior sub. note, 144A, PIK,
13.375%, 6/30/19	Specialty Retail	213,375	EUR	69,083
[d]Edcon Ltd., senior secured note, 144A,
9.50%, 3/01/18	Specialty Retail	135,000	EUR	89,685
[f]PIK, 8.00%, 6/30/19	Specialty Retail	10,668	EUR	10,215
				168,983
Turkey 0.6%
[d]Turkiye Is Bankasi, sub. note, 144A, 6.00%,
10/24/22	Banks	200,000		188,714
Ukraine 1.0%
[d,g]Ukreiximbank (BIZ Finance PLC), loan
participation, senior bond, 144A, 9.75%,
1/22/25	Diversified Financial Services	400,000		344,354
Total Corporate Bonds and Notes
(Cost $1,588,535)				1,131,078
Foreign Government and Agency
Securities 27.9%
Brazil 2.3%
Letra Tesouro Nacional, Strip,
10/01/15		90	[h]BRL	22,681
1/01/16		210	[h]BRL	51,197
7/01/16		30	[h]BRL	6,802
10/01/16		80	[h]BRL	17,470
Nota Do Tesouro Nacional,
10.00%, 1/01/17		1,690	[h]BRL	401,272
[i]Index Linked, 6.00%, 8/15/18		80	[h]BRL	52,330
[i]Index Linked, 6.00%, 5/15/19		70	[h]BRL	45,578
[i]Index Linked, 6.00%, 8/15/20		20	[h]BRL	12,803
[i]Index Linked, 6.00%, 8/15/22		60	[h]BRL	37,843
[i]Index Linked, 6.00%, 5/15/23		128	[h]BRL	79,813
[i]Index Linked, 6.00%, 8/15/24		10	[h]BRL	6,242
[i]Index Linked, 6.00%, 5/15/45		100	[h]BRL	57,460
				791,491

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20 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Ecuador 1.5%
[d]Government of Ecuador, senior note, 144A, 7.95%,
6/20/24	700,000		$496,444
Ghana 1.0%
Government of Ghana,
21.00%, 10/26/15	410,000	GHS	108,784
16.90%, 3/07/16	10,000	GHS	2,594
19.24%, 5/30/16	165,000	GHS	42,158
24.44%, 5/29/17	10,000	GHS	2,643
23.00%, 8/21/17	310,000	GHS	80,195
23.23%, 2/19/18	140,000	GHS	37,120
23.47%, 5/21/18	280,000	GHS	74,241
			347,735
Hungary 1.9%
Government of Hungary,
4.00%, 4/25/18	3,190,000	HUF	12,108
6.50%, 6/24/19	27,020,000	HUF	111,592
7.50%, 11/12/20	9,330,000	HUF	41,261
5.375%, 2/21/23	70,000		76,241
A, 6.75%, 11/24/17	40,030,000	HUF	160,540
A, 5.50%, 12/20/18	21,560,000	HUF	85,888
A, 7.00%, 6/24/22	5,470,000	HUF	24,128
A, 6.00%, 11/24/23	25,340,000	HUF	108,138
B, 5.50%, 6/24/25	4,180,000	HUF	17,577
			637,473
Indonesia 1.7%
Government of Indonesia,
8.375%, 3/15/34	890,000,000	IDR	53,916
FR31, 11.00%, 11/15/20	31,000,000	IDR	2,236
FR34, 12.80%, 6/15/21	1,751,000,000	IDR	135,822
FR35, 12.90%, 6/15/22	31,000,000	IDR	2,471
FR36, 11.50%, 9/15/19	63,000,000	IDR	4,568
FR43, 10.25%, 7/15/22	31,000,000	IDR	2,195
senior bond, FR53, 8.25%, 7/15/21	173,000,000	IDR	11,158
senior bond, FR70, 8.375%, 3/15/24	5,370,000,000	IDR	343,644
senior note, 8.50%, 10/15/16	125,000,000	IDR	8,525
			564,535
Malaysia 0.3%
Government of Malaysia,
3.314%, 10/31/17	20,000	MYR	4,538
senior bond, 4.262%, 9/15/16	150,000	MYR	34,450
senior bond, 3.814%, 2/15/17	90,000	MYR	20,613
senior note, 3.172%, 7/15/16	80,000	MYR	18,193
senior note, 3.394%, 3/15/17	50,000	MYR	11,386
senior note, 4.012%, 9/15/17	30,000	MYR	6,901
			96,081

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Semiannual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Mexico 3.3%
Government of Mexico,
7.25%, 12/15/16	157,300	[j]MXN	$968,791
7.75%, 12/14/17	20,460	[j]MXN	130,187
			1,098,978
Mongolia 0.5%
[d]Government of Mongolia, senior note, 144A,
5.125%, 12/05/22	200,000		162,703
Nigeria 1.0%
Government of Nigeria, 15.10%, 4/27/17	69,000,000	NGN	346,905
Philippines 0.7%
Government of the Philippines, senior note,
1.625%, 4/25/16	10,280,000	PHP	219,413
Poland 1.4%
Government of Poland,
5.00%, 4/25/16	185,000	PLN	49,592
[k]FRN, 1.79%, 1/25/17	571,000	PLN	150,201
[k]FRN, 1.79%, 1/25/21	579,000	PLN	149,395
Strip, 1/25/16	460,000	PLN	120,455
			469,643
Republic of Montenegro 0.4%
[d]Government of Montenegro, 144A, 5.375%,
5/20/19	110,000	EUR	127,080
Senegal 0.5%
[d]Government of Senegal, 144A, 6.25%, 7/30/24	200,000		180,521
Serbia 2.5%
[d]Government of Serbia, senior note, 144A, 7.25%,
9/28/21	200,000		224,883
Serbia Treasury Note, 10.00%,
10/18/15	5,500,000	RSD	51,430
1/30/16	390,000	RSD	3,708
2/21/16	39,000,000	RSD	371,934
12/19/16	1,900,000	RSD	18,744
11/08/17	510,000	RSD	5,127
4/27/18	17,600,000	RSD	178,568
			854,394
South Korea 0.4%
Korea Treasury Bond, senior note,
2.75%, 6/10/16	76,000,000	KRW	64,680
3.00%, 12/10/16	69,400,000	KRW	59,569
			124,249
Sri Lanka 1.9%
Government of Sri Lanka,
10.60%, 7/01/19	1,200,000	LKR	8,905
10.60%, 9/15/19	30,000	LKR	224
9.25%, 5/01/20	160,000	LKR	1,118

22 | Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Sri Lanka (continued)
Government of Sri Lanka, (continued)
[d]144A, 5.875%, 7/25/22	200,000		$193,411
A, 5.80%, 1/15/17	8,300,000	LKR	57,532
A, 7.50%, 8/15/18	20,000	LKR	138
A, 9.00%, 5/01/21	20,610,000	LKR	143,110
A, 11.00%, 8/01/21	960,000	LKR	7,202
B, 5.80%, 7/15/17	2,900,000	LKR	19,784
C, 8.50%, 4/01/18	4,250,000	LKR	30,160
D, 8.50%, 6/01/18	3,780,000	LKR	26,807
[d]senior note, 144A, 6.25%, 10/04/20	165,000		167,906
			656,297
Ukraine 2.9%
[d]Financing of Infrastructure Projects State
Enterprise, senior note, 144A, 9.00%, 12/07/17	490,000		373,870
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	210,000		163,520
144A, 7.75%, 9/23/20	360,000		277,783
senior bond, 144A, 7.80%, 11/28/22	200,000		154,213
			969,386
Uruguay 2.7%
[l]Government of Uruguay,
Index Linked, 4.25%, 4/05/27	456,144	UYU	13,476
senior bond, Index Linked, 5.00%, 9/14/18	80,508	UYU	2,697
senior bond, Index Linked, 4.375%, 12/15/28	9,121,875	UYU	254,831
senior bond, Index Linked, 4.00%, 7/10/30	316,015	UYU	8,472
Uruguay Notas del Tesoro,
9.50%, 1/27/16	6,154,000	UYU	207,802
11.00%, 3/21/17	80,000	UYU	2,630
7, 13.25%, 4/08/18	1,290,000	UYU	42,456
[l]10, Index Linked, 4.25%, 1/05/17	31,835	UYU	1,075
[l]13, Index Linked, 4.00%, 5/25/25	155,992	UYU	4,605
[l]18, Index Linked, 2.25%, 8/23/17	2,655,039	UYU	86,560
[l]19, Index Linked, 2.50%, 9/27/22	63,670	UYU	1,798
senior note, 13.90%, 7/29/20	822,000	UYU	27,898
Uruguay Treasury Bill, Strip,
11/26/15	340,000	UYU	11,446
1/14/16	259,000	UYU	8,561
3/03/16	418,000	UYU	13,542
4/21/16	1,755,000	UYU	55,889
6/09/16	333,000	UYU	10,410
7/28/16	321,000	UYU	9,835
9/15/16	250,000	UYU	7,531
11/03/16	330,000	UYU	9,765
2/10/17	140,000	UYU	4,005
4/03/17	1,935,000	UYU	53,022
5/19/17	2,590,000	UYU	71,647
			909,953

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Semiannual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Zambia 1.0%
[d]Government of Zambia International Bond,
144A, 8.50%, 4/14/24	200,000		$161,031
senior bond, 144A, 8.97%, 7/30/27	230,000		184,476
			345,507
Total Foreign Government and Agency
Securities (Cost $11,649,526)			9,398,788
Total Investments before Short Term
Investments (Cost $31,358,890)			25,881,032
Short Term Investments 21.6%
Foreign Government and Agency
Securities 0.8%
Indonesia 0.1%
[m]Indonesia Treasury Bill, 1/07/16 - 2/04/16	438,000,000	IDR	29,336
Malaysia 0.5%
[m]Bank of Negara Monetary Note,
10/01/15 - 9/15/16	265,000	MYR	59,107
Government of Malaysia, 3.197%, 10/15/15	400,000	MYR	90,966
[m]Malaysia Treasury Bill, 12/04/15 - 8/05/16	220,000	MYR	49,597
			199,670
Mexico 0.1%
Government of Mexico, 8.00%, 12/17/15	2,900	[j] MXN	17,319
[m]Mexico Treasury Bill, 11/12/15 - 8/18/16	23,290	[n]MXN	13,561
			30,880
Philippines 0.1%
[m]Philippine Treasury Bill, 2/03/16 - 9/07/16	880,000	PHP	18,573
Uruguay 0.0%†
[m]Uruguay Treasury Bill, 10/23/15 - 4/11/16	80,000	UYU	2,655
Total Foreign Government and Agency
Securities (Cost $316,692)			281,114
Total Investments before Money
Market Funds (Cost $31,675,582)			26,162,146

	Shares
Money Market Funds (Cost $7,022,257) 20.8%
United States 20.8%
[a,o]Institutional Fiduciary Trust Money Market
Portfolio	7,022,257		7,022,257
Total Investments
(Cost $38,697,839) 98.4%			33,184,403
Other Assets, less Liabilities 1.6%			531,122
Net Assets 100.0%			$33,715,525

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24 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt September 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
cSee Note 1(f) regarding Participatory Notes.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2015, the aggregate value of these securities was $4,065,568, representing 12.06% of net assets.
eSee Note 7 regarding defaulted securities.
fIncome may be received in additional securities and/or cash.
gSee Note 1(e) regarding loan participation notes.
hPrincipal amount is stated in 1,000 Brazilian Real Units.
iRedemption price at maturity is adjusted for inflation. See Note 1(h).
jPrincipal amount is stated in 100 Mexican Peso Units.
kThe coupon rate shown represents the rate at period end.
lPrincipal amount of security is adjusted for inflation. See Note 1(h).
mThe security is traded on a discount basis with no stated coupon rate.
nPrincipal amount is stated in 10 Mexican Peso Units.
oSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At September 30 , 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Malaysian Ringgit	JPHQ	Buy	310,750	$82,340	10/01/15	$—	$(11,674)
Malaysian Ringgit	JPHQ	Sell	310,750	69,511	10/01/15	—	(1,154)
Malaysian Ringgit	DBAB	Buy	25,770	6,759	10/05/15	—	(899)
Malaysian Ringgit	DBAB	Buy	238,900	62,654	10/07/15	—	(8,326)
Euro	DBAB	Sell	623,000	790,618	10/15/15	94,130	—
Chilean Peso	DBAB	Buy	55,692,500	81,493	10/21/15	—	(1,656)
Euro	DBAB	Sell	100,000	127,530	10/29/15	15,710	—
Indian Rupee	JPHQ	Buy	12,595,000	194,331	10/29/15	—	(3,198)
Chilean Peso	CITI	Buy	28,321,000	41,102	11/10/15	—	(580)
Chilean Peso	JPHQ	Buy	28,064,000	40,723	11/16/15	—	(592)
Euro	BZWS	Sell	100,000	125,153	11/16/15	13,300	—
Chilean Peso	MSCO	Buy	55,692,500	80,591	11/17/15	—	(959)
Brazilian Real	HSBK	Buy	300,000	105,108	11/20/15	—	(30,841)
Euro	CITI	Sell	363,000	449,793	12/07/15	43,600	—
Euro	DBAB	Sell	137,000	170,044	12/09/15	16,735	—
Chilean Peso	DBAB	Buy	56,385,000	81,205	12/17/15	—	(814)
Euro	JPHQ	Sell	53,000	56,462	12/21/15	—	(2,864)
South Korean Won	JPHQ	Buy	588,927,300	528,025	12/22/15	—	(32,521)
Malaysian Ringgit	HSBK	Buy	550,000	126,321	12/28/15	—	(1,694)
Euro	DBAB	Sell	41,018	49,198	1/07/16	3,265	—
Malaysian Ringgit	JPHQ	Buy	155,000	41,932	1/11/16	—	(6,838)
Euro	CITI	Sell	28,594	33,537	1/20/16	1,507	—
Euro	DBAB	Sell	120,000	136,914	1/29/16	2,473	—
Philippine Peso	DBAB	Buy	5,554,840	121,997	1/29/16	—	(4,203)
Euro	DBAB	Sell	100,000	113,630	2/03/16	1,583	—
Euro	DBAB	Sell	339,000	388,335	2/23/16	8,332	—

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Malaysian Ringgit	HSBK	Buy	250,000	$58,146	2/29/16	$—	$(1,705)
Uruguayan Peso	CITI	Buy	580,000	21,045	3/09/16	—	(2,673)
Uruguayan Peso	CITI	Sell	580,000	18,384	3/09/16	12	—
Euro	DBAB	Sell	66,600	71,212	3/18/16	—	(3,482)
Euro	JPHQ	Sell	66,000	71,138	3/24/16	—	(2,893)
Euro	JPHQ	Sell	27,000	29,872	3/29/16	—	(417)
Philippine Peso	DBAB	Buy	5,554,840	116,823	3/31/16	560	—
Malaysian Ringgit	JPHQ	Buy	310,750	68,849	4/01/16	1,178	—
Ghanaian Cedi	BZWS	Buy	29,574	6,266	4/08/16	680	—
Euro	JPHQ	Sell	130,000	141,631	4/21/16	—	(4,290)
Euro	DBAB	Sell	121,000	130,995	4/22/16	—	(4,827)
Euro	BZWS	Sell	136,000	156,210	5/18/16	3,448	—
Euro	JPHQ	Sell	109,400	125,560	5/20/16	2,671	—
South Korean Won	JPHQ	Buy	145,000,000	132,523	5/23/16	—	(10,689)
South Korean Won	JPHQ	Buy	145,000,000	130,267	5/31/16	—	(8,436)
Euro	DBAB	Sell	123,000	137,860	6/06/16	—	(367)
Ghanaian Cedi	BZWS	Buy	60,000	11,505	6/10/16	2,065	—
Philippine Peso	DBAB	Buy	1,885,120	41,094	6/30/16	—	(1,487)
Philippine Peso	JPHQ	Buy	1,863,000	40,704	7/01/16	—	(1,563)
Malaysian Ringgit	JPHQ	Buy	361,050	93,600	7/05/16	—	(12,700)
Euro	DBAB	Sell	31,000	34,523	8/05/16	—	(373)
Mexican Peso	CITI	Buy	7,208,000	428,054	8/08/16	—	(12,977)
Euro	DBAB	Sell	117,750	130,950	8/15/16	—	(1,638)
Euro	DBAB	Sell	120,000	135,720	8/31/16	538	—
Mexican Peso	CITI	Buy	7,253,572	415,297	9/06/16	1,332	—
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$213,119	$(179,330)
Net unrealized appreciation (depreciation)						$33,789
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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26 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At September 30, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$810,000	10/17/17	$—	$(5,412)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	20,000	10/04/23	—	(1,705)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	20,000	10/04/23	—	(1,737)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	20,000	10/07/23	—	(1,688)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	680,000	1/22/25	329	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	850,000	1/23/25	—	(3,733)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	510,000	1/27/25	—	(2,254)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	130,000	1/29/25	—	(141)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	110,000	1/30/25	—	(153)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	160,000	2/03/25	1,611	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	10,000	10/04/43	—	(2,592)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	10,000	10/04/43	—	(2,632)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	10,000	10/07/43	—	(2,606)
Totals Interest Rate Swap Contracts				$1,940	$(24,653)
Net unrealized appreciation (depreciation)					$(22,713)

See Abbreviations on page 43.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	27

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2015 (unaudited)

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$31,675,582
Cost - Sweep Money Fund (Note 3f)	7,022,257
Total cost of investments	$38,697,839
Value - Unaffiliated issuers	$26,162,146
Value - Sweep Money Fund (Note 3f)	7,022,257
Total value of investments	33,184,403
Cash	54,724
Restricted Cash (Note 1d)	40,000
Foreign currency, at value (cost $469,631)	465,682
Receivables:
Investment securities sold	7,313
Capital shares sold	15,607
Dividends and interest	306,888
Due from brokers	141,453
Variation margin	2,142
Unrealized appreciation on OTC forward exchange contracts	213,119
Other assets	12
Total assets	34,431,343
Liabilities:
Payables:
Investment securities purchased	319,331
Capital shares redeemed	103,054
Management fees	12,335
Distribution fees	16,691
Transfer agent fees	14,136
Due to brokers	40,000
Unrealized depreciation on OTC forward exchange contracts	179,330
Deferred tax	4,715
Accrued expenses and other liabilities	26,226
Total liabilities	715,818
Net assets, at value	$33,715,525
Net assets consist of:
Paid-in capital	$47,369,944
Undistributed net investment income	313,050
Net unrealized appreciation (depreciation)	(5,514,757)
Accumulated net realized gain (loss)	(8,452,712)
Net assets, at value	$33,715,525

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28 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2015 (unaudited)

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value	$23,976,486
Shares outstanding	3,076,395
Net asset value per share[a]	$7.79
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.27
Class C:
Net assets, at value	$3,490,851
Shares outstanding	451,232
Net asset value and maximum offering price per share[a]	$7.74
Class R:
Net assets, at value	$41,248
Shares outstanding	5,298
Net asset value and maximum offering price per share	$7.79
Advisor Class:
Net assets, at value	$6,206,940
Shares outstanding	795,080
Net asset value and maximum offering price per share	$7.81

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2015 (unaudited)

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends (net of foreign taxes of $48,636)	$469,283
Interest (net of foreign taxes of $2,486)	467,654
Inflation principal adjustments	49,545
Total investment income	986,482
Expenses:
Management fees (Note 3a)	228,593
Distribution fees: (Note 3c)
Class A	40,351
Class C	19,715
Class R	125
Transfer agent fees: (Note 3e)
Class A	33,902
Class C	4,724
Class R	60
Advisor Class	8,991
Custodian fees (Note 4)	11,150
Reports to shareholders	13,728
Registration and filing fees	28,640
Professional fees	31,467
Other	9,130
Total expenses	430,576
Expenses waived/paid by affiliates (Note 3f and 3g)	(125,976)
Net expenses	304,600
Net investment income	681,882
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $13,013)	(3,272,397)
Foreign currency transactions	(184,870)
Swap contracts	(24,364)
Net realized gain (loss)	(3,481,631)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,743,755)
Translation of other assets and liabilities denominated in foreign currencies	(229,159)
Swap contracts	(18,320)
Change in deferred taxes on unrealized appreciation	8,471
Net change in unrealized appreciation (depreciation)	(3,982,763)
Net realized and unrealized gain (loss)	(7,464,394)
Net increase (decrease) in net assets resulting from operations	$(6,782,512)

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30 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Six Months Ended
	September 30, 2015	Year Ended
	(unaudited)	March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$681,882	$1,347,291
Net realized gain (loss)	(3,481,631)	(835,378)
Net change in unrealized appreciation (depreciation)	(3,982,763)	(2,290,171)
Net increase (decrease) in net assets resulting from operations	(6,782,512)	(1,778,258)
Distributions to shareholders from:
Net investment income:
Class A	(82,276)	(1,231,002)
Class C	—	(137,716)
Class R	(87)	(2,053)
Advisor Class	(33,165)	(322,259)
Total distributions to shareholders	(115,528)	(1,693,030)
Capital share transactions: (Note 2)
Class A	(1,265,381)	2,719,973
Class C	103,567	170,090
Class R	(2,280)	3,321
Advisor Class	(572,539)	(256,598)
Total capital share transactions	(1,736,633)	2,636,786
Net increase (decrease) in net assets	(8,634,673)	(834,502)
Net assets:
Beginning of period	42,350,198	43,184,700
End of period	$33,715,525	$42,350,198
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$313,050	$(253,304)

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions,

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or

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Semiannual Report 33

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Restricted Cash

At September 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counter-party and is reflected in the Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

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Semiannual Report 35

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2015		March 31, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	393,744	$3,500,851	1,143,138	$11,610,919
Shares issued in reinvestment of distributions	8,766	74,586	117,730	1,121,630
Shares redeemed	(546,698)	(4,840,818)	(1,008,348)	(10,012,576)
Net increase (decrease)	(144,188)	$(1,265,381)	252,520	$2,719,973
Class C Shares:
Shares sold	87,206	$780,719	139,771	$1,410,008
Shares issued in reinvestment of distributions	—	—	14,353	135,315
Shares redeemed	(74,482)	(677,152)	(139,121)	(1,375,233)
Net increase (decrease)	12,724	$103,567	15,003	$170,090
Class R Shares:
Shares sold	887	$7,936	2,721	$27,696
Shares issued in reinvestment of distributions	10	87	216	2,053
Shares redeemed	(1,189)	(10,303)	(2,599)	(26,428)
Net increase (decrease)	(292)	$(2,280)	338	$3,321
Advisor Class Shares:
Shares sold	31,447	$293,350	148,900	$1,481,515
Shares issued in reinvestment of distributions	1,195	10,285	9,621	91,800
Shares redeemed	(97,776)	(876,174)	(179,583)	(1,829,913)
Net increase (decrease)	(65,134)	$(572,539)	(21,062)	$(256,598)

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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Semiannual Report 37

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$8,069
CDSC retained	$521

e. Transfer Agent Fees

Each class of shares, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended September 30, 2015, the Fund paid transfer agent fees of $47,677, of which $20,994 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2016.

h. Other Affiliated Transactions

At September 30, 2015, Advisers owned 19.11% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At March 31, 2015, the capital loss carryforwards were as follows:
Capital loss carryforwards not subject to expiration:
Short term	$3,024,186
Long term	1,942,707
Total capital loss carryforwards	$4,966,893

At September 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$38,902,896

Unrealized appreciation	$824,310
Unrealized depreciation	(6,542,803)
Net unrealized appreciation (depreciation)	$(5,718,493)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2015, aggregated $13,899,965 and $18,037,268, respectively.

7. Credit Risk and Defaulted Securities

At September 30, 2015, the Fund had 18.85% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2015, the value of this security was $6,000, representing 0.02% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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Semiannual Report 39

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

9. Other Derivative Information

At September 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$1,940	[a]	Variation margin	$24,653	[a]
Foreign exchange contracts	Unrealized appreciation on	213,119		Unrealized depreciation on	179,330
	OTC forward exchange contracts			OTC forward exchange contracts
Totals		$215,059			$203,983

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended September 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Derivative Contracts		Net Realized	Unrealized Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period	Operations Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(24,364)	Swap contracts	$(18,320)

Foreign exchange contracts	Foreign currency transactions	(130,844)[a]	Translation of other assets and	(252,238)[a]
liabilities denominated in
foreign currencies
Totals		$(155,208)		$(270,558)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended September 30, 2015, the average month end fair value of derivatives represented 1.53% of average month end net assets. The average month end number of open derivative contracts for the period was 93.

At September 30, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$213,119	$179,330

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At September 30, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BZWS	$19,493	$—	$—	$—	$19,493
CITI	46,451	(16,230)	—	—	30,221
DBAB	143,326	(28,072)	—	(40,000)	75,254
HSBK	—	—	—	—	—
JPHQ	3,849	(3,849)	—	—	—
MSCO	—	—	—	—	—
Total	$213,119	$(48,151)	$—	$(40,000)	$124,968

At September 30, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$—	$—	$—	$—	$—
CITI	16,230	(16,230)	—	—	—
DBAB	28,072	(28,072)	—	—	—
HSBK	34,240	—	—	—	34,240
JPHQ	99,829	(3,849)	—	—	95,980
MSCO	959	—	—	—	959
Total	$179,330	$(48,151)	$—	$—	$131,179

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 43.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

10. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities
Equity Investments[a,b]	$15,284,517	$—	$—	$15,284,517
Participatory Notes	—	66,649	—	66,649
Corporate Bonds and Notes[b]	—	1,131,078	—	1,131,078
Foreign Government and Agency Securities[b]	—	9,398,788	—	9,398,788
Short Term Investments	7,022,257	281,114	—	7,303,371
Total Investments in Securities	$22,306,774	$10,877,629	$—	$33,184,403

Other Financial Instruments
Forward Exchange Contracts	$—	$213,119	$—	$213,119
Swap Contracts	—	1,940	—	1,940
Total Other Financial Instruments	$—	$215,059	$—	$215,059

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$179,330	$—	$179,330
Swap Contracts	—	24,653	—	24,653
Total Other Financial Instruments	$—	$203,983	$—	$203,983

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	ADR	American Depositary Receipt
CITI	Citigroup, N.A.	EUR	Euro	FRN	Floating Rate Note
CME	Chicago Mercantile Exchange	GHS	Ghanaian Cedi	PIK	Payment-In-Kind
DBAB	Deutsche Bank AG	HUF	Hungarian Forint
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JPMorgan Chase Bank, N.A.	KRW	South Korean Won
LCH	London Clearing House	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley and Co. Inc.	MXN	Mexican Peso
		MYR	Malaysian Ringgit
		NGN	Nigerian Naira
		PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		UYU	Uruguayan Peso

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TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Emerging Markets Balanced Fund

Investment Manager
Templeton Asset Management Ltd.

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	080 S 11/15

Semiannual Report and Shareholder Letter

September 30, 2015

Templeton Emerging Markets Small Cap Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Templeton Emerging Markets Small Cap Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	12
Financial Statements	21
Notes to Financial Statements	25
Shareholder Information	33

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Emerging Markets Small Cap Fund

This semiannual report for Templeton Emerging Markets Small Cap Fund covers the period ended September 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in emerging market countries, as defined in the Fund’s prospectus.

Economic and Market Overview

The global economy expanded moderately during the six months under review. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015’s first nine months, amid relatively steady consumption and industrial production growth but weaker fixed-asset investment growth and lower imports and exports. Domestic demand continued to account for a greater portion of gross domestic product, as per-capita income rose and the government implemented market-friendly policies in an effort to support more sustainable growth. In the second quarter, Brazil’s economy entered recession and Russia’s economic recession deepened. Despite signs of moderating growth during the six-month period in some emerging market countries, growth in India, Mexico and South Korea showed signs of improvement.

Many emerging market central banks, including those of Russia and India, lowered benchmark interest rates to promote economic growth. The People’s Bank of China (PBOC) cut its benchmark interest rate and reduced the cash reserve requirement ratio for the country’s banks several times. Toward period-end, the PBOC effectively devalued the renminbi seeking to support export growth. In contrast, Brazil’s central bank raised its benchmark interest rate despite an economic downturn, in an effort to control inflation and support the country’s currency.

Events in China significantly affected stock performance in all regions, especially toward period-end. The Chinese government’s efforts to promote stable growth supported Chinese equity markets overall early in the period, particularly the domestic A-share market.1 After peaking on June 12, China’s domestic A-share market began to correct, resulting initially from tight liquidity conditions and uncertainties about the PBOC’s monetary policy. Despite the PBOC’s additional monetary easing efforts and the government’s measures to prevent a market collapse, the domestic market continued to decline and weighed on Hong Kong Stock Exchange-listed shares. Emerging market stocks weakened further in August, led by Chinese and other Asian stocks, after the PBOC allowed the renminbi to depreciate. The PBOC’s action sparked investor concerns about China’s economy and the possibility of a regional currency war. In late August, China expanded its monetary and fiscal stimulus efforts.

Investor concerns about moderating global economic growth, the future course of U.S. monetary policy, Greece’s debt negotiations and the depreciation of many currencies against the U.S. dollar also contributed to stock market volatility. Price declines of many commodities, particularly crude oil, negatively

1. “A” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

affected certain commodity-producing countries’ economies, financial positions and currencies, weighing further on investor sentiment. However, accommodative policies of many major central banks provided investors with some optimism. In the middle of the period, investors grew concerned about Greece’s loan default, but their confidence improved after Greece and its international creditors agreed on a third bailout package. In September, the U.S. Federal Reserve’s (Fed’s) decision to leave the federal funds target rate unchanged initially helped support emerging market stocks, but the Fed’s concerns about global economic growth hurt investor confidence near period-end. In this environment, emerging market small cap stocks, as measured by the MSCI Emerging Markets (EM) Small Cap Index, had a -12.74% total return for the six months ended September 30, 2015, with all major regions posting negative returns.2

Top 10 Countries
9/30/15
% of Total
Net Assets
India	10.6%
South Korea	9.1%
Turkey	7.4%
Taiwan	6.2%
China	6.0%
Poland	5.7%
Egypt	4.3%
Hong Kong	3.2%
Malaysia	3.0%
Russia	3.0%

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -7.27% cumulative total return. For comparison, the MSCI EM Small Cap Index had a -12.74% total return for the same period.2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

During the latter part of the six months under review, a global stock price correction exacerbated by the U.S. dollar’s strength against most foreign currencies affected the performance of most Fund investments. Consistent with our long-term investment strategy, we viewed such periods of heightened market volatility in the context of a historical, long-term uptrend.

We continued to monitor global economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Many of the Fund’s holdings performed well during the six-month reporting period despite a challenging market environment. Key contributors to the Fund’s absolute performance included Interojo, Dragon Oil and Bajaj Holdings and Investment.

Interojo is a major contact lens manufacturer in South Korea. Solid corporate earnings and growth prospects drove the company’s shares to trend higher during most of the reporting period. After reporting solid corporate results for 2015’s first quarter, Interojo generated record-high earnings in the second quarter, resulting from reduced marketing costs, robust domestic sales growth and rising exports, which have higher profit margins. The company’s plan to launch its own contact lens brand in China further supported investor sentiment.

2. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

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Top 10 Holdings
9/30/15

Company	% of Total
Sector/Industry, Country	Net Assets
Pinar Sut Mamulleri Sanayii AS	3.1%
Food Products, Turkey
Bajaj Holdings and Investment Ltd.	2.7%
Diversified Financial Services, India
Youngone Corp.	2.1%
Textiles, Apparel & Luxury Goods, South Korea
JK Cement Ltd.	2.1%
Construction Materials, India
Federal Bank Ltd.	2.1%
Banks, India
Egyptian International Pharmaceutical Industries Co.	2.0%
Pharmaceuticals, Egypt
Luxoft Holding Inc.	1.8%
IT Services, U.S.
Jiangling Motors Corp. Ltd., B	1.8%
Automobiles, China
DO & CO Restaurants & Catering AG	1.7%
Hotels, Restaurants & Leisure, Austria
Grupo Herdez SAB de CV	1.7%
Food Products, Mexico

Dragon Oil is an independent oil company operating offshore oilfields in the Caspian Sea near Turkmenistan. Major shareholder Emirates National Oil Company’s (ENOC’s) offer to purchase shares owned by minority shareholders led Dragon Oil’s share price to surge over the reporting period. Shareholders accepted the offer toward period-end after ENOC raised its initial offer price. Dragon Oil’s shares were subsequently delisted in early September.

Bajaj Holdings and Investment’s key holdings include Bajaj Auto, India’s second-largest manufacturer of two-wheeled vehicles and largest manufacturer of three-wheeled vehicles, and Bajaj FinServ, which is involved in insurance and consumer financing. The company benefited from each subsidiary’s strong share price performance during the reporting period. The launch of a new motorcycle model and variants of existing products helped Bajaj Auto strengthen its market position. Furthermore, company management expected additional model launches in late fiscal year 2016 to support the company’s market share expansion. Additionally, the Indian rupee’s depreciation helped exports recover and supported profit margins. Bajaj FinServ benefited from strength in its general insurance and lending segments.

In contrast, key detractors from the Fund’s absolute performance during the reporting period included Pinar Sut (Pinar Sut Mamulleri Sanayii), Jiangling Motors Group and Ser Educacional.

Pinar Sut is one of Turkey’s leading dairy producers. The company produces milk, cheese, butter, yogurt, fruit juices and instant desserts under the well-established PINAR brand name. Pinar Sut is Turkey’s market leader in the milk and cheese segment. Weaker-than-expected second-quarter earnings, driven by lower-than-expected sales and gross margin decline hurt the company’s share price. The company’s lower-than-expected growth resulted mainly from increasing domestic competition.

Jiangling Motors is engaged in the development, manufacture and sales of commercial vehicles and related components. Its major products include Transit series commercial vehicles (through a joint venture with Ford Motor) and JMC series light trucks, pickups and sport utility vehicles (through a joint venture with Isuzu Motors). Along with other Chinese automakers, the company was negatively affected by sluggish sales figures and investor concerns that market demand might be cooling. First-half 2015 sales and earnings declines further impacted investor confidence in the company.

Ser Educacional is one of the largest private organizations in Brazil’s post-secondary education sector. The country’s weak economic environment and policy uncertainties pressured investor sentiment in the overall sector. Reduced funding for a government-subsidized student loan program due to budgetary constraints led investors to worry about a potential decrease in new student admissions, hurting the share prices of Ser Educacional and other education companies.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

During the reporting period, portfolio inflows and our continued search for what we considered undervalued investments with attractive valuations led us to increase the Fund’s investments in Taiwan, Egypt and Poland and to initiate exposure to Pakistan. We also invested in companies with fundamentals we considered strong in Peru, Malaysia, the Philippines and Turkey. In sector terms, we increased investments in financials, industrials and health care and made purchases in consumer staples.3 Key purchases included new positions in ADLINK Technology, one of Taiwan’s largest industrial computer manufacturers; Prime Car Management, a leading automotive leasing company in Poland; and Ozak REIT (Ozak Gayrimenkul Yatirim Ortakligi), a Turkish real estate investment trust.

Conversely, we conducted some sales as certain holdings reached our sale targets and as we sought to invest in companies we considered to be more attractively valued within our investment universe. As a result, we reduced investments largely in India, Hong Kong and China via China H and P Chip shares.4 Additionally, we made a key sale in South Korea. In sector terms, we reduced holdings largely in consumer discretionary, energy and materials.5 Key sales included trimming the Fund’s investments in Redington, an Indian information technology (IT) products distributor, and AmorePacific Group, a South Korean cosmetics, personal care, green tea and health products manufacturer. Additionally, we closed the Fund’s position in TravelSky Technology, a provider of IT solutions for China’s air travel and tourism industries.

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The financials sector comprises banks, capital markets, consumer finance, insurance and real estate investment trusts in the SOI. The industrials sector comprises air freight and logistics, airlines, industrial conglomerates, marine, professional services, road and rail, trading companies and distributors, and transportation infrastructure in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products, personal products and tobacco in the SOI.
4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “P Chip” denotes shares of Hong Kong
Stock Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China.
5. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; Internet and catalog retail; leisure products; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	3/31/15		Change
A (TEMMX)	$11.36	$12.25	-$	0.89
C (TCEMX)	$10.93	$11.82	-$	0.89
R (N/A)	$11.27	$12.16	-$	0.89
Advisor (TEMZX)	$11.49	$12.37	-$	0.88

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

PERFORMANCE SUMMARY

Performance as of 9/30/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A				1.98%	2.00%
6-Month	-7.27%	-12.62%	$8,738
1-Year	-11.46%	-16.53%	$8,347
5-Year	-0.51%	-1.28%	$9,376
Since Inception (10/2/06)	+38.39%	+3.00%	$13,044
C				2.73%	2.75%
6-Month	-7.53%	-8.45%	$9,155
1-Year	-12.07%	-12.95%	$8,705
5-Year	-3.92%	-0.80%	$9,608
Since Inception (10/2/06)	+30.20%	+2.98%	$13,020
R				2.23%	2.25%
6-Month	-7.32%	-7.32%	$9,268
1-Year	-11.61%	-11.61%	$8,839
5-Year	-1.48%	-0.30%	$9,852
Since Inception (10/2/06)	+35.91%	+3.47%	$13,591
Advisor				1.73%	1.75%
6-Month	-7.11%	-7.11%	$9,289
1-Year	-11.22%	-11.22%	$8,878
5-Year	+0.99%	+0.20%	$10,099
Since Inception (10/2/06)	+42.16%	+3.99%	$14,216

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 9

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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10 Semiannual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$927.30	$9.54
Hypothetical (5% return before expenses)	$1,000	$1,015.10	$9.97
C
Actual	$1,000	$924.70	$12.99
Hypothetical (5% return before expenses)	$1,000	$1,011.50	$13.58
R
Actual	$1,000	$926.80	$10.60
Hypothetical (5% return before expenses)	$1,000	$1,014.00	$11.08
Advisor
Actual	$1,000	$928.90	$8.20
Hypothetical (5% return before expenses)	$1,000	$1,016.50	$8.57

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.98%;
C: 2.70%; R: 2.20%; and Advisor: 1.70%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Semiannual Report 11

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Small Cap Fund
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.25	$11.64	$11.75	$10.47	$11.90	$10.74
Income from investment operations[a]:
Net investment income (loss)[b]	0.10	—[c]	0.06	0.03	0.03	(0.06)
Net realized and unrealized gains (losses)	(0.99)	0.63	(0.09)	1.35	(1.46)	1.22
Total from investment operations	(0.89)	0.63	(0.03)	1.38	(1.43)	1.16
Less distributions from:
Net investment income	—	(0.02)	(0.08)	(0.04)	—	—
Net realized gains	—	—	—	(0.06)	—	—
Total distributions	—	(0.02)	(0.08)	(0.10)	—	—
Net asset value, end of period	$11.36	$12.25	$11.64	$11.75	$10.47	$11.90

Total return[d]	(7.27)%	5.40%	(0.26)%	13.37%	(12.02)%	10.80%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	1.99%	2.04%	2.11%	2.16%	2.19%	2.14%
Expenses net of waiver and payments
by affiliates	1.98%	2.02%	2.10%	2.10%	2.10%	2.10%
Net investment income (loss)	1.55%	(0.05)%	0.39%	0.25%	0.29%	(0.57)%

Supplemental data
Net assets, end of period (000’s)	$265,824	$277,148	$235,046	$229,475	$199,865	$288,237
Portfolio turnover rate	10.89%	19.21%	22.47%	15.16%	6.52%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.82	$11.30	$11.42	$10.21	$11.69	$10.62
Income from investment operations[a]:
Net investment income (loss)[b]	0.05	(0.08)	(0.02)	(0.04)	(0.04)	(0.14)
Net realized and unrealized gains (losses)	(0.94)	0.60	(0.09)	1.31	(1.44)	1.21
Total from investment operations	(0.89)	0.52	(0.11)	1.27	(1.48)	1.07
Less distributions from:
Net investment income	—	—	(0.01)	—	—	—
Net realized gains	—	—	—	(0.06)	—	—
Total distributions	—	—	(0.01)	(0.06)	—	—
Net asset value, end of period	$10.93	$11.82	$11.30	$11.42	$10.21	$11.69

Total return[c]	(7.53)%	4.60%	(0.91)%	12.53%	(12.66)%	10.08%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	2.71%	2.74%	2.81%	2.86%	2.89%	2.84%
Expenses net of waiver and payments
by affiliates	2.70%	2.72%	2.80%	2.80%	2.80%	2.80%
Net investment income (loss)	0.83%	(0.75)%	(0.31)%	(0.45)%	(0.41)%	(1.27)%

Supplemental data
Net assets, end of period (000’s)	$67,462	$73,687	$62,917	$64,459	$59,104	$83,439
Portfolio turnover rate	10.89%	19.21%	22.47%	15.16%	6.52%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.16	$11.56	$11.67	$10.40	$11.85	$10.71
Income from investment operations[a]:
Net investment income (loss)[b]	0.09	—[c]	0.06	0.01	(—)[c]	(0.12)
Net realized and unrealized gains (losses)	(0.98)	0.60	(0.12)	1.34	(1.45)	1.26
Total from investment operations	(0.89)	0.60	(0.06)	1.35	(1.45)	1.14
Less distributions from:
Net investment income	—	—	(0.05)	(0.02)	—	—
Net realized gains	—	—	—	(0.06)	—	—
Total distributions	—	—	(0.05)	(0.08)	—	—
Net asset value, end of period	$11.27	$12.16	$11.56	$11.67	$10.40	$11.85

Total return[d]	(7.32)%	5.19%	(0.37)%	13.17%	(12.24)%	10.64%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	2.21%	2.24%	2.31%	2.36%	2.39%	2.34%
Expenses net of waiver and payments
by affiliates	2.20%	2.22%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss)	1.33%	(0.25)%	0.19%	0.05%	0.09%	(0.77)%

Supplemental data
Net assets, end of period (000’s)	$476	$579	$659	$737	$684	$778
Portfolio turnover rate	10.89%	19.21%	22.47%	15.16%	6.52%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.37	$11.76	$11.87	$10.58	$11.99	$10.78
Income from investment operations[a]:
Net investment income (loss)[b]	0.11	0.02	0.05	0.05	0.06	(0.05)
Net realized and unrealized gains (losses)	(0.99)	0.65	(0.04)	1.37	(1.47)	1.26
Total from investment operations	(0.88)	0.67	0.01	1.42	(1.41)	1.21
Less distributions from:
Net investment income	—	(0.06)	(0.12)	(0.07)	—	—
Net realized gains	—	—	—	(0.06)	—	—
Total distributions	—	(0.06)	(0.12)	(0.13)	—	—
Net asset value, end of period	$11.49	$12.37	$11.76	$11.87	$10.58	$11.99

Total return[c]	(7.11)%	5.66%	0.13%	13.66%	(11.76)%	11.22%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	1.71%	1.74%	1.81%	1.86%	1.89%	1.84%
Expenses net of waiver and payments
by affiliates	1.70%	1.72%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss)	1.83%	0.25%	0.69%	0.55%	0.59%	(0.27)%

Supplemental data
Net assets, end of period (000’s)	$355,137	$363,848	$241,453	$102,842	$66,488	$78,944
Portfolio turnover rate	10.89%	19.21%	22.47%	15.16%	6.52%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2015 (unaudited)

Templeton Emerging Markets Small Cap Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity
Interests 83.0%
Argentina 0.6%
MercadoLibre Inc.	Internet Software & Services	42,000	$3,824,520
Austria 1.7%
DO & CO Restaurants & Catering AG	Hotels, Restaurants & Leisure	146,774	12,030,656
Botswana 0.4%
[a]Letshego Holdings Ltd.	Consumer Finance	9,617,099	2,847,142
Brazil 2.3%
Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods	236,100	1,184,682
Cia Hering	Specialty Retail	466,500	1,652,649
Duratex SA	Paper & Forest Products	270,700	401,346
Gaec Educacao SA	Diversified Consumer Services	633,400	1,547,585
Grendene SA	Textiles, Apparel & Luxury Goods	1,012,512	4,500,961
JSL SA	Road & Rail	1,248,503	3,022,133
Ser Educacional SA	Diversified Consumer Services	1,628,100	3,518,153
			15,827,509
China 6.0%
Anhui Tianda Oil Pipe Co. Ltd., H	Energy Equipment & Services	20,271,841	3,661,939
[b]China Vanadium Titano-Magnetite Mining Co. Ltd.	Metals & Mining	1,126,200	42,141
[c]COSCO Pacific Ltd.	Transportation Infrastructure	5,257,736	5,713,383
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	9,163,000	8,500,735
Jiangling Motors Corp. Ltd., B	Automobiles	3,948,718	12,436,947
Mindray Medical International Ltd., ADR	Health Care Equipment & Supplies	124,800	2,729,376
[b]Sohu.com Inc.	Internet Software & Services	77,722	3,209,918
Xinyi Solar Holdings Ltd.	Semiconductors & Semiconductor Equipment	15,370,000	5,255,447
			41,549,886
Czech Republic 1.4%
[b]Fortuna Entertainment Group NV	Hotels, Restaurants & Leisure	899,465	2,521,726
[a]Pegas Nonwovens SA	Textiles, Apparel & Luxury Goods	197,073	6,963,095
			9,484,821
Egypt 4.3%
Eastern Tobacco	Tobacco	116,291	3,193,007
[b,d]Edita Food Industries SAE, 144A	Food Products	1,396,572	5,885,898
Egyptian International Pharmaceutical Industries Co.	Pharmaceuticals	1,373,432	13,857,016
[b,d]Integrated Diagnostics Holdings PLC, 144A	Health Care Providers & Services	1,049,430	6,558,937
			29,494,858
Estonia 0.5%
Olympic Entertainment Group A.S.	Hotels, Restaurants & Leisure	1,557,217	3,098,092
Hong Kong 3.2%
Bonjour Holdings Ltd.	Specialty Retail	10,798,150	438,884
Giordano International Ltd.	Specialty Retail	3,938,000	1,890,203
I.T Ltd.	Specialty Retail	20,830,395	5,321,727
Ju Teng International Holdings Ltd.	Electronic Equipment, Instruments & Components	17,736,000	8,787,732
[b]Ju Teng International Holdings Ltd., wts., 10/14/16	Electronic Equipment, Instruments & Components	2,005,000	73,731
Luk Fook Holdings (International) Ltd.	Specialty Retail	1,294,000	3,242,451
Sa Sa International Holdings Ltd.	Specialty Retail	2,202,000	841,006
Sitoy Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,169,500	1,566,316
			22,162,050

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
India 10.6%
Apollo Tyres Ltd.	Auto Components	1,740,940	$4,780,810
Bajaj Holdings and Investment Ltd.	Diversified Financial Services	763,270	18,296,950
Balkrishna Industries Ltd.	Auto Components	717,833	7,341,102
Biocon Ltd.	Biotechnology	1,020,399	6,923,174
Federal Bank Ltd.	Banks	14,915,344	14,555,919
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	717,900	4,044,748
JK Cement Ltd.	Construction Materials	1,463,742	14,594,063
[b]Nirvikara Paper Mills Ltd.	Paper & Forest Products	79,759	38,949
Redington India Ltd.	Electronic Equipment, Instruments & Components	1,475,691	2,480,537
			73,056,252
Indonesia 1.4%
Bank Permata Tbk PT	Banks	19,105,600	1,473,674
[b]Express Transindo Utama Tbk PT	Road & Rail	45,128,800	917,979
Hexindo Adiperkasa Tbk PT	Trading Companies & Distributors	13,609,000	1,477,018
Mandom Indonesia Tbk PT	Personal Products	2,341,500	2,641,180
[b]Panin Financial Tbk PT	Insurance	246,820,200	3,234,776
			9,744,627
Kazakhstan 0.9%
[d]Kcell JSC, GDR, 144A	Wireless Telecommunication Services	92,768	483,321
[e]Kcell JSC, GDR, Reg S	Wireless Telecommunication Services	40,701	212,052
Nostrum Oil & Gas LP	Oil, Gas & Consumable Fuels	781,116	5,463,248
			6,158,621
Kuwait 0.8%
Kuwait Foods Americana	Hotels, Restaurants & Leisure	768,500	5,796,642
Malaysia 3.0%
7-Eleven Malaysia Holdings Bhd.	Food & Staples Retailing	16,197,500	5,451,348
Hartalega Holdings Bhd.	Health Care Equipment & Supplies	9,732,800	10,734,299
Oldtown Bhd.	Food Products	15,124,025	4,367,825
			20,553,472
Mexico 1.7%
Grupo Herdez SAB de CV	Food Products	4,483,374	11,861,970
Nigeria 0.9%
Access Bank Nigeria PLC	Banks	42,999,778	1,119,988
UAC of Nigeria PLC	Industrial Conglomerates	30,288,005	4,856,478
			5,976,466
Pakistan 0.8%
Habib Bank Ltd.	Banks	2,963,600	5,588,219
Peru 1.2%
[e]Intercorp Financial Services Inc., Reg S	Banks	330,410	8,422,151
Philippines 0.8%
Pepsi-Cola Products Philippines Inc.	Beverages	62,790,200	5,509,681

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Semiannual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Poland 5.7%
Amica Wronki SA	Household Durables	112,408	$4,543,291
[b]AmRest Holdings NV	Hotels, Restaurants & Leisure	58,533	2,525,962
CCC SA	Textiles, Apparel & Luxury Goods	77,281	3,334,005
Fabryki Mebli Forte SA	Household Durables	524,600	7,109,149
[d]Prime Car Management SA, 144A	Road & Rail	526,165	5,801,203
[b]SMT SA	IT Services	353,556	1,673,676
Wawel SA	Food Products	21,797	7,306,581
Work Service SA	Professional Services	1,701,802	7,303,737
			39,597,604
Romania 0.0%†
[a]SC Bursa de Valori Bucuresti SA	Diversified Financial Services	34,545	270,958
Russia 3.0%
[e]Cherkizovo Group PJSC, GDR, Reg S	Food Products	224,987	2,036,132
[b]DIXY Group PJSC	Food & Staples Retailing	561,958	2,671,744
[b,e]Globaltrans Investment PLC, GDR, Reg S	Road & Rail	117,550	472,551
[b,e]Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	464,316	8,079,098
[e]O’Key Group SA, GDR, Reg S	Food & Staples Retailing	519,393	831,029
[b,e]X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	370,649	6,449,293
			20,539,847
Singapore 0.9%
[f]OSIM International Ltd.	Specialty Retail	4,869,000	5,559,586
Parkson Retail Asia Ltd.	Multiline Retail	1,424,200	320,236
			5,879,822
South Korea 9.1%
AmorePacific Group	Personal Products	43,470	5,978,308
Bukwang Pharmaceutical Co. Ltd.	Pharmaceuticals	85,962	1,628,260
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	115,023	9,656,257
[b]I-Sens Inc.	Health Care Equipment & Supplies	170,453	5,385,874
Interojo Co. Ltd.	Health Care Equipment & Supplies	320,883	10,030,809
Interpark Corp.	Internet & Catalog Retail	170,863	1,838,058
LF Corp.	Textiles, Apparel & Luxury Goods	118,955	3,286,965
Medy-tox Inc.	Biotechnology	11,482	4,129,846
Vieworks Co. Ltd.	Health Care Equipment & Supplies	221,640	6,208,508
Youngone Corp.	Textiles, Apparel & Luxury Goods	289,884	14,797,238
			62,940,123
Sri Lanka 1.3%
Hemas Holdings PLC	Industrial Conglomerates	14,964,257	9,021,006
Switzerland 0.3%
[b,d]Wizz Air Holdings PLC, 144A	Airlines	60,600	1,875,919
Taiwan 6.2%
ADLINK Technology Inc.	Technology Hardware, Storage & Peripherals	4,100,173	11,320,678
Flytech Technology Co. Ltd.	Electronic Equipment, Instruments & Components	3,232,220	9,178,937
Green Seal Holding Ltd.	Chemicals	866,000	2,992,090
Merida Industry Co. Ltd.	Leisure Products	1,490,000	7,993,029
St. Shine Optical Co. Ltd.	Health Care Equipment & Supplies	329,000	4,008,425
TTY Biopharm Co. Ltd.	Pharmaceuticals	2,521,900	7,322,261
			42,815,420

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity
Interests (continued)
Thailand 2.1%
Beauty Community PCL, fgn.	Specialty Retail	85,618,000	$10,693,418
DSG International Thailand PCL, fgn.	Household Products	27,442,800	3,593,610
			14,287,028
Turkey 7.4%
Bizim Toptan Satis Magazalari AS	Food & Staples Retailing	284,304	1,193,370
Celebi Hava Servisi AS	Transportation Infrastructure	359,261	4,007,489
Coca-Cola Icetek AS	Beverages	372,780	4,263,018
IS Yatirim Menkul Degerler AS	Capital Markets	2,802,089	944,649
Ozak Gayrimenkul Yatirim Ortakligi	Real Estate Investment Trusts	7,266,311	4,010,689
Pinar Entegre Et ve Un Sanayi AS	Food Products	1,570,898	5,347,782
[g]Pinar Sut Mamulleri Sanayii AS	Food Products	3,279,170	21,676,163
[g]Reysas Gayrimenkul Yatirim Ortakligi AS	Real Estate Investment Trusts	24,575,397	4,142,469
Ulker Biskuvi Sanayi AS	Food Products	488,897	3,094,387
Yazicilar Holding AS	Industrial Conglomerates	429,121	2,297,647
			50,977,663
United Arab Emirates 1.0%
Aramex Co.	Air Freight & Logistics	7,808,911	6,675,919
United States 1.8%
[b]Luxoft Holding Inc.	IT Services	198,473	12,561,356
Vietnam 1.7%
DHG Pharmaceutical JSC	Pharmaceuticals	1,118,432	3,302,799
Imexpharm Pharmaceutical JSC	Pharmaceuticals	545,094	1,038,436
Vietnam Container Shipping JSC	Marine	1,812,676	4,869,972
Vietnam Dairy Products JSC	Food Products	509,616	2,263,049
			11,474,256

Total Common Stocks and Other
Equity Interests
(Cost $562,734,361)			571,904,556
[h]Participatory Notes 1.6%
Saudi Arabia 1.6%
[d]Deutsche Bank AG/London, Saudi Dairy
& Foodstuff Co., 144A, 4/12/18	Food Products	40,309	1,461,775
[d]HSBC Bank PLC, Mouwasat Medical
Services Co., 144A, 3/05/18	Health Care Providers & Services	279,525	9,167,809
Total Participatory Notes
(Cost $10,405,296)			10,629,584

Preferred Stocks
(Cost $7,185,059) 0.8%
Chile 0.8%
Embotelladora Andina SA, pfd., A	Beverages	1,979,200	5,799,604

franklintempleton.com		Semiannual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)
	Shares/
	Warrants	Value
Total Investments before Short Term
Investments (Cost $580,324,716)		$588,333,744
Short Term Investments 15.2%
Money Market Funds
(Cost $102,415,075) 14.9%
United States 14.9%
[b,i]Institutional Fiduciary Trust Money
Market Portfolio	102,415,075	102,415,075
[j]Investments from Cash Collateral
Received for Loaned Securities
(Cost $2,280,000) 0.3%
Money Market Funds 0.3%
United States 0.3%
[b,i]Institutional Fiduciary Trust Money
Market Portfolio	2,280,000	2,280,000
Total Investments (Cost $685,019,791)
100.6%		693,028,819
Other Assets, less Liabilities (0.6)%		(4,130,313)
Net Assets 100.0%		$688,898,506

See Abbreviations on page 32.

†Rounds to less than 0.1% of net assets.
aAt September 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
bNon-income producing.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2015, the value of this security was $5,713,383, representing
0.83% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2015, the aggregate value of these securities was $31,234,862, representing 4.53% of net assets.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2015, the aggregate value of these securities was $26,502,306, representing 3.85% of net assets.
fA portion or all of the security is on loan at September 30, 2015. See Note 1(d).
gSee Note 8 regarding holdings of 5% voting securities.
hSee Note 1(c) regarding Participatory Notes.
iSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
jSee Note 1(d) regarding securities on loan.

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20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2015 (unaudited)

Templeton Emerging Markets Small Cap Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$548,705,296
Cost - Non-controlled affiliated issuers (Note 8)	31,619,420
Cost - Sweep Money Fund (Note 3f)	104,695,075
Total cost of investments	$685,019,791
Value - Unaffiliated issuers	$562,515,112
Value - Non-controlled affiliated issuers (Note 8)	25,818,632
Value - Sweep Money Fund (Note 3f)	104,695,075
Total value of investments (includes securities loaned in the amount of $2,169,483)	693,028,819
Foreign currency, at value (cost $80,502)	80,497
Receivables:
Capital shares sold	1,083,190
Dividends	2,629,210
Other assets	175
Total assets	696,821,891
Liabilities:
Payables:
Investment securities purchased	317,351
Capital shares redeemed	2,454,863
Management fees	812,135
Distribution fees	234,749
Transfer agent fees	175,193
Payable upon return of securities loaned	2,280,000
Deferred tax	1,433,527
Accrued expenses and other liabilities	215,567
Total liabilities	7,923,385
Net assets, at value	$688,898,506
Net assets consist of:
Paid-in capital	$692,299,671
Undistributed net investment income	1,824,605
Net unrealized appreciation (depreciation)	6,545,340
Accumulated net realized gain (loss)	(11,771,110)
Net assets, at value	$688,898,506

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2015 (unaudited)

Templeton Emerging Markets Small Cap Fund

Class A:
Net assets, at value	$265,824,292
Shares outstanding	23,394,771
Net asset value per share[a]	$11.36
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.05
Class C:
Net assets, at value	$67,461,847
Shares outstanding	6,172,094
Net asset value and maximum offering price per share[a]	$10.93
Class R:
Net assets, at value	$475,764
Shares outstanding	42,209
Net asset value and maximum offering price per share	$11.27
Advisor Class:
Net assets, at value	$355,136,603
Shares outstanding	30,895,777
Net asset value and maximum offering price per share	$11.49

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
22 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2015 (unaudited)

Templeton Emerging Markets Small Cap Fund

Investment income:
Dividends: (net of foreign taxes of $1,294,655)
Unaffiliated issuers	$11,496,178
Non-controlled affiliated issuers (Note 8)	1,688,771
Interest	1,840
Income from securities loaned	66,403
Total investment income	13,253,192
Expenses:
Management fees (Note 3a)	5,448,213
Distribution fees: (Note 3c)
Class A	415,368
Class C	380,500
Class R	1,410
Transfer agent fees: (Note 3e)
Class A	224,518
Class C	58,460
Class R	434
Advisor Class	295,009
Custodian fees (Note 4)	234,646
Reports to shareholders	48,383
Registration and filing fees	61,723
Professional fees	33,147
Trustees’ fees and expenses	12,593
Other	18,698
Total expenses	7,233,102
Expenses waived/paid by affiliates (Note 3f)	(51,629)
Net expenses	7,181,473
Net investment income	6,071,719
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	12,641,079
Foreign currency transactions	41,544
Net realized gain (loss)	12,682,623
Net change in unrealized appreciation (depreciation) on:
Investments	(73,382,105)
Translation of other assets and liabilities denominated in foreign currencies	(17,629)
Change in deferred taxes on unrealized appreciation	(1,013,826)
Net change in unrealized appreciation (depreciation)	(74,413,560)
Net realized and unrealized gain (loss)	(61,730,937)
Net increase (decrease) in net assets resulting from operations	$(55,659,218)

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Small Cap Fund

	Six Months Ended
	September 30, 2015	Year Ended
	(unaudited)	March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$6,071,719	$140,980
Net realized gain (loss)	12,682,623	14,884,764
Net change in unrealized appreciation (depreciation)	(74,413,560)	12,974,349
Net increase (decrease) in net assets resulting from operations	(55,659,218)	28,000,093
Distributions to shareholders from:
Net investment income:
Class A	—	(419,135)
Advisor Class	—	(1,580,636)
Total distributions to shareholders	—	(1,999,771)
Capital share transactions: (Note 2)
Class A	10,365,693	30,114,143
Class C	(366,181)	8,031,554
Class R	(64,495)	(119,546)
Advisor Class	19,359,424	111,161,689
Total capital share transactions	29,294,441	149,187,840
Net increase (decrease) in net assets	(26,364,777)	175,188,162
Net assets:
Beginning of period	715,263,283	540,075,121
End of period	$688,898,506	$715,263,283
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$1,824,605	$(4,247,114)

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24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Small Cap Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements

franklintempleton.com

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Semiannual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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26 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At September 30, 2015, the Fund’s secured borrowing transactions were as follows:

Securities lending transactionsa:
Equity investments*,b $2,280,000

aThe agreements open at period end can be terminated at any time.
bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.
*Includes common and preferred stocks as well as other equity investments.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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franklintempleton.com Semiannual Report 27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

2. Shares of Beneficial Interest

At September 30, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2015		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	3,493,935	$43,543,470	8,707,935	$107,927,116
Shares issued in reinvestment of distributions	—	—	30,574	379,121
Shares redeemed	(2,729,122)	(33,177,777)	(6,306,208)	(78,192,094)
Net increase (decrease)	764,813	$10,365,693	2,432,301	$30,114,143
Class C Shares:
Shares sold	850,001	$10,329,140	1,968,030	$23,629,390
Shares redeemed	(910,197)	(10,695,321)	(1,305,344)	(15,597,836)
Net increase (decrease)	(60,196)	$(366,181)	662,686	$8,031,554
Class R Shares:
Shares sold	3,280	$41,048	18,630	$230,287
Shares redeemed	(8,694)	(105,543)	(28,015)	(349,833)
Net increase (decrease)	(5,414)	$(64,495)	(9,385)	$(119,546)
Advisor Class Shares:
Shares sold	5,427,454	$67,884,854	16,241,452	$203,021,946
Shares issued in reinvestment of distributions	—	—	55,109	689,414
Shares redeemed	(3,941,088)	(48,525,430)	(7,427,051)	(92,549,671)
Net increase (decrease)	1,486,366	$19,359,424	8,869,510	$111,161,689

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

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28 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$59,875
CDSC retained	$8,565

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended September 30, 2015, the Fund paid transfer agent fees of $578,421, of which $277,700 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

franklintempleton.com

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Semiannual Report 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2015, the Fund had long-term capital loss carryforwards of $23,551,608.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2015, the Fund deferred late-year ordinary losses of $2,390,570.

At September 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$689,580,808

Unrealized appreciation	$119,329,520
Unrealized depreciation	(115,881,509)
Net unrealized appreciation (depreciation)	$3,448,011

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, foreign capital gains tax, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2015, aggregated $95,125,661 and $71,425,282 respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended September 30, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Pinar Sut Mamulleri Sanayii
AS	3,133,237	145,933	—	3,279,170	$21,676,163	$1,576,016	$—
Reysas Gayrimenkul Yatirim
Ortakligi AS	23,975,998	599,399	—	24,575,397	4,142,469	112,755	—
Total Affiliated Securities (Value is 3.75% of Net Assets)					$25,818,632	$1,688,771	$—

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]
China	$35,836,503	$—	$5,713,383	$41,549,886
All Other Equity Investments[b]	536,154,274	—	—	536,154,274
Participatory Notes	—	10,629,584	—	10,629,584
Short Term Investments	104,695,075	—	—	104,695,075
Total Investments in Securities	$676,685,852	$10,629,584	$5,713,383	$693,028,819

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Small Cap Fund (continued)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt
GDR Global Depositary Receipt

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TEMPLETON EMERGING MARKETS SMALL CAP FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Emerging Markets Small Cap Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	426 S 11/15

Semiannual Report and Shareholder Letter

September 30, 2015

Templeton Frontier Markets Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Contents
Semiannual Report
Templeton Frontier Markets Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	12
Financial Statements	20
Notes to Financial Statements	24
Meeting of Shareholders	31
Shareholder Information	32

Visit franklintempleton.com for fund updates,
to access your account, or to find helpful
financial planning tools.

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Semiannual Report

Templeton Frontier Markets Fund

This semiannual report for Templeton Frontier Markets Fund covers the period ended September 30, 2015. At the market close on June 28, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure can help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading markets in, frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

Economic and Market Overview

The global economy grew moderately during the six months under review as many emerging and frontier market economies continued to grow and many developed market economies continued to recover.

Saudi Arabia’s gross domestic product (GDP) expanded 3.8% year-over-year in 2015’s second quarter, improving from the first quarter’s 2.3%, driven by solid oil sector growth as the country increased production and oil prices stabilized.1 However, the non-oil sector was largely unchanged. Saudi Arabia’s strategy to maintain oil production levels and capital expenditures to keep prices low, seeking to impede its rivals, helped the country retain its import share to Asia while bolstering U.S. and European demand for refined petroleum products. However, continued oil price weakness and increased spending led the country to have a sizable budget deficit in 2015 and borrow money. Nonetheless, the kingdom ended the period with substantial foreign exchange reserves and remained a strong net creditor. Saudi Arabia opened its stock market to qualified foreign investors in June, but stocks declined for the six-month period due to weaker-than-expected foreign investment inflows and plunging oil prices toward period-end.

Nigeria’s second-quarter GDP grew an estimated 2.4% year-over-year, slower than the first quarter’s 4.0%, as the oil sector declined due to weak oil prices and lower oil production.2 The non-oil sector continued to drive overall growth, with key contributions from services, trade and agriculture. Nigeria’s inflation rate remained high as core and food prices rose. Lower oil prices contributed to the Nigerian naira’s depreciation, leading the Central Bank of Nigeria (CBN) to implement various measures to support the currency and deter U.S. dollar outflows. Amid a high inflation rate, the CBN maintained its benchmark interest rate at 13.0%. The CBN unified the cash reserve requirement ratio for public and private sector deposits in May with an initial 31% rate, which it reduced to 25% near period-end to promote lending and economic growth. Nigerian stocks declined slightly for the six months under review.

Romania’s GDP expanded 3.3% year-over-year in the second quarter, moderating from the first quarter’s 4.3% growth rate, as industry and export slowdowns more than offset stronger consumption growth.3 In May, the National Bank of Romania (NBR) cut its monetary policy rate from 2.0% to 1.75% and

1. Source: Central Department of Statistics and Information, Saudi Arabia.
2. Source: National Bureau of Statistics, Nigeria.
3. Source: National Institute of Statistics, Romania.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

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TEMPLETON FRONTIER MARKETS FUND

reduced the minimum reserve requirement ratio from 10% to 8% to support economic growth and promote inflation. However, Romania’s inflation rate turned negative in June, as a significant reduction in the value added tax (VAT) rate on food items led prices to fall lower than expected. Nonetheless, the NBR left its policy rate unchanged in three subsequent meetings as it reassessed its policy in light of the VAT reduction and the government’s plan to raise public wages. Despite heightened global stock market volatility toward period-end, Romanian stocks delivered double-digit gains during the six-month period, resulting partly from the Romanian leu’s strength against the U.S. dollar.

Vietnam’s GDP grew an estimated 6.8% year-over-year in the third quarter, compared with the second quarter’s 6.5%, driven by manufacturing, particularly by foreign-invested companies.4 Foreign direct investment growth helped manufacturing and exports, and low inflation aided private consumption. Following the People’s Bank of China’s effective devaluation of the Chinese renminbi in August, the State Bank of Vietnam devalued the Vietnamese dong for the third time in 2015 to protect exports and support economic growth. The Vietnamese government eased foreign ownership restrictions in domestic companies to bolster investment inflows to the country’s equity market seeking an MSCI upgrade to emerging market from frontier market status. Vietnamese stocks overall ended the six-month period with a small gain in local currency terms, but the Vietnamese dong’s weakness against the U.S. dollar led to a decline in U.S. dollar terms.

Frontier market stocks overall performed better than emerging market stocks but underperformed their developed market counterparts during the six-month period, as weak oil prices hurt certain oil-exporting countries’ economies, financial positions and currencies. Further contributing to heightened stock market volatility were investor concerns about China’s stock market correction and less robust economy, the timing of potential U.S. interest rate increases, and moderating global economic growth. For the six months ended September 30, 2015, frontier market stocks, as measured by the MSCI Frontier Markets Index, had a -10.40% total return, as all major regions had losses.5

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the

Top 10 Countries
9/30/15
% of Total
Net Assets
Saudi Arabia[7]	12.5%
Romania	9.3%
Kuwait	8.5%
Vietnam	8.3%
Nigeria	8.1%
Egypt	6.3%
Pakistan	5.1%
Oman	4.0%
United Arab Emirates	3.9%
Ukraine	3.5%

company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund’s Class A shares had a -10.17% cumulative total return for the six months ended September 30, 2015. For comparison, the MSCI Frontier Markets Index had a -10.40% total return for the same period.5 Also for comparison, the Standard & Poor’s® Frontier Broad Market Index, which tracks performance of relatively small and illiquid frontier market stocks, had a -9.08% total return for the same period.6 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

4. Source: General Statistics Office of Vietnam.
5. Source: Morningstar.
6. Source: Copyright © 2015, S&P Dow Jones Indices LLC. All rights reserved.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
7. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-
dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.

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TEMPLETON FRONTIER MARKETS FUND

Top 10 Holdings
9/30/15

Company	% of Total
Sector/Industry, Country	Net Assets
OMV Petrom SA	6.1%
Oil, Gas & Consumable Fuels, Romania
Samba Financial Group,[7] 144A	4.1%
Banks, Saudi Arabia
Bank Muscat SAOG	4.0%
Banks, Oman
Mobile Telecommunications Co.	3.8%
Wireless Telecommunication Services, Kuwait
National Bank of Kuwait SAK	3.8%
Banks, Kuwait
Sonatel	3.4%
Diversified Telecommunication Services, Senegal
Nigerian Breweries PLC	3.3%
Beverages, Nigeria
Zenith Bank PLC	3.2%
Banks, Nigeria
Letshego Holdings Ltd.	3.1%
Consumer Finance, Botswana
Saudi Dairy & Foodstuff Co.,[7] 144A	2.9%
Food Products, Saudi Arabia

Manager’s Discussion

During the latter part of the six months under review, a global stock price correction exacerbated by the U.S. dollar’s strength against most foreign currencies affected the performance of most Fund investments. Consistent with our long-term investment strategy, we viewed such periods of heightened market volatility in the context of a historical, long-term uptrend. We continued to monitor global economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Key detractors from the Fund’s absolute performance during the reporting period included KazMunaiGas Exploration Production, Copa Holdings and MTN Group.

Energy stocks generally underperformed the broad stock market during the reporting period, resulting from low oil prices and investor concerns about global demand growth. Headquartered in Kazakhstan, KazMunaiGas reported disappointing first-quarter 2015 results largely due to lower oil prices and higher labor costs. Despite an oil price increase in the second quarter, corporate results remained weak for the three months ended June 30. After completing its audit of KazMunaiGas for the period between 2009 and 2012, in

September the Kazakhstan tax authority announced additional taxes, penalties and fines totaling approximately US$155 million, which further weighed on the company’s shares.

Copa Holdings, through its subsidiaries Copa Airlines and Copa Airlines Colombia, is a Panama-based, leading Latin American commercial aviation provider of passenger and cargo services. The company reported better-than-expected first-quarter corporate results, supported by cost control, but its share price corrected as investors grew more cautious after management lowered its 2015 guidance. The company’s guidance reflected the potential effects of tepid economic growth and air travel demand in South America. Weak second-quarter results, stemming from a challenging economic environment and depreciating regional currencies, further pressured shares toward period-end.

MTN Group is Africa’s largest cellular network in subscriber terms. Disappointing first-half 2015 earnings results amid a weak economic backdrop and depreciation in regional currencies impacted the South Africa-listed company’s share price performance. Management’s downbeat outlook for 2015’s second half, resulting from higher net foreign exchange losses, further hindered investor sentiment. Additionally, the market seemed concerned about potential challenges in the company’s cash repatriation from Nigeria as the Nigerian government implemented measures to maintain a stable currency.

Despite a challenging market environment, many of the Fund’s holdings performed relatively well. Key contributors to absolute performance during the period included investments in Dragon Oil, Banca Transilvania and SABIC7 (Saudi Basic Industries Corp.).

Dragon Oil is an independent oil company operating offshore oilfields in the Caspian Sea near Turkmenistan. Major shareholder Emirates National Oil Company’s (ENOC’s) offer to purchase shares owned by minority shareholders led Dragon Oil’s share price to surge over the reporting period. Shareholders accepted the offer toward period-end after ENOC raised its initial offer price. Dragon Oil’s shares were subsequently delisted in early September.

Banca Transilvania became Romania’s second-largest bank in April, after it completed its acquisition of Austrian bank Volksbank’s local subsidiary, Volksbank Romania. Investors viewed the takeover positively as they expected synergies from the acquisition and subsequent growth opportunities. An upbeat 2015 management guidance and positive loan growth further supported investor sentiment.

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TEMPLETON FRONTIER MARKETS FUND

SABIC is one of the world’s largest petrochemical producers and the Middle East’s biggest steel manufacturer. Better-than-expected first-quarter 2015 net income results, driven by resilient profit margins in spite of lower chemical prices, led SABIC’s share price to surge early in the reporting period. The company also reported solid second-quarter corporate results supported by strong petrochemical prices.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the six-month period, our continued search for frontier market investments we considered attractively valued led us to increase the Fund’s holdings largely in Argentina, Vietnam and Senegal. In sector terms, we increased investments largely in consumer staples and health care and made some purchases in industrials.8 Key additions included a new position in Telecom Argentina, a major Argentine telecommunication services provider, and additional investments in Nigerian Breweries, one of Nigeria’s largest brewing companies, and SADAFCO7 (Saudi Dairy & Foodstuff Co.), one of Saudi Arabia’s leading producers and distributors of long-life milk, milk products and food items.

Conversely, we conducted some sales to raise funds for share redemptions and to focus on opportunities we considered more attractively valued within our investment universe. As a result, we eliminated exposures to certain countries, notably Turkmenistan, and reduced holdings in several countries, including Kazakhstan. We made some of the largest sales in

Saudi Arabia.7 In sector terms, we reduced the Fund’s investments largely in energy and materials and conducted some sales in financials.9 Key sales included closing the Fund’s positions in Dragon Oil, mentioned earlier, and MCB Group, a prominent banking and financial services provider in Mauritius, as well as trimming the Fund’s investment in the aforementioned SABIC.

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

Allan Lam
Dennis Lim
Tom Wu

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The consumer staples sector comprises beverages, food products and tobacco in the SOI. The health care sector comprises health care providers and services, and pharmaceuticals in the SOI. The industrials sector comprises air freight and logistics, airlines, building products and industrial conglomerates in the SOI.

9. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, and metals and mining in the SOI. The financials sector comprises banks and consumer finance in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	3/31/15		Change
A (TFMAX)	$12.10	$13.47	-$	1.37
C (FFRMX)	$11.88	$13.27	-$	1.39
R (N/A)	$12.03	$13.40	-$	1.37
R6 (FFMRX)	$12.16	$13.51	-$	1.35
Advisor (FFRZX)	$12.15	$13.51	-$	1.36

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TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

Performance as of 9/30/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[2]	Total Return[3]	Investment[4]	Operating Expenses[5]
A				1.98%
6-Month	-10.17%	-15.33%	$8,467
1-Year	-31.50%	-35.44%	$6,456
5-Year	-8.44%	-2.90%	$8,631
Since Inception (10/14/08)	+42.24%	+4.30%	$13,406
C				2.74%
6-Month	-10.47%	-11.37%	$8,863
1-Year	-32.02%	-32.65%	$6,735
5-Year	-11.70%	-2.46%	$8,830
Since Inception (10/14/08)	+35.22%	+4.43%	$13,522
R				2.24%
6-Month	-10.22%	-10.22%	$8,978
1-Year	-31.67%	-31.67%	$6,833
5-Year	-9.48%	-1.97%	$9,052
Since Inception (10/14/08)	+40.04%	+4.96%	$14,004
R6				1.60%
6-Month	-9.99%	-9.99%	$9,001
1-Year	-31.20%	-31.20%	$6,880
Since Inception (5/1/13)	-20.79%	-9.20%	$7,921
Advisor				1.74%
6-Month	-10.07%	-10.07%	$8,993
1-Year	-31.36%	-31.36%	$6,864
5-Year	-7.22%	-1.49%	$9,278
Since Inception (10/14/08)	+44.88%	+5.47%	$14,488

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
.

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TEMPLETON FRONTIER MARKETS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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10 Semiannual Report

franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$898.30	$9.82
Hypothetical (5% return before expenses)	$1,000	$1,014.65	$10.43
C
Actual	$1,000	$895.30	$13.27
Hypothetical (5% return before expenses)	$1,000	$1,011.00	$14.08
R
Actual	$1,000	$897.80	$11.01
Hypothetical (5% return before expenses)	$1,000	$1,013.40	$11.68
R6
Actual	$1,000	$900.10	$7.74
Hypothetical (5% return before expenses)	$1,000	$1,016.85	$8.22
Advisor
Actual	$1,000	$899.30	$8.64
Hypothetical (5% return before expenses)	$1,000	$1,015.90	$9.17

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.07%; C: 2.80%; R: 2.32%; R6: 1.63%; and Advisor: 1.82%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

franklintempleton.com

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Semiannual Report 11

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Frontier Markets Fund
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.47	$18.10	$16.94	$14.79	$15.85	$15.20
Income from investment operations[a]:
Net investment income[b]	0.20	0.37	0.42	0.27	0.30	0.14
Net realized and unrealized gains (losses)	(1.57)	(3.89)	1.21	2.07	(0.96)	0.59
Total from investment operations	(1.37)	(3.52)	1.63	2.34	(0.66)	0.73
Less distributions from:
Net investment income	—	(0.55)	(0.32)	(0.19)	(0.21)	(0.05)
Net realized gains	—	(0.56)	(0.15)	—	(0.19)	(0.03)
Total distributions	—	(1.11)	(0.47)	(0.19)	(0.40)	(0.08)
Net asset value, end of period	$12.10	$13.47	$18.10	$16.94	$14.79	$15.85

Total return[c]	(10.17)%	(19.91)%	9.60%	16.06%	(3.90)%	4.79%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.07%	1.98%	1.99%	2.10%	2.20%	2.21%
Expenses net of waiver and payments by
affiliates	2.07%[e]	1.98%[e]	1.99%[e]	2.10%	2.15%	2.16%
Net investment income	3.18%	2.09%	2.28%	1.55%	2.17%	0.82%

Supplemental data
Net assets, end of period (000’s)	$105,464	$148,693	$248,218	$197,288	$113,854	$122,631
Portfolio turnover rate	9.82%	19.14%	12.65%	5.86%	23.70%	14.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.27	$17.82	$16.71	$14.60	$15.65	$15.06
Income from investment operations[a]:
Net investment income[b]	0.16	0.23	0.26	0.16	0.20	0.04
Net realized and unrealized gains (losses)	(1.55)	(3.81)	1.21	2.04	(0.95)	0.58
Total from investment operations	(1.39)	(3.58)	1.47	2.20	(0.75)	0.62
Less distributions from:
Net investment income	—	(0.41)	(0.21)	(0.09)	(0.11)	—
Net realized gains	—	(0.56)	(0.15)	—	(0.19)	(0.03)
Total distributions	—	(0.97)	(0.36)	(0.09)	(0.30)	(0.03)
Net asset value, end of period	$11.88	$13.27	$17.82	$16.71	$14.60	$15.65

Total return[c]	(10.47)%	(20.53)%	8.78%	15.25%	(4.59)%	4.11%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.80%	2.74%	2.74%	2.80%	2.90%	2.90%
Expenses net of waiver and payments by
affiliates	2.80%[e]	2.74%[e]	2.74%[e]	2.80%	2.85%	2.85%
Net investment income	2.45%	1.33%	1.53%	0.85%	1.47%	0.13%

Supplemental data
Net assets, end of period (000’s)	$29,648	$37,770	$60,182	$44,086	$25,691	$23,496
Portfolio turnover rate	9.82%	19.14%	12.65%	5.86%	23.70%	14.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.40	$18.03	$16.88	$14.74	$15.86	$15.19
Income from investment operations[a]:
Net investment income[b]	0.23	0.28	0.35	0.23	0.22	0.14
Net realized and unrealized gains (losses)	(1.60)	(3.84)	1.23	2.07	(0.93)	0.57
Total from investment operations	(1.37)	(3.56)	1.58	2.30	(0.71)	0.71
Less distributions from:
Net investment income	—	(0.51)	(0.28)	(0.16)	(0.22)	(0.01)
Net realized gains	—	(0.56)	(0.15)	—	(0.19)	(0.03)
Total distributions	—	(1.07)	(0.43)	(0.16)	(0.41)	(0.04)
Net asset value, end of period	$12.03	$13.40	$18.03	$16.88	$14.74	$15.86

Total return[c]	(10.22)%	(20.17)%	9.30%	15.91%	(4.17)%	4.67%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	2.32%	2.24%	2.24%	2.30%	2.40%	2.40%
Expenses net of waiver and payments by
affiliates	2.32%[e]	2.24%[e]	2.24%[e]	2.30%	2.35%	2.35%
Net investment income	2.93%	1.83%	2.03%	1.35%	1.97%	0.63%

Supplemental data
Net assets, end of period (000’s)	$91	$302	$388	$307	$198	$54
Portfolio turnover rate	9.82%	19.14%	12.65%	5.86%	23.70%	14.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2015	Year Ended March 31,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.51	$18.18	$17.11
Income from investment operations[b]:
Net investment income[c]	0.23	0.40	0.36
Net realized and unrealized gains (losses)	(1.58)	(3.88)	1.24
Total from investment operations	(1.35)	(3.48)	1.60
Less distributions from:
Net investment income	—	(0.63)	(0.38)
Net realized gains	—	(0.56)	(0.15)
Total distributions	—	(1.19)	(0.53)
Net asset value, end of period	$12.16	$13.51	$18.18

Total return[d]	(9.99)%	(19.63)%	9.41%

Ratios to average net assets[e]
Expenses[f]	1.63%	1.60%	1.61%
Net investment income	3.62%	2.47%	2.66%

Supplemental data
Net assets, end of period (000’s)	$125,470	$139,104	$161,459
Portfolio turnover rate	9.82%	19.14%	12.65%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Six Months Ended
	September 30, 2015		Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.51	$18.18	$17.01	$14.84	$15.91	$15.23
Income from investment operations[a]:
Net investment income[b]	0.25	0.41	0.45	0.28	0.37	0.16
Net realized and unrealized gains (losses)	(1.61)	(3.92)	1.23	2.12	(0.99)	0.63
Total from investment operations	(1.36)	(3.51)	1.68	2.40	(0.62)	0.79
Less distributions from:
Net investment income	—	(0.60)	(0.36)	(0.23)	(0.26)	(0.08)
Net realized gains	—	(0.56)	(0.15)	—	(0.19)	(0.03)
Total distributions	—	(1.16)	(0.51)	(0.23)	(0.45)	(0.11)
Net asset value, end of period	$12.15	$13.51	$18.18	$17.01	$14.84	$15.91

Total return[c]	(10.07)%	(19.78)%	9.90%	16.44%	(3.61)%	5.08%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.82%	1.74%	1.74%	1.80%	1.90%	1.90%
Expenses net of waiver and payments by
affiliates	1.82%[e]	1.74%[e]	1.74%[e]	1.80%	1.85%	1.85%
Net investment income	3.43%	2.33%	2.53%	1.85%	2.47%	1.13%

Supplemental data
Net assets, end of period (000’s)	$320,130	$523,037	$1,037,057	$846,037	$225,171	$102,992
Portfolio turnover rate	9.82%	19.14%	12.65%	5.86%	23.70%	14.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2015 (unaudited)

Templeton Frontier Markets Fund
	Industry	Shares	Value
Common Stocks 86.7%
Argentina 1.9%
Telecom Argentina SA, B, ADR	Diversified Telecommunication Services	764,030	$11,124,276
Botswana 3.1%
[a]Letshego Holdings Ltd.	Consumer Finance	61,550,162	18,221,925
Cambodia 1.2%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	11,893,611	7,120,682
Egypt 6.3%
Alexandria Mineral Oils Co.	Chemicals	753,886	3,355,397
Eastern Tobacco	Tobacco	352,546	9,679,870
Egyptian International Pharmaceutical
Industries Co.	Pharmaceuticals	1,175,555	11,860,569
[b,c]Global Telecom Holding, GDR, Reg S	Wireless Telecommunication Services	3,882,976	4,465,422
Telecom Egypt	Diversified Telecommunication Services	8,292,854	7,329,014
			36,690,272
Georgia 1.0%
Bank of Georgia Holdings PLC	Banks	212,989	5,810,551
Kazakhstan 1.6%
[c]KazMunaiGas Exploration Production, GDR,
Reg S	Oil, Gas & Consumable Fuels	345,868	2,075,208
[d]Kcell JSC, GDR, 144A	Wireless Telecommunication Services	847,845	4,417,272
[c]Kcell JSC, GDR, Reg S	Wireless Telecommunication Services	505,417	2,633,223
			9,125,703
Kenya 3.1%
East African Breweries Ltd.	Beverages	3,902,600	10,399,479
Equity Group Holdings Ltd./Kenya	Banks	2,342,447	1,017,969
Kenya Commercial Bank Ltd.	Banks	15,262,160	6,851,208
			18,268,656
Kuwait 8.5%
Kuwait Foods Americana	Hotels, Restaurants & Leisure	717,744	5,413,800
Mobile Telecommunications Co.	Wireless Telecommunication Services	16,993,843	22,206,825
National Bank of Kuwait SAK	Banks	8,158,346	21,861,749
			49,482,374
Lebanon 1.0%
[c]BLOM Bank SAL, GDR, Reg S	Banks	636,496	6,110,362
Luxembourg 1.6%
[b]Adecoagro SA	Food Products	962,479	7,661,333
Ternium SA, ADR	Metals & Mining	121,850	1,497,536
			9,158,869
Mauritius 0.6%
[b]New Mauritius Hotels Ltd.	Hotels, Restaurants & Leisure	6,459,630	3,246,229
Nigeria 8.1%
Nigerian Breweries PLC	Beverages	26,099,365	19,123,292
[d]SEPLAT Petroleum Development Co. PLC, 144A	Oil, Gas & Consumable Fuels	4,276,655	4,591,834
UAC of Nigeria PLC	Industrial Conglomerates	30,899,493	4,954,526
Zenith Bank PLC	Banks	217,899,862	18,382,499
			47,052,151

franklintempleton.com		Semiannual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
Oman 4.0%
Bank Muscat SAOG	Banks	17,088,584	$23,517,214
Pakistan 5.1%
Fauji Fertilizer Co. Ltd.	Chemicals	4,644,203	5,525,479
Habib Bank Ltd.	Banks	3,431,700	6,470,877
Indus Motor Co. Ltd.	Automobiles	543,354	5,216,407
United Bank Ltd.	Banks	8,934,300	12,486,213
			29,698,976
Panama 0.8%
Copa Holdings SA	Airlines	104,620	4,386,717
Peru 2.2%
[c]Intercorp Financial Services Inc., Reg S	Banks	496,800	12,663,432
Qatar 2.3%
Ooredoo QSC	Diversified Telecommunication Services	622,227	13,155,447
Romania 9.3%
[b]Banca Transilvania	Banks	25,848,021	14,976,777
[a]OMV Petrom SA	Oil, Gas & Consumable Fuels	415,560,797	35,223,698
[d]Societatea Nationala de Gaze Naturale
ROMGAZ SA, 144A	Oil, Gas & Consumable Fuels	499,800	3,793,788
			53,994,263
Senegal 3.4%
Sonatel	Diversified Telecommunication Services	454,739	19,977,847
South Africa 1.6%
MTN Group Ltd.	Wireless Telecommunication Services	717,651	9,216,785
South Korea 0.9%
Youngone Corp.	Textiles, Apparel & Luxury Goods	99,999	5,104,487
Ukraine 3.5%
Ferrexpo PLC	Metals & Mining	6,618,247	3,552,998
Kernel Holding SA	Food Products	266,448	3,155,056
[c]MHP SA, GDR, Reg S	Food Products	1,498,587	13,487,283
			20,195,337
United Arab Emirates 3.9%
Agthia Group PJSC	Food Products	3,612,619	7,868,701
Aramex Co.	Air Freight & Logistics	17,422,032	14,894,274
			22,762,975
Vietnam 8.3%
Binh Minh Plastics JSC	Building Products	644,382	3,176,269
DHG Pharmaceutical JSC	Pharmaceuticals	1,484,439	4,383,640
Hoa Phat Group JSC	Metals & Mining	5,087,183	6,867,550
Imexpharm Pharmaceutical JSC	Pharmaceuticals	1,059,783	2,018,948
PetroVietnam Drilling and Well Services JSC	Energy Equipment & Services	4,796,387	7,284,357
Petrovietnam Fertilizer and Chemical JSC	Chemicals	4,660,860	6,457,606
PetroVietnam Technical Services Corp.	Energy Equipment & Services	13,100,824	12,100,766
Vietnam Dairy Products JSC	Food Products	1,302,588	5,784,396
			48,073,532
Zimbabwe 3.4%
Delta Corp. Ltd.	Beverages	17,278,369	14,341,046
Econet Wireless Zimbabwe Ltd.	Wireless Telecommunication Services	19,287,620	5,149,795
			19,490,841

18 | Semiannual Report			franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value
Total Common Stocks
(Cost $591,799,520)			$503,649,903
[e]Participatory Notes 12.5%
Saudi Arabia 12.5%
[d]Deutsche Bank AG/London,
Al Tayyar Travel Group, 144A, 3/20/17	Hotels, Restaurants & Leisure	247,020	5,022,405
Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication Services	553,470	4,132,301
Saudi Basic Industries Corp., 144A, 9/27/16	Chemicals	141,351	2,958,750
Saudi Dairy & Foodstuff Co., 144A, 4/12/18	Food Products	125,946	4,567,337
[d]HSBC Bank PLC,
Etihad Etisalat Co., 144A, 11/20/17	Wireless Telecommunication Services	1,055,012	7,876,898
Mouwasat Medical Services Co., 144A, 3/05/18	Health Care Providers & Services	320,851	10,523,211
Samba Financial Group, 144A, 6/29/17	Banks	2,440,022	15,062,065
[d]Merrill Lynch International & Co. CV,
Mouwasat Medical Services Co., 144A, 9/20/17	Health Care Providers & Services	35,082	1,150,613
Samba Financial Group, 144A, 3/02/17	Banks	1,448,314	8,940,329
Saudi Dairy & Foodstuff Co., 144A, 4/02/18	Food Products	334,622	12,134,816
Total Participatory Notes
(Cost $87,097,305)			72,368,725
Preferred Stocks
(Cost $676,783) 0.1%
Mauritius 0.1%
[b]New Mauritius Hotels Ltd., pfd.	Hotels, Restaurants & Leisure	2,161,310	671,214
Total Investments before
Short Term Investments
(Cost $679,573,608)			576,689,842
Short Term Investments
(Cost $2,914,956) 0.5%
Money Market Funds 0.5%
United States 0.5%
[b,f]Institutional Fiduciary Trust Money Market
Portfolio		2,914,956	2,914,956
Total Investments
(Cost $682,488,564) 99.8%			579,604,798
Other Assets, less Liabilities 0.2%			1,198,260
Net Assets 100.0%			$580,803,058

See Abbreviations on page 30.

aAt September 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
bNon-income producing.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2015, the aggregate value of these securities was $41,434,930, representing 7.13% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At September 30, 2015, the aggregate value of these securities was $85,171,619, representing 14.66% of net assets.
eSee Note 1(c) regarding Participatory Notes.
fSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2015 (unaudited)

Templeton Frontier Markets Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$679,573,608
Cost – Sweep Money Fund (Note 3f)	2,914,956
Total cost of investments	$682,488,564
Value – Unaffiliated issuers	$576,689,842
Value – Sweep Money Fund (Note 3f)	2,914,956
Total value of investments	579,604,798
Receivables:
Investment securities sold	2,583,396
Capital shares sold	1,812,344
Dividends	3,239,721
Other assets	232
Total assets	587,240,491
Liabilities:
Payables:
Capital shares redeemed	1,915,128
Management fees	709,505
Distribution fees	99,740
Transfer agent fees	117,293
Custodian fees	362,686
Trustees’ fees and expenses	7,672
Deferred tax	3,152,810
Accrued expenses and other liabilities	72,599
Total liabilities	6,437,433
Net assets, at value	$580,803,058
Net assets consist of:
Paid-in capital	$798,029,001
Undistributed net investment income	11,651,757
Net unrealized appreciation (depreciation)	(106,090,408)
Accumulated net realized gain (loss)	(122,787,292)
Net assets, at value	$580,803,058

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20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2015 (unaudited)

Templeton Frontier Markets Fund

Class A:
Net assets, at value	$105,464,410
Shares outstanding	8,718,025
Net asset value per share[a]	$12.10
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.84
Class C:
Net assets, at value	$29,647,625
Shares outstanding	2,496,312
Net asset value and maximum offering price per share[a]	$11.88
Class R:
Net assets, at value	$91,277
Shares outstanding	7,589
Net asset value and maximum offering price per share	$12.03
Class R6:
Net assets, at value	$125,469,968
Shares outstanding	10,314,043
Net asset value and maximum offering price per share	$12.16
Advisor Class:
Net assets, at value	$320,129,778
Shares outstanding	26,342,023
Net asset value and maximum offering price per share	$12.15

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2015 (unaudited)

Templeton Frontier Markets Fund

Investment income:
Dividends (net of foreign taxes of $1,492,394)	$20,073,524
Expenses:
Management fees (Note 3a)	5,524,068
Distribution fees: (Note 3c)
Class A	173,783
Class C	175,394
Class R	319
Transfer agent fees: (Note 3e)
Class A	130,621
Class C	33,485
Class R	118
Class R6	1,052
Advisor Class	413,002
Custodian fees (Note 4)	569,885
Reports to shareholders	44,088
Registration and filing fees	83,927
Professional fees	45,907
Trustees’ fees and expenses	24,458
Other	19,261
Total expenses	7,239,368
Expenses waived/paid by affiliates (Note 3f)	(9,525)
Net expenses	7,229,843
Net investment income	12,843,681
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $182,040)	(46,513,626)
Foreign currency transactions	(438,927)
Net realized gain (loss)	(46,952,553)
Net change in unrealized appreciation (depreciation) on:
Investments	(27,127,457)
Translation of other assets and liabilities denominated in foreign currencies	56,598
Change in deferred taxes on unrealized appreciation	(1,222,573)
Net change in unrealized appreciation (depreciation)	(28,293,432)
Net realized and unrealized gain (loss)	(75,245,985)
Net increase (decrease) in net assets resulting from operations	$(62,402,304)

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22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Frontier Markets Fund

	Six Months Ended
	September 30, 2015	Year Ended
	(unaudited)	March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$12,843,681	$30,118,011
Net realized gain (loss)	(46,952,553)	(22,510,357)
Net change in unrealized appreciation (depreciation)	(28,293,432)	(268,705,096)
Net increase (decrease) in net assets resulting from operations	(62,402,304)	(261,097,442)
Distributions to shareholders from:
Net investment income:
Class A	—	(6,121,411)
Class C	—	(1,215,009)
Class R	—	(11,711)
Class R6	—	(5,769,861)
Advisor Class	—	(30,273,314)
Net realized gains:
Class A	—	(6,228,554)
Class C	—	(1,665,759)
Class R	—	(12,681)
Class R6	—	(5,117,816)
Advisor Class	—	(28,112,660)
Total distributions to shareholders	—	(84,528,776)
Capital share transactions: (Note 2)
Class A	(30,304,965)	(49,048,287)
Class C	(4,620,945)	(8,822,652)
Class R	(212,866)	20,950
Class R6	243,080	21,869,310
Advisor Class	(170,804,476)	(276,791,231)
Total capital share transactions	(205,700,172)	(312,771,910)
Net increase (decrease) in net assets	(268,102,476)	(658,398,128)
Net assets:
Beginning of period	848,905,534	1,507,303,662
End of period	$580,803,058	$848,905,534
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$11,651,757	$(1,191,924)

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Frontier Markets Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market June 28, 2013.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country

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24 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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Semiannual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2015		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	677,273	$9,239,249	2,895,283	$47,392,679
Shares issued in reinvestment of distributions	—	—	706,189	10,218,550
Shares redeemed	(3,001,320)	(39,544,214)	(6,272,258)	(106,659,516)
Net increase (decrease)	(2,324,047)	$(30,304,965)	(2,670,786)	$(49,048,287)
Class C Shares:
Shares sold	70,132	$944,326	304,998	$5,144,611
Shares issued in reinvestment of distributions	—	—	183,444	2,621,411
Shares redeemed	(420,385)	(5,565,271)	(1,018,580)	(16,588,674)
Net increase (decrease)	(350,253)	$(4,620,945)	(530,138)	$(8,822,652)
Class R Shares:
Shares sold	285	$3,903	1,609	$28,997
Shares issued in reinvestment of distributions	—	—	1,692	24,392
Shares redeemed	(15,201)	(216,769)	(2,319)	(32,439)
Net increase (decrease)	(14,916)	$(212,866)	982	$20,950

26 | Semiannual Report				franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

	Six Months Ended		Year Ended
	September 30, 2015		March 31, 2015
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	237,716	$3,235,504	1,297,191	$21,641,051
Shares issued in reinvestment of distributions	—	—	727,527	10,549,145
Shares redeemed	(218,280)	(2,992,424)	(610,254)	(10,320,886)
Net increase (decrease)	19,436	$243,080	1,414,464	$21,869,310
Advisor Class Shares:
Shares sold	8,741,288	$111,138,024	13,009,497	$210,143,145
Shares issued in reinvestment of distributions	—	—	2,898,327	42,054,732
Shares redeemed	(21,109,140)	(281,942,500)	(34,255,878)	(528,989,108)
Net increase (decrease)	(12,367,852)	$(170,804,476)	(18,348,054)	$(276,791,231)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors

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Semiannual Report 27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$5,372
CDSC retained	$2,872

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2015, the Fund paid transfer agent fees of $578,278, of which $236,927 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2016. There were no Class R6 transfer agent fees waived during the period ended September 30, 2015.

h. Other Affiliated Transactions

At September 30, 2015, one or more of the funds in Franklin Fund Allocator Series owned 17.46% of the Fund’s outstanding shares.

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28 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2015, the Fund deferred post-October capital losses of $75,784,211.

At September 30, 2015, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments	$684,030,084

Unrealized appreciation	$63,478,529
Unrealized depreciation	(167,903,815)
Net unrealized appreciation (depreciation)	$(104,425,286)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2015, aggregated $71,638,388 and $248,760,893, respectively.

7. Concentration of Credit Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2015, the Fund did not use the Global Credit Facility.

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Semiannual Report 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Frontier Markets Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$504,321,117	$—	$—	$504,321,117
Participatory Notes	—	72,368,725	—	72,368,725
Short Term Investments	2,914,956	—	—	2,914,956
Total Investments in Securities	$507,236,073	$72,368,725	$—	$579,604,798

aIncludes common and preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio

ADR American Depositary Receipt
GDR Global Depositary Receipt

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TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON FRONTIER MARKETS FUND

Meeting of Shareholders

Special Meeting of Shareholders, June 30, 2015 (unaudited)

A Special Meeting of Shareholders of Templeton Frontier Markets Fund (the “Fund”) was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on June 30, 2015. The purpose of the meeting was to approve an amendment to the current fundamental investment policy regarding industry concentration. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:

1. To approve an amendment to the current fundamental investment policy regarding industry concentration:

		% of
		Outstanding	% of Shares
	Shares	Shares	Present
For	38,890,852.493	61.721%	97.801%
Against	494,703.755	0.785%	1.244%
Abstain	379,753.777	0.603%	0.955%
Total	39,765,310.025	63.109%	100.000%

There were no broker non-votes received with respect to this item.

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Semiannual Report 31

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON FRONTIER MARKETS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Frontier Markets Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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© 2015 Franklin Templeton Investments. All rights reserved.	096 S 11/15

Semiannual Report and Shareholder Letter

September 30, 2015

Templeton Global Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Contents
Semiannual Report
Templeton Global Balanced Fund	3
Performance Summary	10
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	40
Notes to Financial Statements	44
Shareholder Information	58

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Semiannual Report

Templeton Global Balanced Fund

This semiannual report for Templeton Global Balanced Fund covers the period ended September 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equity securities. The Fund’s equity component will generally consist of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -8.14% cumulative total return. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Barclays Multiverse Index, had a -4.71% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI ACWI, stocks in global developed and

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

emerging markets overall declined during the period, amid escalating worries about China’s slowing economy and tumbling stock market, Greece’s debt crisis, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. However, supporting global stocks were improving economic data in the U.S. and certain eurozone countries, a generally accommodative monetary policy environment, positive developments in Greece and the Fed’s decision to keep the interest rate unchanged. Oil prices declined for the six months under review, with a sharp drop toward period-end, largely due to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

U.S. economic growth was mixed during the six months under review. After a rebound in the second quarter, estimates indicated tepid third-quarter growth despite healthy consumer spending as businesses cut back on inventories, exports declined and governments reduced their spending. During the six-month period, the Fed kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September the Fed kept interest rates unchanged and said it would continue to monitor developments domestically and abroad. The Fed also raised its forecast for 2015 U.S. economic growth and lowered its unemployment projections.

1. Source: Morningstar. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Barclays Multiverse Index and is rebalanced monthly. For the six months ended 9/30/15, the MSCI ACWI had a -8.87% total return and the Barclays Multiverse Index had a -0.55% total return.
The indexes are unmanaged and include reinvestment of income and distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 22.

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Outside the U.S., the U.K economy grew in 2015’s second quarter supported by services and industrial production. Eurozone economic growth generally improved during the period. France’s economy stagnated due to lower consumer spending and business investment, which was partially offset by higher exports, while Italy expanded but at a slower pace. In contrast, Greece’s economy grew despite the country’s liquidity crisis. Germany’s economic growth rose slightly compared with the previous quarter largely due to strong exports, although at a lower-than-expected rate as weak inventories and investments weighed on the economy. The eurozone’s annual inflation rate rose beginning in May as services and food prices increased, but it contracted in September as oil prices fell more sharply than in prior months. The European Central Bank (ECB) maintained its asset purchase program and benchmark interest rates during the period seeking to boost inflation and the economy. Despite Greece’s debt issues and investor concerns about the potential impact of China’s unexpected move to devalue its currency, the region generally benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast.

Japan’s economy contracted in the second quarter due to decreases in net exports, consumer spending and business investment. The Bank of Japan maintained its monetary policy during the review period, but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. Brazil’s economy slowed further in the second quarter, as domestic investment and consumption contracted. Investors remained concerned about Greece’s economy, even though the country and its international creditors struck a deal toward a third bailout package in July. In China, the government sought to cool domestic stock market speculation, but its intervention led to severe market volatility in June and July. Emerging market stocks, especially Chinese equities, slumped in August after China effectively devalued the renminbi. This move sparked concerns among investors about China’s moderating economy and a possible currency war. In late August, China expanded its monetary and fiscal stimulus. Central bank actions varied across emerging markets during the six months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, fell for the six-month period.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Global bond yields and spread levels fluctuated, with an overall trend to lower yields in Europe and Asia, and a general increase in yields in Latin America. U.S. Treasury yields shifted throughout the period with the yield on the 10-year U.S. Treasury note beginning the period at 1.94% and rising to a high of 2.50% in June 2015, before declining to 2.06% by the end of the period. Credit spreads widened in Asia, Latin America and areas within peripheral Europe during the period.

In the weeks before the six-month reporting period began, the ECB launched a new quantitative easing (QE) program with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB stated its intentions to

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continue its asset purchases until it sees a sustained adjustment in the path of inflation, making the program effectively open ended. During the period, we anticipated that QE would keep interest rates low for a while and that it would put further downward pressure on the euro. Although the U.S. dollar broadly strengthened against most developed and emerging market currencies, the euro appreciated 3.93% against the U.S. dollar over the six-month period.2

In China, we viewed the country’s moderation of growth as an inevitable normalization for an economy of its size. Despite the sudden decline of Chinese equity markets in late June and July, we believed growth in China would remain on its expansionary pace and that the economy was fundamentally more stable than markets indicated. However, the devaluation of the Chinese yuan in mid-August by about 3% appeared to raise fears of a deeper, potentially uncontrolled depreciation. We believed that the Chinese authorities would focus on keeping currency depreciation reasonably controlled and that targeted monetary policies were prudent responses to a moderating economy.

In July and August 2015, global volatility increased significantly with sharp declines in the bond markets and currencies of several emerging market countries, including China. In our assessment, the depreciations of several emerging market currencies were excessive, leading to fundamentally cheap valuations. In keeping with our strategy, we look for opportunities to selectively add to our strongest convictions in periods of volatility and believe that global market fundamentals will eventually re-emerge. Despite the escalation in near-term volatility which persisted through the end of the period, our medium-term convictions remained intact.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forward contracts, but we may also use currency and currency index futures contracts, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Manager’s Discussion

We maintained the Fund’s asset allocation at roughly 65%/35% in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. As stocks consolidated bull market gains and performance trends continued to diverge following a period of unusually high correlations, we believed the practice of bottom-up, fundamental security analysis could become increasingly helpful in identifying the best long-term opportunities. A long-term outlook may also prove valuable as the prevailing focus on short-term factors seemed to us to have left underscrutinized long-term opportunities. Ultimately, we believe the process of value recognition can take time when stocks trade based on negative sentiment or near-term prospects. As we have written in the past, setbacks are to be expected and fortitude is required

2. Source: FactSet.

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for practitioners of our approach. However, we believe for the patient, disciplined investor, this investment strategy can be well suited to long-term capital preservation and appreciation.

Equity

The six months under review brought renewed volatility to global equity markets as concerns about a global economic slowdown intensified. Risk aversion spiked in this environment, resulting in the leadership of traditionally defensive sectors (i.e., consumer staples, health care and utilities) at the expense of traditionally cyclical sectors (i.e., energy, materials and industrials). This environment also brought renewed headwinds for our patient, bottom-up value investment approach. The years since the onset of the global financial crisis have been challenging. We believe the problem has not been absolute returns, as the Fund has generated significant gains since the depths of the global financial crisis. We believe the problem has been an unusually hostile market for value investors. In fact, value as a style is on track to underperform growth for its ninth consecutive year, the longest stretch on record. In our opinion, this represents a major anomaly, as value-oriented stocks have historically outperformed the broader market more often than not. The recent period has been different for a few reasons. First, global economic growth has been persistently low, affording a scarcity premium to companies that have been able to exhibit above-average revenue growth. Second, central bank policy rates have fallen to historical lows. As interest rates declined, so too did equity earnings yields. Because earnings yields are simply the inverse of price-to-earnings ratios, equity valuations tend to expand in falling rate environments, further improving the backdrop for growth stocks.

Other aspects of this environment have been equally challenging. To begin with, this has not been a typical monetary loosening cycle. Central banks have not just lowered interest rates, they have acquired vast portfolios of debt securities in an effort to boost lending and stimulate the economy. As a result of such QE, the Fed’s balance sheet has quadrupled to nearly US$4.5 trillion, or around 25% of gross domestic product (GDP). Furthermore, the Bank of Japan’s balance sheet has ballooned to 65% of GDP. In Europe, the ECB and the Bank of England embarked on their own QE programs. The result of all this stimulus has been a wave of what we believe to be indiscriminate support for financial assets in general, and risk assets like equities in particular. Given the extent to which central bank actions have influenced financial markets, it seemed the ability to forecast policy trends has been a more valuable skill than the ability to analyze fundamental value at the security level. This scenario has led to high degrees of correlation between individual equities, which have put at a disadvantage fundamentally oriented, bottom-up stock pickers like us. Although such conditions have been frustrating, we nevertheless remain confident in the long-term value of our time-tested investment approach. We believe recent market trends cannot persist indefinitely; it has been our experience that price has eventually converged with value.

This convergence has certainly not yet occurred in the energy sector, a major Fund overweighting and one of the biggest detractors relative to the MSCI ACWI during the six months under review.3 Global energy stocks tumbled during the period and the price of oil fell to a six-and-half-year low as modest economic growth raised concerns about energy demand and the Organization of the Petroleum Exporting Countries’ (OPEC’s) decision not to cut production compounded a global supply glut. U.K. integrated oil producer BP was a major sector laggard as its share price fell after the firm reported disappointing earnings, a decline in trading profitability and an impairment related to the ongoing Libyan conflict. Although the recent environment remained extremely challenging, we were encouraged to see BP execute on its shrink-to-grow strategy of self-help and cost reductions. We believe BP’s portfolio optimization, capital discipline, targeted exploration, increased cash flow and shareholder return focus bode well for an eventual turnaround, as do recent settlements relating to the 2010 Macondo disaster.

More broadly, despite the near-term supply and demand imbalances currently depressing oil prices, we believed longer term conditions remained supportive of higher prices. The reserve life of U.S. shale deposits, a major source of recent supply growth, is a fraction of the life of traditional deposits, meaning shale deposits’ productive capacity should fade relatively quickly. In the meantime, low prices were beginning to have their expected effect as higher cost North American oil production began to decline. In fact, the International Energy Agency recently predicted that non-OPEC production will decrease the most in 20 years during 2016. In short, the shale boom is aging and does not appear to represent a permanent impediment to balanced oil markets. To us, a balanced market is one where price levels encourage the production of the all-important marginal barrel of supply, or the last barrel needed to satisfy demand. At period-end, the marginal cost of production in global oil markets was roughly US$70–US$80, and we believe prices are likely to recover to these levels over our investment horizon.

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the equity section of the SOI.

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The Fund’s stock selection and underweighted allocation to the defensive, in-favor consumer staples sector also detracted from relative performance.4 Although we had identified what we believe were isolated bargains, the sector has remained generally expensive as the attractive combination of defensive revenue streams and strong emerging market exposure commanded a premium, in our analysis. Such high prices appeared overly generous to us given the operational challenges, compet itive headwinds and pricing pressures affecting sellers of highly commoditized consumer goods.

Among consumer stocks, we found what we considered selectively better opportunities in the consumer discretionary sector, though stock selection led the sector to detract from relative performance.5 Singapore-based conglomerate Jardine Cycle & Carriage was a key detractor, falling after slower sales and less profitable financing activity across the firm’s auto dealerships negatively impacted operating results. Near-term pressures aside, we believed the stock represented an attractive way to gain exposure to majority-owned subsidiary Astra International, a top Indonesian conglomerate and likely beneficiary of rising consumption trends in Southeast Asia.

Turning to contributors, stock selection in health care notably helped relative performance.6 We increased our allocation throughout the 2000s as consensus fears about an impending patent cliff and waning research and development productivity led to valuations we considered attractive. The industry largely survived the patent cliff, and companies implemented successful strategies designed to rein in bloated cost structures and refocus investment on new drug development. As value matured in the traditional pharmaceuticals sector, we also found what we considered attractive opportunities among biotechnology companies with underappreciated growth potential. Danish biotechnology firm H. Lundbeck was a significant health care contributor during the review period, surging to its highest price in 13 years after the firm’s new chief executive officer announced significant restructuring initiatives intended to improve profitability and enhance new product development.7 Lundbeck’s most attractive and most undervalued feature, according to our analysis, is its transformational new drug pipeline. We expect that this year represented an

Top Five Equity Holdings
9/30/15

Company	% of Total
Sector/Industry, Country	Net Assets
Roche Holding AG	1.8%
Pharmaceuticals, Switzerland
Microsoft Corp.	1.6%
Software, U.S.
Samsung Electronics Co. Ltd.	1.2%
Technology Hardware, Storage & Peripherals, South Korea
JPMorgan Chase & Co.	1.1%
Banks, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.1%
Pharmaceuticals, Israel

earnings trough for the firm as patents expire and generic competition intensifies. However, looking out over our long-term investment horizon, it seems the market continues to undervalue Lundbeck’s research and development potential, and we believe the stock will rally substantially if the company’s promising pipeline translates into stronger earnings in the years to come.

Although the Fund’s health care holdings held up well, the period did bring some challenges for a number of recently high-flying biotechnology and medical technology stocks after stories of predatory drug pricing sparked political backlash. To this end, it is worth noting that the U.S. has no mechanism to unilaterally reset drug prices, and the Republican-controlled Congress continues to support market-based pricing, making the passage of any drug-pricing legislation highly unlikely before at least 2018. As far as our select biotechnology holdings were concerned, we owned innovative companies with specific competitive backdrops and pricing scenarios that varied on a stock by stock basis. More generally, we favored companies that we deemed undervalued in relation to future earnings as they offered products with limited competition or clearly demonstrable advantages over existing therapies or whose share prices seemed to us to significantly discount competitive pressures.

Underweightings and stock selection in industrials and materials also aided relative performance.8 Select opportunities

4. The consumer staples sector comprises beverages and food and staples retailing in the equity section of the SOI.
5. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; household durables; media; multiline retail and specialty retail in the equity section of the SOI.
6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the equity section of the SOI.
7. Not an index component.
8. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates and machinery in the equity section of the SOI. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the equity section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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existed in the depressed industrials sector, where companies have benefited from restructuring in the aftermath of the global financial crisis. We believed investors could gain exposure to global growth trends at less demanding valuations than those found in other cyclical sectors. We continued to find only limited value in the materials sector. In general, construction materials firms were highly sensitive to wider economic trends and valuations had begun to reflect expected earnings improvements as major western property markets recovered. Elsewhere, chemicals stocks looked generally expensive to us with margins near cyclical peaks and new capacity negatively impacting industry pricing. The mining industry also suffered from significant excess capacity following an unprecedented investment boom in China, and although some stocks began to look attractively valued, in our opinion, much depends on China’s economic trajectory as the country’s leadership seeks a more sustainable growth model.

From a regional standpoint, stock selection and an underweighted allocation in the U.S. were major detractors from relative performance during the period. Although we continued to find select opportunities in the dynamic U.S. corporate sector, valuations and profit margins were too high for us to match the global index’s U.S. weighting. Stock selection in Asia also detracted, as losses in South Korea and Singapore offset relative strength in China, which was home to top contributors like travel systems management firm TravelSky Technology and IT distributor Digital China Holdings (both sold by period-end).7 We favored Chinese companies that we assessed were competitive enough to gain market share, were financially well managed and could target efficiency improvements through internal reforms. Emerging markets generally offered better value after a weak quarter and sustained underperformance. The Fund’s overweighted European allocation contributed to relative performance. Although the region has been buffeted by headwinds internally (i.e., sovereign indebtedness, Greece and political discord) and outside of its control (i.e., refugee crisis, Ukraine, and China and emerging markets slowdown), policy remained supportive, corporate and economic fundamentals were improving and valuations seemed attractive to us. In our analysis, the disconnect between depressed sentiment and more resilient fundamentals offered attractive buying opportunities.

Looking at the markets more broadly, we believed the sell-off experienced at period-end may help mitigate one of the main obstacles for the asset class: a concern that stocks had gotten too expensive. The prospect of a Fed rate hike was another

Top Five Fixed Income Holdings*
9/30/15
% of Total
Issue/Issuer	Net Assets
Government of Mexico	4.1%
Government of Malaysia	2.8%
Government of Sri Lanka	2.4%
Government of Hungary	1.8%
Government of Ukraine	1.7%
*Excludes short-term investments.

major hurdle for global stock markets, though with financial conditions tightening and stocks correcting, we felt that may now be priced in as well. With such concerns abating against a backdrop of broadly accommodative global monetary policy and significant excess liquidity, conditions may be favorable for renewed equity strength. At Templeton, we are encouraged by our continued ability to uncover bottom-up bargains in this environment. Although correlations between equities remained historically elevated and the environment has still been excessively economically driven, we have begun to witness a growing divergence in policy trends and in market and economic performance. Consequently, we have been seeing widening spreads between, for example, developed and emerging markets, cyclical and defensive sectors, and value and growth stocks. In fact, value recently traded at the cheapest level relative to growth since the height of the technology, media and telecommunications bubble. As such imbalances persist, we expect opportunities should continue to arise for patient, disciplined investors to buy long-term business value at what we consider substantial discounts.

Fixed Income

The core of our strategy during the reporting period remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries and we held select local currencies and local bond positions in specific emerging markets. We also actively sought opportunities that could potentially offer positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. We continued to selectively invest in credit opportunities across emerging markets, with a particular focus on credit exposures in

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economies with strong growth indicators. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or
other benchmarks).

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

During the period, overall credit exposures and interest rate strategies contributed to absolute return. Among credit, sub-investment-grade sovereign credits contributed to absolute performance. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Negative duration exposure to U.S. Treasuries contributed to absolute return. Additionally, the Fund’s net-negative position in the Australian dollar, using currency forward contracts, contributed to absolute performance.

Overall currency positions detracted from absolute performance. Overweighted currency positons in Latin America and Asia ex-Japan detracted from absolute return, as did the Fund’s net-negative position in the euro, achieved through currency forward contracts. The Fund’s credit exposures in high yield corporate bonds also detracted from absolute performance.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	3/31/15		Change
A (TAGBX)	$2.82	$3.13	-$	0.31
A1 (TINCX)	$2.82	$3.13	-$	0.31
C (FCGBX)	$2.80	$3.12	-$	0.32
C1 (TCINX)	$2.82	$3.13	-$	0.31
R (N/A)	$2.82	$3.14	-$	0.32
R6 (N/A)	$2.83	$3.14	-$	0.31
Advisor (TZINX)	$2.83	$3.14	-$	0.31

Distributions[1] (4/1/15–9/30/15)
Dividend
Share Class	Income
A	$0.0589
A1	$0.0587
C	$0.0479
C1	$0.0523
R	$0.0551
R6	$0.0644
Advisor	$0.0628

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PERFORMANCE SUMMARY

Performance as of 9/30/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include current maximum sales charges. Class A: 5.75% maximum initial sales charge; Class A1: 4.25% maximum initial sales charge; Class C/C1: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

				Total Annual Operating Expenses[6]
	Cumulative	Average Annual	Value of $10,000
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(with waiver)	(without waiver)
A7				1.11%	1.11%
6-Month	-8.14%	-13.40%	$8,660
1-Year	-7.06%	-12.48%	$8,752
5-Year	+29.75%	+4.07%	$12,209
10-Year	+81.97%	+5.56%	$17,175
A1				1.11%	1.11%
6-Month	-8.15%	-12.08%	$8,792
1-Year	-7.07%	-10.93%	$8,907
5-Year	+29.54%	+4.40%	$12,405
10-Year	+81.69%	+5.70%	$17,409
C				1.83%	1.83%
6-Month	-8.82%	-9.72%	$9,028
1-Year	-7.81%	-8.68%	$9,132
3-Year	+13.22%	+4.22%	$11,322
Since Inception (7/1/11)	+12.72%	+2.86%	$11,272
C1				1.51%	1.51%
6-Month	-8.34%	-9.24%	$9,076
1-Year	-7.45%	-8.33%	$9,167
5-Year	+26.96%	+4.89%	$12,696
10-Year	+74.80%	+5.74%	$17,480
R				1.36%	1.36%
6-Month	-8.55%	-8.55%	$9,145
1-Year	-7.58%	-7.58%	$9,242
5-Year	+27.42%	+4.97%	$12,742
10-Year	+77.02%	+5.88%	$17,702
R6				0.76%	0.92%
6-Month	-7.95%	-7.95%	$9,205
1-Year	-6.70%	-6.70%	$9,330
Since Inception (5/1/13)	+4.45%	+1.82%	$10,445
Advisor				0.86%	0.86%
6-Month	-8.00%	-8.00%	$9,200
1-Year	-6.80%	-6.80%	$9,320
5-Year	+31.11%	+5.57%	$13,111
10-Year	+85.93%	+6.40%	$18,593

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Semiannual Report 11

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 9/30/15[2] (continued)
		30-Day Standardized Yield[9]
	Distribution
Share Class	Rate[8]	(with waiver)	(without waiver)
A	3.89%	2.44%	2.43%
A1	3.93%	2.48%	2.47%
C	3.36%	1.84%	1.83%
C1	3.66%	2.19%	2.18%
R	3.86%	2.34%	2.33%
R6	4.49%	2.94%	2.55%
Advisor	4.40%	2.85%	2.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A:	The Fund began offering a new Class A share on 9/27/11. Beginning 7/1/11, the Fund’s existing Class A shares (renamed Class A1 on 9/27/11) were available to new investors with a maximum initial sales charge of 5.75%. Prior to 7/1/11, the Fund offered Class A shares with a lower maximum initial sales charge.
Class A1
(formerly Class A):	Effective 9/27/11, Class A shares were renamed Class A1. This share class is only available for shareholders who purchased prior to 7/1/11. A new
Class A share is available for investors with an initial purchase date on or after 7/1/11.
Class C:	The Fund began offering a new Class C share on 7/1/11. Prior to that date, the Fund offered a Class C share (renamed Class C1) with lower Rule 12b-1 expenses. These shares have higher annual fees and expenses than Class A shares.
Class C1
(formerly Class C):	Effective 7/1/11, Class C closed to new investors and was renamed Class C1. These shares have higher annual fees and expenses than Class A shares.
A new Class C share is now available.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least
7/31/16. Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.
8. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Classes C, C1, R, R6 and
Advisor) per share on 9/30/15.
9. The 30-day standardized yield for the 30 days ended 9/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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12 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

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Semiannual Report 13

TEMPLETON GLOBAL BALANCED FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$918.60	$5.23
Hypothetical (5% return before expenses)	$1,000	$1,019.55	$5.50
A1
Actual	$1,000	$918.50	$5.23
Hypothetical (5% return before expenses)	$1,000	$1,019.55	$5.50
C
Actual	$1,000	$911.80	$8.79
Hypothetical (5% return before expenses)	$1,000	$1,015.80	$9.27
C1
Actual	$1,000	$916.60	$7.14
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.52
R
Actual	$1,000	$914.50	$6.41
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.76
R6
Actual	$1,000	$920.50	$3.60
Hypothetical (5% return before expenses)	$1,000	$1,021.25	$3.79
Advisor
Actual	$1,000	$920.00	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,020.80	$4.24

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.09%;
A1: 1.09%; C: 1.84%; C1: 1.49%; R: 1.34%; R6: 0.75%; and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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14 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Global Balanced Fund
	Six Months Ended
	September 30, 2015				Year Ended March 31,
	(unaudited)		2015		2014		2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.13		$3.30		$2.94		$2.80	$2.50
Income from investment operations[b]:
Net investment income[c]	0.04		0.08		0.09	[d]	0.07	0.04
Net realized and unrealized gains (losses)	(0.29)		(0.07)		0.35		0.23	0.33
Total from investment operations	(0.25)		0.01		0.44		0.30	0.37
Less distributions from net investment income	(0.06)		(0.18)		(0.08)		(0.16)	(0.07)
Net asset value, end of period	$2.82		$3.13		$3.30		$2.94	$2.80

Total return[e]	(8.14)%		0.38%		15.06%		11.31%	14.99%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.10%		1.11%		1.13%		1.21%	1.24%
Expenses net of waiver and payments by affiliates	1.09	%g	1.11	%g,h	1.12	%g	1.20%	1.20%
Net investment income	2.81%		2.55%		2.76%[d]		2.84%	3.27%

Supplemental data
Net assets, end of period (000’s)	$1,075,925		$1,117,109		$1,055,121		$238,319	$72,962
Portfolio turnover rate	26.16%		20.90%		13.33%		30.44%	19.02%

aFor the period September 27, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2015				Year Ended March 31,
	(unaudited)		2015		2014		2013	2012	2011
Class A1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.13		$3.30		$2.94		$2.79	$2.89	$2.67
Income from investment operations[a]:
Net investment income[b]	0.04		0.08		0.09	[c]	0.08	0.09	0.09
Net realized and unrealized gains (losses)	(0.29)		(0.07)		0.34		0.23	(0.08)	0.23
Total from investment operations	(0.25)		0.01		0.43		0.31	0.01	0.32
Less distributions from net investment
income	(0.06)		(0.18)		(0.07)		(0.16)	(0.11)	(0.10)
Net asset value, end of period	$2.82		$3.13		$3.30		$2.94	$2.79	$2.89

Total return[d]	(8.15)%		0.36%		14.98%		11.67%	0.78%	12.12%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.10%		1.11%		1.13%		1.21%	1.24%	1.22%
Expenses net of waiver and payments by
affiliates	1.09	%f	1.11	%f,g	1.12	%f	1.20%	1.20%	1.20%
Net investment income	2.81%		2.55%		2.76%[c]		2.84%	3.27%	3.48%

Supplemental data
Net assets, end of period (000’s)	$407,081		$467,765		$538,901		$533,538	$572,179	$676,975
Portfolio turnover rate	26.16%		20.90%		13.33%		30.44%	19.02%	29.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2015				Year Ended March 31,
	(unaudited)		2015		2014		2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.12		$3.28		$2.93		$2.79	$2.94
Income from investment operations[b]:
Net investment income[c]	0.03		0.06		0.06	[d]	0.05	0.04
Net realized and unrealized gains (losses)	(0.30)		(0.07)		0.35		0.23	(0.11)
Total from investment operations	(0.27)		(0.01)		0.41		0.28	(0.07)
Less distributions from net investment income	(0.05)		(0.15)		(0.06)		(0.14)	(0.08)
Net asset value, end of period	$2.80		$3.12		$3.28		$2.93	$2.79

Total return[e]	(8.82)%		(0.04)%		14.11%		10.66%	(2.05)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.85%		1.83%		1.88%		1.96%	1.99%
Expenses net of waiver and payments by affiliates	1.84	%g	1.83	%g,h	1.87	%g	1.95%	1.95%
Net investment income	2.06%		1.83%		2.01%[d]		2.09%	2.52%

Supplemental data
Net assets, end of period (000’s)	$513,682		$507,888		$480,700		$88,988	$18,703
Portfolio turnover rate	26.16%		20.90%		13.33%		30.44%	19.02%

aFor the period July 1, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2015				Year Ended March 31,
	(unaudited)		2015		2014		2013	2012	2011
Class C1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.13		$3.29		$2.93		$2.79	$2.89	$2.67
Income from investment operations[a]:
Net investment income[b]	0.04		0.07		0.07	[c]	0.07	0.08	0.08
Net realized and unrealized gains (losses)	(0.30)		(0.07)		0.35		0.22	(0.08)	0.22
Total from investment operations	(0.26)		—		0.42		0.29	—	0.30
Less distributions from net investment
income	(0.05)		(0.16)		(0.06)		(0.15)	(0.10)	(0.08)
Net asset value, end of period	$2.82		$3.13		$3.29		$2.93	$2.79	$2.89

Total return[d]	(8.34)%		0.26%		14.57%		10.86%	0.36%	11.67%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.50%		1.51%		1.53%		1.61%	1.64%	1.62%
Expenses net of waiver and payments by
affiliates	1.49	%f	1.51	%f,g	1.52	%f	1.60%	1.60%	1.60%
Net investment income	2.41%		2.15%		2.36%[c]		2.44%	2.87%	3.08%

Supplemental data
Net assets, end of period (000’s)	$257,118		$296,672		$341,690		$322,243	$342,091	$390,187
Portfolio turnover rate	26.16%		20.90%		13.33%		30.44%	19.02%	29.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2015				Year Ended March 31,
	(unaudited)		2015		2014		2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.14		$3.30		$2.94		$2.80	$2.90	$2.68
Income from investment operations[a]:
Net investment income[b]	0.04		0.07		0.08	[c]	0.07	0.08	0.09
Net realized and unrealized gains (losses)	(0.30)		(0.06)		0.35		0.22	(0.07)	0.22
Total from investment operations	(0.26)		0.01		0.43		0.29	0.01	0.31
Less distributions from net investment
income	(0.06)		(0.17)		(0.07)		(0.15)	(0.11)	(0.09)
Net asset value, end of period	$2.82		$3.14		$3.30		$2.94	$2.80	$2.90

Total return[d]	(8.55)%		0.43%		14.70%		10.99%	0.52%	11.80%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.35%		1.36%		1.38%		1.46%	1.49%	1.47%
Expenses net of waiver and payments by
affiliates	1.34	%f	1.36	%f,g	1.37	%f	1.45%	1.45%	1.45%
Net investment income	2.56%		2.30%		2.51%[c]		2.59%	3.02%	3.23%

Supplemental data
Net assets, end of period (000’s)	$6,367		$6,357		$5,757		$3,864	$3,426	$2,288
Portfolio turnover rate	26.16%		20.90%		13.33%		30.44%	19.02%	29.61%

.

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2015	Year Ended March 31,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.14	$3.30	$3.02
Income from investment operations[b]:
Net investment income[c]	0.05	0.07	0.09 [d]
Net realized and unrealized gains (losses)	(0.30)	(0.04)	0.28
Total from investment operations	(0.25)	0.03	0.37
Less distributions from net investment income	(0.06)	(0.19)	(0.09)
Net asset value, end of period	$2.83	$3.14	$3.30

Total return[e]	(7.95)%	1.02%	12.32%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.82%	0.92%	2.31%
Expenses net of waiver and payments by affiliates[g]	0.75%	0.76%	0.77%
Net investment income	3.15%	2.90%	3.11%[d]

Supplemental data
Net assets, end of period (000’s)	$715	$660	$5
Portfolio turnover rate	26.16%	20.90%	13.33%

aFor the period May 1, 2013 (effective date) to March 31, 2014. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund. cBased on average daily shares outstanding. dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%. eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

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20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Six Months Ended
	September 30, 2015				Year Ended March 31,
	(unaudited)		2015		2014		2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$3.14		$3.31		$2.95		$2.80	$2.90	$2.68
Income from investment operations[a]:
Net investment income[b]	0.05		0.09		0.09	[c]	0.08	0.10	0.10
Net realized and unrealized gains (losses)	(0.30)		(0.08)		0.35		0.24	(0.08)	0.22
Total from investment operations	(0.25)		0.01		0.44		0.32	0.02	0.32
Less distributions from net investment
income	(0.06)		(0.18)		(0.08)		(0.17)	(0.12)	(0.10)
Net asset value, end of period	$2.83		$3.14		$3.31		$2.95	$2.80	$2.90

Total return[d]	(8.00)%		0.62%		15.23%		11.92%	1.04%	12.36%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.85%		0.86%		0.88%		0.96%	0.99%	0.97%
Expenses net of waiver and payments by
affiliates	0.84	%f	0.86	%f,g	0.87	%f	0.95%	0.95%	0.95%
Net investment income	3.06%		2.80%		3.01%[c]		3.09%	3.52%	3.73%

Supplemental data
Net assets, end of period (000’s)	$388,520		$405,877		$421,583		$146,013	$100,800	$75,652
Portfolio turnover rate	26.16%		20.90%		13.33%		30.44%	19.02%	29.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, September 30, 2015 (unaudited)

Templeton Global Balanced Fund
	Industry	Shares	Value
Common Stocks 63.4%
Austria 0.2%
UNIQA Insurance Group AG	Insurance	348,239	$3,016,507
[a] UNIQA Insurance Group AG, 144A	Insurance	350,000	3,031,761
			6,048,268
Belgium 1.0%
UCB SA	Pharmaceuticals	357,990	27,948,760
Brazil 0.3%
BM&F BOVESPA SA	Diversified Financial Services	2,530,300	7,069,107
Canada 0.2%
Precision Drilling Corp.	Energy Equipment & Services	1,815,900	6,723,791
China 1.9%
China Life Insurance Co. Ltd., H	Insurance	3,535,000	12,224,022
China Mobile Ltd.	Wireless Telecommunication Services	983,000	11,605,517
[b] GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	35,170,700	6,807,101
Haier Electronics Group Co. Ltd.	Household Durables	4,165,000	6,927,201
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	5,765,200	12,036,017
			49,599,858
Denmark 0.9%
[b] H. Lundbeck AS	Pharmaceuticals	925,720	24,684,757
France 5.3%
AXA SA	Insurance	1,158,260	28,008,393
BNP Paribas SA	Banks	441,920	25,911,776
Cie Generale des Etablissements Michelin, B	Auto Components	205,824	18,730,628
Compagnie de Saint-Gobain	Building Products	397,507	17,198,603
Sanofi	Pharmaceuticals	100,270	9,513,773
SEB SA	Household Durables	85,980	7,919,588
Technip SA	Energy Equipment & Services	216,687	10,211,986
Total SA, B	Oil, Gas & Consumable Fuels	508,790	22,860,717
			140,355,464
Germany 3.2%
Bayer AG	Pharmaceuticals	157,350	20,128,332
Deutsche Boerse AG	Diversified Financial Services	120,920	10,410,780
[b] Deutsche Lufthansa AG	Airlines	768,570	10,673,456
HeidelbergCement AG	Construction Materials	173,160	11,856,317
Metro AG	Food & Staples Retailing	342,670	9,456,325
Muenchener Rueckversicherungs-Gesellschaft
AG	Insurance	51,380	9,576,023
Siemens AG	Industrial Conglomerates	156,850	14,014,380
			86,115,613
Hong Kong 0.4%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	737,352	9,571,119
Ireland 0.7%
CRH PLC	Construction Materials	691,142	18,153,500
Israel 1.1%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	523,801	29,573,804

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22 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Italy 1.4%
Eni SpA	Oil, Gas & Consumable Fuels	1,210,464	$19,008,744
UniCredit SpA	Banks	2,802,807	17,449,124
			36,457,868
Japan 3.1%
CANON Inc.	Technology Hardware, Storage & Peripherals	536,300	15,450,665
Nissan Motor Co. Ltd.	Automobiles	2,880,400	26,283,740
SoftBank Group Corp.	Wireless Telecommunication Services	171,800	7,848,433
Suntory Beverage & Food Ltd.	Beverages	513,800	19,649,453
Toyota Motor Corp.	Automobiles	223,100	12,972,142
			82,204,433
Netherlands 2.7%
Aegon NV	Insurance	2,670,312	15,325,960
Akzo Nobel NV	Chemicals	396,628	25,707,611
ING Groep NV, IDR	Banks	1,201,070	16,981,814
[b] QIAGEN NV	Life Sciences Tools & Services	482,450	12,421,263
			70,436,648
Portugal 0.6%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	1,600,398	15,739,341
Russia 0.3%
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	567,089	8,134,892
Singapore 1.5%
Cambridge Industrial Trust	Real Estate Investment Trusts (REITs)	5,404,500	2,316,513
Jardine Cycle & Carriage Ltd.	Distributors	761,000	14,448,386
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	4,191,999	10,604,080
United Overseas Bank Ltd.	Banks	894,000	11,652,812
			39,021,791
South Korea 2.2%
Hyundai Mobis Co. Ltd.	Auto Components	21,460	4,191,618
[c] Hyundai Motor Co., GDR, Reg S	Automobiles	138,380	6,310,128
KB Financial Group Inc.	Banks	313,845	9,334,163
POSCO	Metals & Mining	44,796	6,368,544
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	33,112	31,681,045
			57,885,498
Spain 0.7%
Telefonica SA	Diversified Telecommunication Services	1,520,951	18,410,641
Sweden 0.5%
Getinge AB, B	Health Care Equipment & Supplies	558,880	12,448,346
Switzerland 4.9%
ABB Ltd.	Electrical Equipment	814,710	14,397,892
Credit Suisse Group AG	Capital Markets	968,862	23,286,893
Glencore PLC	Metals & Mining	4,748,520	6,574,159
Novartis AG	Pharmaceuticals	102,960	9,446,453
Roche Holding AG	Pharmaceuticals	180,070	47,493,832
Swiss Re AG	Insurance	339,750	29,149,323
			130,348,552

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Semiannual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Taiwan 0.8%
Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	12,073,000	$20,893,114
Thailand 0.7%
Bangkok Bank PCL, fgn.	Banks	4,178,800	18,278,658
United Kingdom 11.1%
Aberdeen Asset Management PLC	Capital Markets	1,648,480	7,391,490
Aviva PLC	Insurance	2,582,584	17,652,918
BAE Systems PLC	Aerospace & Defense	2,822,060	19,106,316
Barclays PLC	Banks	4,359,780	16,096,999
BP PLC	Oil, Gas & Consumable Fuels	5,196,350	26,246,323
Carillion PLC	Construction & Engineering	4,169,170	19,021,665
[b] CEVA Holdings LLC	Air Freight & Logistics	247	148,026
GlaxoSmithKline PLC	Pharmaceuticals	961,083	18,400,016
HSBC Holdings PLC	Banks	3,201,392	23,813,765
Kingfisher PLC	Specialty Retail	3,587,798	19,456,373
Marks & Spencer Group PLC	Multiline Retail	2,371,620	17,968,277
Petrofac Ltd.	Energy Equipment & Services	990,990	11,509,437
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,145,659	27,079,333
Serco Group PLC	Commercial Services & Supplies	2,066,970	3,185,165
Sky PLC	Media	1,846,030	29,144,920
Standard Chartered PLC	Banks	1,093,498	10,596,541
[b] Subsea 7 SA	Energy Equipment & Services	844,492	6,348,445
Vodafone Group PLC	Wireless Telecommunication Services	6,652,506	20,970,596
			294,136,605
United States 17.7%
Allegheny Technologies Inc.	Metals & Mining	280,830	3,982,169
Amgen Inc.	Biotechnology	180,420	24,955,694
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	662,300	9,729,187
Baker Hughes Inc.	Energy Equipment & Services	244,230	12,709,729
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	666,210	4,883,319
Chevron Corp.	Oil, Gas & Consumable Fuels	123,950	9,777,176
Cisco Systems Inc.	Communications Equipment	493,490	12,954,113
Citigroup Inc.	Banks	550,570	27,313,778
Comcast Corp., Special A	Media	342,262	19,591,077
CVS Health Corp.	Food & Staples Retailing	180,780	17,441,654
Devon Energy Corp.	Oil, Gas & Consumable Fuels	204,500	7,584,905
Eli Lilly & Co.	Pharmaceuticals	257,690	21,566,076
General Motors Co.	Automobiles	866,350	26,007,827
Gilead Sciences Inc.	Biotechnology	228,800	22,465,872
[b] Google Inc., A	Internet Software & Services	18,610	11,880,066
Halliburton Co.	Energy Equipment & Services	368,095	13,012,158
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	625,210	16,011,628
[b] Isis Pharmaceuticals Inc.	Biotechnology	151,130	6,108,675
JPMorgan Chase & Co.	Banks	487,826	29,742,751
[b] Knowles Corp.	Electronic Equipment, Instruments &
	Components	600,590	11,068,874
Medtronic PLC	Health Care Equipment & Supplies	232,090	15,536,105
Merck & Co. Inc.	Pharmaceuticals	175,390	8,662,512
Microsoft Corp.	Software	955,967	42,311,099
Morgan Stanley	Capital Markets	434,190	13,676,985
News Corp., A	Media	1,165,360	14,706,843

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Noble Corp. PLC	Energy Equipment & Services	841,550	$9,181,311
Pfizer Inc.	Pharmaceuticals	588,772	18,493,329
SPX Corp.	Machinery	173,920	2,073,126
[b] SPX Flow Inc.	Machinery	173,920	5,988,066
[b,d,e]Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	4,565,178
Verizon Communications Inc.	Diversified Telecommunication Services	226,363	9,849,054
[b] Verso Corp.	Paper & Forest Products	4,150	498
Walgreens Boots Alliance Inc.	Food & Staples Retailing	177,940	14,786,814
			468,617,648
Total Common Stocks
(Cost $1,817,483,038)			1,678,858,076
[f] Equity-Linked Securities 1.6%
United States 1.6%
[a] Royal Bank of Canada into Macy’s Inc., 4.20%,
144A	Multiline Retail	386,111	19,848,345
[a] The Goldman Sachs Group Inc. into Best Buy Co.
Inc., 5.40%, 144A	Specialty Retail	634,950	22,830,643
Total Equity-Linked Securities
(Cost $47,388,757)			42,678,988
Convertible Preferred Stocks 0.0%†
United Kingdom 0.0%†
[b] CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12	9,900
[b] CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534	320,436
Total Convertible Preferred Stocks
(Cost $802,629)			330,336
Preferred Stocks
(Cost $16,346,286) 0.4%
Germany 0.4%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	129,100	10,861,089

		Principal
		Amount*

Corporate Bonds and Notes 2.4%
Australia 0.0%†
[a] FMG Resources (August 2006) Pty. Ltd., senior
secured note, 144A, 9.75%, 3/01/22	Metals & Mining	900,000	835,875
Bermuda 0.0%†
[a] Digicel Group Ltd., senior note, 144A, 8.25%,
9/30/20	Wireless Telecommunication Services	600,000	556,125
[a] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Wireless Telecommunication Services	500,000	455,000
			1,011,125
Brazil 0.1%
[a] JBS Investments GmbH, senior note, 144A,
7.25%, 4/03/24	Food & Staples Retailing	1,400,000	1,346,625

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Semiannual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Corporate Bonds and Notes (continued)
Canada 0.1%
CHC Helicopter SA, senior secured note, first lien,
9.25%, 10/15/20	Energy Equipment & Services	1,350,000		$762,750
[a] First Quantum Minerals Ltd., senior note, 144A,
7.00%, 2/15/21	Metals & Mining	1,500,000		978,750
				1,741,500
Italy 0.1%
[a] Wind Acquisition Finance SA, senior note, 144A,
7.375%, 4/23/21	Diversified Telecommunication Services	1,400,000		1,374,625
Luxembourg 0.1%
[a] Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA Inc., senior note, 144A, 6.75%,
1/31/21	Containers & Packaging	1,500,000		1,529,062
Intelsat Jackson Holdings SA,
senior bond, 5.50%, 8/01/23	Diversified Telecommunication Services	800,000		660,000
senior note, 7.50%, 4/01/21	Diversified Telecommunication Services	1,200,000		1,111,500
				3,300,562
Mexico 0.1%
[a] Cemex Finance LLC, senior secured note, first
lien, 144A, 6.00%, 4/01/24	Construction Materials	1,500,000		1,392,188
Russia 0.1%
[a] LUKOIL International Finance BV, 144A, 6.656%,
6/07/22	Oil, Gas & Consumable Fuels	2,000,000		2,054,524
South Africa 0.2%
[a,g] Edcon Holdings Ltd., senior sub. note, 144A, PIK,
13.375%, 6/30/19	Specialty Retail	11,277,935	EUR	3,651,372
[a] Edcon Ltd.,
secured note, 144A, 9.50%, 3/01/18	Specialty Retail	800,000	EUR	533,983
[g]senior secured note, 144A, PIK, 8.00%,
6/30/19	Specialty Retail	563,896	EUR	539,964
				4,725,319
Ukraine 0.1%
[a,h] Ukreiximbank (BIZ Finance PLC), loan
participation, senior bond, 144A, 9.75%,
1/22/25	Diversified Financial Services	3,880,000		3,340,234
United States 1.5%
[a] BMC Software Finance Inc., senior note, 144A,
8.125%, 7/15/21	Internet Software & Services	1,200,000		974,250
BreitBurn Energy Partners LP/BreitBurn Finance
Corp., senior bond, 7.875%, 4/15/22	Oil, Gas & Consumable Fuels	1,500,000		543,750
Calpine Corp.,
senior bond, 5.75%, 1/15/25	Independent Power & Renewable
	Electricity Producers	500,000		469,375
[a]senior secured bond, first lien, 144A, 7.875%,
1/15/23	Independent Power & Renewable
	Electricity Producers	952,000		1,023,400
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	Media	1,500,000		1,410,000

26 | Semiannual Report			franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Corporate Bonds and Notes (continued)
United States (continued)
CenturyLink Inc., senior bond, 6.75%, 12/01/23	Diversified Telecommunication Services	1,500,000		$1,308,750
Chesapeake Energy Corp., senior note, 6.625%,
8/15/20	Oil, Gas & Consumable Fuels	2,000,000		1,496,240
[i] Citigroup Inc., junior sub. bond, M, 6.30% to
5/15/24, FRN thereafter, Perpetual	Banks	1,500,000		1,445,100
DaVita HealthCare Partners Inc., senior bond,
5.125%, 7/15/24	Health Care Providers & Services	1,500,000		1,475,812
Energy Transfer Equity LP, senior bond, 5.875%,
1/15/24	Oil, Gas & Consumable Fuels	1,500,000		1,357,500
Equinix Inc., senior bond, 5.375%, 4/01/23	Real Estate Investment Trusts (REITs)	1,500,000		1,474,650
First Data Corp., senior note, 10.625%, 6/15/21	IT Services	1,298,000		1,426,178
[a,j] Fontainebleau Las Vegas, senior secured bond,
first lien, 144A, 11.00%, 6/15/15	Hotels, Restaurants & Leisure	1,000,000		125
Ford Motor Credit Co. LLC, senior note,
6.625%, 8/15/17	Automobiles	450,000		486,016
8.125%, 1/15/20	Automobiles	300,000		359,888
Gannett Co. Inc., senior bond, 6.375%, 10/15/23	Media	1,500,000		1,578,750
General Electric Capital Corp., senior note, A,
8.50%, 4/06/18	Diversified Financial Services	59,000,000	MXN	3,781,954
Grifols Worldwide Operations Ltd., senior note,
5.25%, 4/01/22	Pharmaceuticals	1,400,000		1,393,000
HCA Inc.,
senior note, 6.50%, 2/15/16	Health Care Providers & Services	1,100,000		1,115,125
senior secured bond, first lien, 5.875%,
3/15/22	Health Care Providers & Services	900,000		967,500
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%,
3/01/21	Media	800,000		670,000
senior secured note, first lien, 9.00%,
9/15/22	Media	400,000		329,500
KB Home, senior bond, 7.50%, 9/15/22	Household Durables	1,500,000		1,533,750
Linn Energy LLC/Finance Corp., senior note,
7.75%, 2/01/21	Oil, Gas & Consumable Fuels	500,000		117,500
6.50%, 9/15/21	Oil, Gas & Consumable Fuels	500,000		106,250
Navient Corp., senior note,
8.45%, 6/15/18	Consumer Finance	900,000		927,558
5.50%, 1/15/19	Consumer Finance	900,000		838,688
[a] Ocean Rig UDW Inc., senior note, 144A, 7.25%,
4/01/19	Energy Equipment & Services	1,500,000		841,410
[e] Peabody Energy Corp.,
[a]second lien, 144A, 10.00%, 3/15/22	Oil, Gas & Consumable Fuels	200,000		76,250
senior note, 6.25%, 11/15/21	Oil, Gas & Consumable Fuels	300,000		63,000
[a,j,k] Quicksilver Resources Inc., secured note,
second lien, 144A, FRN, 7.00%, 6/21/19	Oil, Gas & Consumable Fuels	600,000		225,000
Regency Energy Partners LP/Regency Energy
Finance Corp., senior note, 5.875%, 3/01/22	Oil, Gas & Consumable Fuels	1,500,000		1,539,544
Reynolds Group Issuer Inc./LLC/SA, senior note,
8.25%, 2/15/21	Containers & Packaging	800,000		802,000
Sabine Pass Liquefaction LLC, senior secured
note, first lien, 5.75%, 5/15/24	Oil, Gas & Consumable Fuels	1,500,000		1,342,500
[a] Sirius XM Radio Inc., senior bond, 144A, 6.00%,
7/15/24	Media	1,500,000		1,511,250

franklintempleton.com		Semiannual Report | 27

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value
Corporate Bonds and Notes (continued)
United States (continued)
Sprint Communications Inc., senior note,
6.00%, 11/15/22	Diversified Telecommunication Services	1,100,000		$830,500
[a]144A, 9.00%, 11/15/18	Diversified Telecommunication Services	1,100,000		1,157,750
T-Mobile USA Inc., senior bond, 6.375%,
3/01/25	Wireless Telecommunication Services	1,200,000		1,149,000
Tenet Healthcare Corp., senior note,
5.00%, 3/01/19	Health Care Providers & Services	900,000		874,125
8.125%, 4/01/22	Health Care Providers & Services	600,000		639,240
[a,j] Texas Competitive Electric Holdings Co. LLC/
Texas Competitive Electric Holdings Finance
Inc., senior secured note, first lien, 144A,
11.50%, 10/01/20	Independent Power & Renewable
	Electricity Producers	1,200,000		468,000
Verso Paper Holdings LLC/Inc., senior secured
note, first lien, 11.75%, 1/15/19	Paper & Forest Products	198,000		37,620
[a] VPI Escrow Corp., senior note, 144A, 6.375%,
10/15/20	Pharmaceuticals	1,000,000		996,875
				41,164,673
Total Corporate Bonds and Notes
(Cost $83,571,454)				62,287,250
[k,l] Senior Floating Rate Interests 0.2%
United States 0.2%
AdvancePierre Foods Inc., Loans (Second Lien),
9.50%, 10/10/17	Food Products	427,610		429,481
[m] Erickson Inc., Purchase Price Notes, 6.00%,
11/02/20	Aerospace & Defense	44,557		36,910
FRAM Group Holdings Inc. (Autoparts Holdings),
Second Lien Term Loan, 11.75%, 1/29/18	Auto Components	129,582		71,270
Sensus USA Inc., Second Lien Term Loan, 9.50%,
5/09/18	Machinery	252,802		251,538
[e,g] Turtle Bay Holdings LLC, Term Loan B, PIK,
3.00%, 6/30/16	Hotels, Restaurants & Leisure	3,744,834		3,651,213
Vertafore Inc., Second Lien Term Loan, 9.75%,
10/27/17	Software	444,000		447,469
Total Senior Floating Rate Interests
(Cost $4,877,282)				4,887,881
Foreign Government and Agency
Securities 22.0%
Brazil 1.4%
Letra Tesouro Nacional, Strip,
10/01/15		5,550	[n]BRL	1,398,673
1/01/16		20,100	[n]BRL	4,900,273
7/01/16		1,670	[n]BRL	378,654
10/01/16		5,280	[n]BRL	1,153,014
1/01/17		13,620	[n]BRL	2,868,483
1/01/18		6,870	[n]BRL	1,246,902
Nota Do Tesouro Nacional,
10.00%, 1/01/17		20,325	[n]BRL	4,825,955
10.00%, 1/01/21		2,700	[n]BRL	554,827

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Brazil (continued)
Nota Do Tesouro Nacional, (continued)
10.00%, 1/01/23	7,150 [n] BRL		$1,398,109
[o]Index Linked, 6.00%, 8/15/16	3,120 [n] BRL		2,110,998
[o]Index Linked, 6.00%, 8/15/18	5,785 [n] BRL		3,784,117
[o]Index Linked, 6.00%, 8/15/22	3,450 [n] BRL		2,175,953
[o]Index Linked, 6.00%, 5/15/45	15,735 [n] BRL		9,041,304
senior note, 10.00%, 1/01/19	5,490 [n] BRL		1,198,725
			37,035,987
El Salvador 0.0%†
[a] Government of El Salvador, 144A, 7.65%,
6/15/35	100,000		89,444
Ghana 0.5%
Government of Ghana,
21.00%, 10/26/15	6,071,000	GHS	1,610,790
16.90%, 3/07/16	3,270,000	GHS	848,356
19.24%, 5/30/16	3,615,000	GHS	923,652
26.00%, 6/05/17	2,070,000	GHS	558,262
23.00%, 8/21/17	29,760,000	GHS	7,698,753
22.49%, 4/23/18	50,000	GHS	13,025
23.47%, 5/21/18	5,050,000	GHS	1,338,991
19.04%, 9/24/18	3,220,000	GHS	780,283
			13,772,112
Hungary 1.8%
Government of Hungary,
4.00%, 4/25/18	148,360,000	HUF	563,139
6.50%, 6/24/19	2,769,770,000	HUF	11,439,131
7.50%, 11/12/20	240,350,000	HUF	1,062,914
5.375%, 2/21/23	6,040,000		6,578,466
A, 6.75%, 11/24/17	1,055,400,000	HUF	4,232,663
A, 5.50%, 12/20/18	841,560,000	HUF	3,352,483
A, 7.00%, 6/24/22	837,620,000	HUF	3,694,690
A, 6.00%, 11/24/23	706,700,000	HUF	3,015,834
B, 5.50%, 6/24/25	3,414,680,000	HUF	14,359,114
			48,298,434
India 1.1%
Government of India,
senior bond, 7.80%, 5/03/20	302,000,000	INR	4,635,254
senior bond, 8.28%, 9/21/27	91,200,000	INR	1,441,969
senior bond, 8.60%, 6/02/28	313,200,000	INR	5,087,957
senior note, 7.28%, 6/03/19	11,700,000	INR	177,149
senior note, 8.12%, 12/10/20	226,800,000	INR	3,529,275
senior note, 8.35%, 5/14/22	89,100,000	INR	1,399,921
senior note, 7.16%, 5/20/23	56,000,000	INR	825,296
senior note, 8.83%, 11/25/23	756,500,000	INR	12,288,416
			29,385,237

franklintempleton.com

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Semiannual Report 29

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Indonesia 1.3%
Government of Indonesia,
FR28, 10.00%, 7/15/17	4,156,000,000	IDR $	288,192
FR31, 11.00%, 11/15/20	4,464,000,000	IDR	321,929
FR34, 12.80%, 6/15/21	24,641,000,000	IDR	1,911,361
FR35, 12.90%, 6/15/22	21,458,000,000	IDR	1,710,048
FR36, 11.50%, 9/15/19	7,623,000,000	IDR	552,712
FR43, 10.25%, 7/15/22	154,000,000	IDR	10,906
FR61, 7.00%, 5/15/22	3,631,000,000	IDR	216,258
senior bond, 9.00%, 3/15/29	64,873,000,000	IDR	4,228,922
senior bond, FR53, 8.25%, 7/15/21	242,067,000,000	IDR	15,612,837
senior bond, FR56, 8.375%, 9/15/26	91,253,000,000	IDR	5,761,705
senior bond, FR70, 8.375%, 3/15/24	38,829,000,000	IDR	2,484,792
senior note, 8.50%, 10/15/16	616,000,000	IDR	42,013
			33,141,675
Ireland 0.0%†
Government of Ireland, senior bond, 5.40%,
3/13/25	320,950	EUR	491,390
Malaysia 2.8%
Government of Malaysia,
3.197%, 10/15/15	17,375,000	MYR	3,951,346
3.314%, 10/31/17	3,860,000	MYR	875,779
senior bond, 4.262%, 9/15/16	12,860,000	MYR	2,953,545
senior bond, 3.814%, 2/15/17	2,360,000	MYR	540,511
senior note, 3.172%, 7/15/16	262,104,000	MYR	59,606,532
senior note, 3.394%, 3/15/17	17,952,000	MYR	4,088,198
senior note, 4.012%, 9/15/17	10,490,000	MYR	2,412,974
			74,428,885
Mexico 4.1%
Government of Mexico,
8.00%, 12/17/15	6,471,400 [p] MXN		38,647,310
7.25%, 12/15/16	8,540,820 [p] MXN		52,601,853
7.75%, 12/14/17	2,619,200 [p] MXN		16,665,968
			107,915,131
Peru 0.1%
Government of Peru, senior bond, 7.84%,
8/12/20	6,988,000	PEN	2,285,655
Philippines 0.1%
Government of the Philippines, senior note,
1.625%, 4/25/16	118,900,000	PHP	2,537,768
Poland 0.5%
Government of Poland,
6.25%, 10/24/15	13,260,000	PLN	3,499,317
5.00%, 4/25/16	560,000	PLN	150,117
4.75%, 10/25/16	17,455,000	PLN	4,739,898
5.75%, 9/23/22	12,900,000	PLN	4,061,143
			12,450,475

30 | Semiannual Report		franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Portugal 0.8%
[a] Government of Portugal, 144A, 5.125%,
10/15/24	18,670,000		$19,990,529
Republic of Montenegro 0.1%
[a] Government of Montenegro, 144A, 5.375%,
5/20/19	3,320,000	EUR	3,835,520
Serbia 0.6%
Serbia Treasury Note,
10.00%, 11/08/15	1,487,800,000	RSD	13,959,652
10.00%, 1/30/16	460,000	RSD	4,373
10.00%, 6/27/16	6,930,000	RSD	67,215
10.00%, 8/15/16	2,800,000	RSD	27,310
8.00%, 10/02/16	172,050,000	RSD	1,655,819
10.00%, 10/17/16	1,600,000	RSD	15,705
10.00%, 12/19/16	1,600,000	RSD	15,785
10.00%, 11/21/18	1,430,000	RSD	14,637
			15,760,496
Slovenia 0.9%
[a] Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	3,590,000		4,040,976
5.85%, 5/10/23	17,125,000		19,616,602
			23,657,578
South Korea 1.1%
Korea Monetary Stabilization Bond, senior note,
2.81%, 10/02/15	190,000,000	KRW	160,319
2.90%, 12/02/15	4,798,000,000	KRW	4,058,120
2.78%, 2/02/16	8,591,020,000	KRW	7,280,324
2.80%, 4/02/16	2,665,010,000	KRW	2,263,439
1.74%, 5/09/16	1,918,000,000	KRW	1,620,688
2.79%, 6/02/16	2,136,900,000	KRW	1,818,593
1.62%, 6/09/16	878,400,000	KRW	741,738
1.56%, 8/09/16	1,864,900,000	KRW	1,574,214
2.07%, 12/02/16	1,486,700,000	KRW	1,262,459
1.96%, 2/02/17	2,775,300,000	KRW	2,355,315
Korea Treasury Bond, senior note,
2.75%, 12/10/15	761,140,000	KRW	643,764
2.75%, 6/10/16	4,116,900,000	KRW	3,503,669
3.00%, 12/10/16	3,677,460,000	KRW	3,156,537
			30,439,179
Sri Lanka 2.4%
Government of Sri Lanka,
8.00%, 6/15/17	740,000	LKR	5,239
10.60%, 7/01/19	24,210,000	LKR	179,661
10.60%, 9/15/19	9,170,000	LKR	68,360
8.00%, 11/01/19	740,000	LKR	5,049
A, 8.50%, 11/01/15	20,000,000	LKR	142,012
A, 7.50%, 8/15/18	5,920,000	LKR	40,849
A, 8.00%, 11/15/18	22,960,000	LKR	159,485

franklintempleton.com	Semiannual Report | 31

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Sri Lanka (continued)
Government of Sri Lanka,(continued)
A, 9.00%, 5/01/21	220,400,000	LKR $	1,530,397
C, 8.50%, 4/01/18	249,010,000	LKR	1,767,114
[c]senior note, Reg S, 6.25%, 10/04/20	20,000,000		20,352,200
[c]senior note, Reg S, 6.25%, 7/27/21	38,400,000		38,548,032
			62,798,398
[q] Supranational 0.1%
Inter-American Development Bank, senior note,
7.50%, 12/05/24	60,000,000	MXN	3,937,631
Ukraine 1.7%
[a] Government of Ukraine,
144A, 9.25%, 7/24/17	6,760,000		5,263,787
144A, 7.75%, 9/23/20	890,000		686,740
senior bond, 144A, 7.80%, 11/28/22	28,490,000		21,967,689
senior note, 144A, 7.50%, 4/17/23	24,050,000		18,438,333
			46,356,549
Uruguay 0.5%
[r] Government of Uruguay,
Index Linked, 4.25%, 4/05/27	17,731,402	UYU	523,858
senior bond, Index Linked, 5.00%, 9/14/18	14,773,276	UYU	494,812
senior bond, Index Linked, 4.375%,
12/15/28	39,991,677	UYU	1,117,217
senior bond, Index Linked, 4.00%, 7/10/30	324,793	UYU	8,707
senior bond, Index Linked, 3.70%, 6/26/37	5,121,266	UYU	119,913
Uruguay Notas del Tesoro,
9.50%, 1/27/16	56,100,000	UYU	1,894,327
11.00%, 3/21/17	70,000	UYU	2,301
7, 13.25%, 4/08/18	10,830,000	UYU	356,430
[r]10, Index Linked, 4.25%, 1/05/17	382,020	UYU	12,902
[r]13, Index Linked, 4.00%, 5/25/25	286,515	UYU	8,459
[r]18, Index Linked, 2.25%, 8/23/17	2,037,440	UYU	66,425
senior note, 13.90%, 7/29/20	213,308,000	UYU	7,239,627
Uruguay Treasury Bill, Strip,
11/26/15	3,370,000	UYU	113,447
1/14/16	710,000	UYU	23,470
3/03/16	5,101,000	UYU	165,254
4/21/16	2,470,000	UYU	78,659
6/09/16	4,073,000	UYU	127,326
7/28/16	164,000	UYU	5,025
11/03/16	370,000	UYU	10,949
4/03/17	230,000	UYU	6,302
5/19/17	25,570,000	UYU	707,339
			13,082,749
Zambia 0.1%
[a] Government of Zambia International Bond, 144A,
8.50%, 4/14/24	3,100,000		2,495,980
Total Foreign Government and Agency
Securities (Cost $698,672,197)			584,186,802

32 | Semiannual Report		franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
	Industry	Shares			Value
Escrows and Litigation Trusts 0.0%
United States 0.0%
[b,m] Comfort Co. Inc., Escrow Account	Household Durables	2,762			$—
[b,m] NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000			—
Total Escrows and Litigation
Trusts (Cost $—)					—
Total Investments before Short Term
Investments
(Cost $2,669,141,643)					2,384,090,422
		Principal
		Amount*
Short Term Investments 8.1%
Foreign Government and Agency
Securities 1.1%
Malaysia 0.1%
[s] Bank of Negara Monetary Note,
10/01/15 - 9/22/16		14,330,000		MYR	3,169,822
[s] Malaysia Treasury Bill, 12/04/15 - 5/27/16		2,060,000		MYR	463,184
					3,633,006
Mexico 0.5%
[s] Mexico Treasury Bill, 11/12/15 - 3/31/16		21,239,720	[t]	MXN	12,499,622
Philippines 0.2%
Government of the Philippines, senior note,
7.00%, 1/27/16		12,850,000		PHP	278,360
[s] Philippine Treasury Bill, 10/07/15 - 8/03/16		244,280,000		PHP	5,212,394
					5,490,754
Singapore 0.2%
[s] Monetary Authority of Singapore Treasury Bill,
10/02/15 - 1/05/16		6,667,000		SGD	4,680,531
South Korea 0.1%
Korea Monetary Stabilization Bond,
[s]10/06/15 - 12/15/15		3,426,600,000		KRW	2,884,883
senior note, 1.57%, 7/09/16		58,600,000		KRW	49,472
senior note, 1.52%, 9/09/16		842,900,000		KRW	711,286
					3,645,641
Uruguay 0.0%†
[s] Uruguay Treasury Bill, 1/04/16 - 4/11/16		160,000		UYU	5,202
Total Foreign Government and Agency
Securities (Cost $31,916,074)					29,954,756
Total Investments before Money
Market Funds
(Cost $2,701,057,717)					2,414,045,178
		Shares
Money Market Funds
(Cost $184,505,157) 7.0%
United States 7.0%
[b,u] Institutional Fiduciary Trust Money Market
Portfolio		184,505,157			184,505,157

franklintempleton.com		Semiannual Report | 33

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
Value
Total Investments
(Cost $2,885,562,874) 98.1%	$2,598,550,335
Other Assets, less Liabilities 1.9%	50,857,747
Net Assets 100.0%	$2,649,408,082

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2015, the aggregate value of these securities was $167,998,986, representing 6.34% of net assets.
bNon-income producing.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2015, the aggregate value of these securities was $65,210,360, representing 2.46% of net assets.
dThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(h).
eAt September 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
fSee Note 1(f) regarding equity-linked securities.
gIncome may be received in additional securities and/or cash.
hSee Note 1(e) regarding loan participation notes.
iPerpetual security with no stated maturity date.
jSee Note 7 regarding defaulted securities.
kThe coupon rate shown represents the rate at period end.
lSee Note 1(i) regarding senior floating rate interests.
mSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2015, the aggregate value of these securities was $36,910, representing less than 0.01% of net assets.
nPrincipal amount is stated in 1,000 Brazilian Real Units.
oRedemption price at maturity is adjusted for inflation. See Note 1(k).
pPrincipal amount is stated in 100 Mexican Peso Units.
qA supranational organization is an entity formed by two or more central governments through international treaties.
rPrincipal amount of security is adjusted for inflation. See Note 1(k).
sThe security is traded on a discount basis with no stated coupon rate.
tPrincipal amount is stated in 10 Mexican Peso Units.
uSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At September 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	348,535,000	495,078	10/01/15	$5,513	$—
Chilean Peso	DBAB	Sell	348,535,000	493,326	10/01/15	—	(7,265)
Euro	DBAB	Buy	1,423,720	1,600,546	10/02/15	—	(9,205)
Euro	DBAB	Sell	1,423,720	1,800,721	10/02/15	209,380	—
Indian Rupee	HSBK	Buy	9,684,750	149,126	10/05/15	—	(1,476)
Indian Rupee	HSBK	Sell	9,684,750	147,315	10/05/15	—	(335)
Chilean Peso	DBAB	Buy	654,263,000	944,511	10/06/15	—	(5,258)

|
34 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation Depreciation
OTC Forward Exchange Contracts (continued)
Chilean Peso	DBAB	Buy	510,476,000	799,931	10/07/15	$—	$(67,167)
Japanese Yen	DBAB	Sell	4,919,230,800	45,010,804	10/07/15	3,976,096	—
Japanese Yen	JPHQ	Sell	1,216,900,000	11,233,787	10/07/15	1,082,782	—
Polish Zloty	DBAB	Buy	8,156,625	1,913,129 EUR 10/07/15		7,295	—
Chilean Peso	CITI	Buy	866,360,000	1,341,011	10/08/15	—	(97,510)
Chilean Peso	MSCO	Buy	679,390,000	1,051,199	10/08/15	—	(76,060)
Indian Rupee	DBAB	Buy	58,856,000	916,262	10/09/15	—	(19,656)
Japanese Yen	HSBK	Sell	605,200,000	5,616,836	10/09/15	568,320	—
Japanese Yen	BZWS	Sell	306,400,000	2,845,568	10/13/15	289,486	—
Japanese Yen	DBAB	Sell	302,200,000	2,808,289	10/13/15	287,245	—
Chilean Peso	DBAB	Buy	243,490,000	376,279	10/15/15	—	(27,026)
Euro	CITI	Sell	38,305,000	48,720,130	10/15/15	5,896,751	—
Indian Rupee	JPHQ	Buy	38,898,000	602,360	10/19/15	—	(10,933)
Euro	HSBK	Sell	5,173,000	6,623,509	10/20/15	839,868	—
Indian Rupee	DBAB	Buy	115,951,000	1,802,987	10/20/15	—	(40,343)
Chilean Peso	DBAB	Buy	370,290,000	541,835	10/21/15	—	(11,009)
Indian Rupee	DBAB	Buy	18,126,000	281,740	10/23/15	—	(6,354)
Malaysian Ringgit	HSBK	Buy	4,770,000	1,426,563	10/23/15	—	(341,762)
Malaysian Ringgit	HSBK	Sell	4,770,000	1,263,744	10/23/15	178,942	—
Chilean Peso	DBAB	Buy	76,680,000	111,541	10/26/15	—	(1,669)
Chilean Peso	JPHQ	Buy	430,475,000	652,729	10/26/15	—	(35,919)
Malaysian Ringgit	DBAB	Buy	3,604,000	1,081,535	10/26/15	—	(261,898)
Malaysian Ringgit	DBAB	Sell	3,604,000	954,196	10/26/15	134,559	—
Malaysian Ringgit	HSBK	Buy	2,403,275	721,271	10/26/15	—	(174,708)
Malaysian Ringgit	HSBK	Sell	2,403,275	636,629	10/26/15	90,066	—
Indian Rupee	DBAB	Buy	18,310,000	283,727	10/27/15	—	(5,760)
Chilean Peso	DBAB	Buy	1,033,122,000	1,532,895	10/28/15	5,237	(58,094)
Indian Rupee	DBAB	Buy	22,559,000	340,105	10/28/15	2,301	—
Chilean Peso	JPHQ	Buy	256,050,000	382,535	10/29/15	—	(15,756)
Euro	DBAB	Sell	2,500,000	3,188,250	10/29/15	392,753	—
Indian Rupee	JPHQ	Buy	93,886,000	1,448,588	10/29/15	—	(23,837)
Euro	DBAB	Sell	1,863,597	2,379,720	10/30/15	295,816	—
Indian Rupee	DBAB	Buy	31,223,000	475,773	10/30/15	1,841	(3,886)
Indian Rupee	HSBK	Buy	26,015,000	401,254	10/30/15	—	(6,544)
Chilean Peso	DBAB	Buy	589,545,000	850,612	11/02/15	7,065	(13,505)
Euro	DBAB	Sell	84,184	106,619	11/03/15	12,477	—
Chilean Peso	DBAB	Buy	482,020,000	710,263	11/04/15	—	(20,189)
Euro	DBAB	Sell	4,349,000	5,454,646	11/05/15	591,044	—
Indian Rupee	HSBK	Buy	19,369,500	295,768	11/05/15	275	(2,468)
Malaysian Ringgit	HSBK	Buy	95,000,000	28,088,227	11/05/15	—	(6,489,562)
Malaysian Ringgit	HSBK	Sell	95,000,000	25,142,252	11/05/15	3,543,587	—
Chilean Peso	DBAB	Buy	167,813,000	245,628	11/06/15	—	(5,428)
Indian Rupee	DBAB	Buy	34,623,500	531,933	11/06/15	—	(7,252)
Japanese Yen	BZWS	Sell	2,840,000,000	25,179,537	11/06/15	1,480,382	—
Chilean Peso	CITI	Buy	882,191,000	1,280,300	11/10/15	—	(18,057)
Euro	DBAB	Sell	10,704,000	13,368,761	11/10/15	1,397,207	—
Indian Rupee	DBAB	Buy	9,032,000	139,760	11/10/15	—	(2,985)
Indian Rupee	JPHQ	Buy	13,818,000	213,884	11/10/15	—	(4,634)
Chilean Peso	DBAB	Buy	254,225,500	369,031	11/12/15	—	(5,354)
Euro	JPHQ	Sell	40,000,000	45,329,600	11/12/15	591,378	—
Uruguayan Peso	CITI	Buy	9,800,000	375,191	11/12/15	—	(46,984)
Uruguayan Peso	CITI	Sell	9,800,000	332,203	11/12/15	3,996	—

franklintempleton.com						Semiannual Report | 35

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation Depreciation
OTC Forward Exchange Contracts (continued)
Chilean Peso	DBAB	Buy	579,802,750	839,564		11/13/15	$—	$(10,217)
Euro	GSCO	Sell	4,960,000	5,540,469		11/13/15	—	(7,162)
Indian Rupee	HSBK	Buy	91,720,000	1,416,401		11/13/15	—	(28,178)
Chilean Peso	DBAB	Buy	243,490,000	354,606		11/16/15	—	(6,419)
Chilean Peso	JPHQ	Buy	186,609,000	270,781		11/16/15	—	(3,934)
Euro	BZWS	Sell	10,571,000	13,229,924		11/16/15	1,405,951	—
Euro	GSCO	Sell	15,040,000	16,951,434		11/16/15	128,753	—
Indian Rupee	DBAB	Buy	62,182,000	961,743		11/16/15	—	(21,083)
Japanese Yen	MSCO	Sell	100,400,000	875,518		11/16/15	37,597	—
Polish Zloty	DBAB	Buy	61,726,712	14,498,006	EUR	11/16/15	2,963	—
Chilean Peso	MSCO	Buy	745,950,000	1,079,444		11/17/15	—	(12,851)
Euro	UBSW	Sell	433,000	539,908		11/18/15	55,569	—
Japanese Yen	BOFA	Sell	540,647,250	4,555,159		11/18/15	42,896	—
Japanese Yen	DBAB	Sell	166,350,000	1,434,299		11/18/15	45,935	—
Japanese Yen	CITI	Sell	205,908,000	1,778,058		11/19/15	59,520	—
Malaysian Ringgit	DBAB	Buy	2,025,400	592,638		11/19/15	—	(132,501)
Malaysian Ringgit	DBAB	Sell	2,025,400	535,296		11/19/15	75,159	—
Euro	DBAB	Sell	200,000	251,032		11/20/15	27,311	—
Japanese Yen	CITI	Sell	231,295,000	1,995,643		11/20/15	65,197	—
Malaysian Ringgit	HSBK	Buy	1,231,000	359,217		11/20/15	—	(79,569)
Malaysian Ringgit	HSBK	Sell	1,231,000	325,446		11/20/15	45,799	—
Uruguayan Peso	CITI	Buy	9,800,000	373,618		11/20/15	—	(46,652)
Uruguayan Peso	CITI	Sell	9,800,000	331,529		11/20/15	4,563	—
Chilean Peso	DBAB	Buy	401,200,000	582,014		11/23/15	—	(8,690)
Euro	GSCO	Sell	292,956	328,843		11/23/15	1,125	—
Indian Rupee	JPHQ	Buy	77,306,000	1,195,558		11/23/15	—	(27,531)
Japanese Yen	HSBK	Sell	43,408,000	371,326		11/24/15	9,014	—
Chilean Peso	DBAB	Buy	420,500,000	610,004		11/30/15	—	(9,501)
Chilean Peso	JPHQ	Buy	108,420,000	156,101		12/01/15	—	(1,285)
Uruguayan Peso	CITI	Buy	14,640,000	569,207		12/01/15	—	(83,345)
Uruguayan Peso	CITI	Sell	14,640,000	491,935		12/01/15	6,073	—
Chilean Peso	MSCO	Buy	758,240,000	1,080,037		12/02/15	2,574	—
Indian Rupee	JPHQ	Buy	39,418,000	585,271		12/03/15	9,262	—
Polish Zloty	CITI	Buy	3,667,000	862,083	EUR	12/03/15	—	(1,475)
Euro	CITI	Sell	6,170,000	7,645,247		12/07/15	741,084	—
Euro	DBAB	Sell	183,617	227,906		12/09/15	22,430	—
Singapore Dollar	DBAB	Buy	34,000,976	25,140,283		12/09/15	—	(1,307,267)
Chilean Peso	DBAB	Buy	579,802,750	837,139		12/11/15	—	(10,010)
Indian Rupee	CITI	Buy	15,811,000	234,029		12/11/15	4,110	—
Euro	BOFA	Sell	7,619,000	9,473,846		12/15/15	946,590	—
Chilean Peso	DBAB	Buy	374,920,000	539,958		12/17/15	—	(5,414)
Euro	DBAB	Sell	371,775	455,183		12/17/15	39,069	—
Australian Dollar	CITI	Sell	3,467,200	2,658,600		12/18/15	235,959	—
Japanese Yen	DBAB	Sell	617,700,000	5,287,622		12/21/15	126,917	—
Japanese Yen	HSBK	Sell	618,650,000	5,289,867		12/21/15	121,226	—
Japanese Yen	BZWS	Sell	312,460,000	2,642,547		12/22/15	31,927	—
Japanese Yen	CITI	Sell	487,440,000	4,128,049		12/22/15	55,462	—
Japanese Yen	DBAB	Sell	160,839,000	1,350,408		1/07/16	5,945	—
Japanese Yen	GSCO	Sell	228,991,000	1,933,801		1/08/16	19,609	—
Malaysian Ringgit	JPHQ	Buy	885,000	239,416		1/11/16	—	(39,045)
Malaysian Ringgit	JPHQ	Sell	885,000	232,760		1/11/16	32,390	—
Euro	DBAB	Sell	84,250	99,857		1/12/16	5,503	—

36 | Semiannual Report							franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBAB	Sell	872,000	948,823	1/14/16	$—	$(27,801)
Japanese Yen	CITI	Sell	63,300,000	533,925	1/14/16	4,716	—
Japanese Yen	SCNY	Sell	189,880,000	1,611,611	1/14/16	24,153	—
Euro	JPHQ	Sell	8,857,000	10,475,165	1/15/16	555,270	—
Euro	BZWS	Sell	8,857,000	10,482,020	1/19/16	561,268	—
Euro	DBAB	Sell	19,005,000	22,462,010	1/19/16	1,174,451	—
Euro	JPHQ	Sell	8,818,000	10,419,790	1/19/16	542,721	—
Japanese Yen	HSBK	Sell	209,990,000	1,710,601	1/19/16	—	(45,172)
Japanese Yen	SCNY	Sell	260,930,000	2,113,512	1/19/16	—	(68,182)
Malaysian Ringgit	JPHQ	Buy	599,000	161,151	1/19/16	—	(25,596)
Malaysian Ringgit	JPHQ	Sell	599,000	157,458	1/19/16	21,902	—
Euro	JPHQ	Sell	278,551,367	323,809,000	1/21/16	11,789,275	—
Japanese Yen	DBAB	Sell	63,500,000	513,920	1/22/16	—	(17,052)
Euro	JPHQ	Sell	8,901,000	10,419,769	1/25/16	448,438	—
Euro	DBAB	Sell	95,542	105,363	1/27/16	—	(1,672)
Japanese Yen	GSCO	Sell	254,830,000	2,178,500	1/27/16	47,442	—
Japanese Yen	HSBK	Sell	313,645,839	2,680,333	1/28/16	57,361	—
Euro	DBAB	Sell	8,237,000	9,398,005	1/29/16	169,722	—
Japanese Yen	DBAB	Sell	242,274,032	2,066,550	1/29/16	40,406	—
Philippine Peso	DBAB	Buy	250,523,410	5,502,079	1/29/16	—	(189,537)
Euro	DBAB	Sell	5,030,000	5,715,589	2/03/16	79,643	—
Euro	BZWS	Sell	1,882,000	2,067,264	2/08/16	—	(41,681)
Japanese Yen	JPHQ	Sell	209,300,000	1,794,179	2/08/16	43,421	—
Japanese Yen	SCNY	Sell	209,310,000	1,793,958	2/08/16	43,116	—
Euro	DBAB	Sell	288,563	332,107	2/09/16	8,740	—
Japanese Yen	BZWS	Sell	209,340,000	1,794,199	2/09/16	43,069	—
Japanese Yen	JPHQ	Sell	209,790,000	1,797,455	2/09/16	42,561	—
Euro	DBAB	Sell	400,000	453,822	2/22/16	5,451	—
Euro	DBAB	Sell	16,570,000	18,981,432	2/23/16	407,274	—
Japanese Yen	DBAB	Sell	126,234,000	1,026,101	2/24/16	—	(30,189)
Japanese Yen	HSBK	Sell	253,342,000	2,058,938	2/24/16	—	(60,955)
Euro	BZWS	Sell	587,300	670,186	2/26/16	11,808	—
Japanese Yen	BZWS	Sell	302,200,000	2,546,021	2/26/16	17,190	—
Japanese Yen	HSBK	Sell	420,281,000	3,519,057	2/29/16	1,888	—
Euro	DBAB	Sell	707,436	786,421	3/09/16	—	(6,837)
Mexican Peso	CITI	Buy	197,094,000	12,412,243	3/10/16	—	(913,143)
Mexican Peso	CITI	Buy	177,301,000	11,139,237	3/11/16	—	(795,774)
Japanese Yen	JPHQ	Sell	59,426,000	497,611	3/31/16	—	(42)
Philippine Peso	DBAB	Buy	250,523,410	5,268,742	3/31/16	25,266	—
Ghanaian Cedi	BZWS	Buy	6,568	1,392	4/08/16	151	—
Euro	SCNY	Sell	3,768,000	4,149,698	4/29/16	—	(80,624)
Euro	BZWS	Sell	1,887,488	2,122,617	5/05/16	3,214	—
Euro	DBAB	Sell	177,411	199,437	5/09/16	207	—
Euro	BZWS	Sell	2,176,000	2,461,295	5/16/16	17,240	—
Euro	GSCO	Sell	1,220,000	1,400,828	5/18/16	30,470	—
Japanese Yen	CITI	Sell	540,354,900	4,569,984	5/18/16	38,986	—
Japanese Yen	BOFA	Sell	539,529,250	4,536,375	5/19/16	12,179	—
Japanese Yen	BZWS	Sell	540,995,000	4,547,705	5/19/16	11,217	—
Japanese Yen	HSBK	Sell	541,429,400	4,573,463	5/19/16	33,333	—
Euro	JPHQ	Sell	3,894,476	4,469,749	5/20/16	95,074	—
Japanese Yen	JPHQ	Sell	149,426,000	1,258,149	5/20/16	5,111	—
Japanese Yen	BZWS	Sell	366,311,000	3,110,921	5/26/16	38,656	—

franklintempleton.com						Semiannual Report | 37

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	SCNY	Sell	312,386,000	2,635,279	5/26/16	$15,285	$—
Japanese Yen	BZWS	Sell	86,450,000	696,189	6/10/16	—	(29,165)
Japanese Yen	CITI	Sell	62,440,000	503,244	6/10/16	—	(20,656)
Japanese Yen	HSBK	Sell	92,070,000	742,710	6/10/16	—	(29,799)
Japanese Yen	DBAB	Sell	30,500,000	247,673	6/13/16	—	(8,256)
Japanese Yen	JPHQ	Sell	85,300,000	691,997	6/13/16	—	(23,767)
Japanese Yen	CITI	Sell	64,869,000	528,891	6/16/16	—	(15,478)
Japanese Yen	JPHQ	Sell	36,000,000	293,381	6/16/16	—	(8,725)
Australian Dollar	CITI	Sell	6,989,400	5,317,256	6/20/16	474,626	—
Australian Dollar	JPHQ	Sell	17,500,000	13,277,775	6/20/16	1,152,840	—
Australian Dollar	JPHQ	Sell	29,027,000	22,011,174	6/22/16	1,901,430	—
Japanese Yen	DBAB	Sell	618,770,000	5,063,584	6/22/16	—	(129,861)
Philippine Peso	DBAB	Buy	85,018,660	1,853,349	6/30/16	—	(67,080)
Philippine Peso	JPHQ	Buy	83,694,000	1,828,578	7/01/16	—	(70,239)
Euro	DBAB	Sell	95,745	105,582	7/25/16	—	(2,161)
Euro	DBAB	Sell	1,047,114	1,171,826	7/29/16	—	(6,645)
Euro	JPHQ	Sell	3,768,000	4,202,413	7/29/16	—	(38,267)
Japanese Yen	BZWS	Sell	291,270,000	2,384,576	7/29/16	—	(62,942)
Euro	CITI	Sell	3,767,000	4,166,867	8/05/16	—	(73,547)
Euro	HSBK	Sell	3,767,000	4,158,391	8/05/16	—	(82,023)
Japanese Yen	CITI	Sell	255,214,000	2,065,958	8/10/16	—	(79,405)
Japanese Yen	DBAB	Sell	284,714,000	2,312,642	8/18/16	—	(81,313)
Japanese Yen	HSBK	Sell	547,340,000	4,441,974	8/22/16	—	(160,801)
Japanese Yen	JPHQ	Sell	385,615,000	3,129,065	8/22/16	—	(113,708)
Japanese Yen	BZWS	Sell	127,736,000	1,042,062	8/24/16	—	(32,182)
Euro	SCNY	Sell	2,984,696	3,476,753	8/26/16	114,912	—
Japanese Yen	JPHQ	Sell	254,671,000	2,161,691	8/26/16	19,800	—
Euro	JPHQ	Sell	1,685,713	1,938,907	8/29/16	40,024	—
Japanese Yen	DBAB	Sell	228,669,000	1,922,396	8/29/16	—	(992)
Japanese Yen	JPHQ	Sell	227,544,000	1,912,159	8/29/16	—	(1,767)
Euro	DBAB	Sell	112,498	127,235	8/31/16	504	—
Japanese Yen	JPHQ	Sell	126,519,000	1,058,723	8/31/16	—	(5,524)
Euro	DBAB	Sell	1,423,720	1,613,929	10/03/16	8,540	—
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$46,485,495	$(13,216,537)
Net unrealized appreciation (depreciation)						$33,268,958

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date. *In U.S. dollars unless otherwise indicated.

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38 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At September 30, 2015 the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date Appreciation		Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 0.926%	LCH	$43,150,000	10/17/17	$—	$(288,635)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.775%	CME	1,690,000	10/04/23	—	(144,090)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.795%	CME	1,690,000	10/04/23	—	(146,828)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.765%	CME	1,690,000	10/07/23	—	(142,612)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.731%	LCH	46,520,000	7/07/24	—	(3,460,825)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.914%	LCH	21,800,000	1/22/25	9,986	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.970%	LCH	27,250,000	1/23/25	—	(120,430)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.973%	LCH	16,080,000	1/27/25	—	(71,570)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.937%	LCH	4,020,000	1/29/25	—	(4,488)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.942%	LCH	3,400,000	1/30/25	—	(4,804)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.817%	LCH	5,360,000	2/03/25	54,026	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.668%	CME	820,000	10/04/43	—	(212,554)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.687%	CME	820,000	10/04/43	—	(215,849)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.675%	CME	820,000	10/07/43	—	(213,738)
Totals Interest Rate Swap Contracts				$64,012	$(5,026,423)
Net unrealized appreciation (depreciation)					$(4,962,411)

See Abbreviations on page 57.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	39

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
September 30, 2015 (unaudited)

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,701,057,717
Cost - Sweep Money Fund (Note 3f)	184,505,157
Total cost of investments	$2,885,562,874
Value - Unaffiliated issuers	$2,414,045,178
Value - Sweep Money Fund (Note 3f)	184,505,157
Total value of investments	2,598,550,335
Cash	81,966
Restricted cash (Note 1d)	10,007,000
Foreign currency, at value (cost $645,897)	645,235
Receivables:
Investment securities sold	698,470
Capital shares sold	2,877,018
Dividends and interest	18,999,863
Due from brokers	9,355,305
Variation margin	115,943
Unrealized appreciation on OTC forward exchange contracts	46,485,495
Other assets	42,294
Total assets	2,687,858,924
Liabilities:
Payables:
Capital shares redeemed	10,730,122
Management fees	1,518,383
Distribution fees	1,868,994
Transfer agent fees	508,596
Due to brokers	10,007,000
Unrealized depreciation on OTC forward exchange contracts	13,216,537
Deferred tax	183,587
Accrued expenses and other liabilities	417,623
Total liabilities	38,450,842
Net assets, at value	$2,649,408,082
Net assets consist of:
Paid-in capital	$2,866,911,364
Distributions in excess of net investment income	(48,826,243)
Net unrealized appreciation (depreciation)	(259,381,468)
Accumulated net realized gain (loss)	90,704,429
Net assets, at value	$2,649,408,082

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40 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2015 (unaudited)

Templeton Global Balanced Fund

Class A:
Net assets, at value	$1,075,925,385
Shares outstanding	381,917,189
Net asset value per share[a]	$2.82
Maximum offering price per share (net asset value per share ÷ 94.25%)	$2.99
Class A1:
Net assets, at value	$407,081,459
Shares outstanding	144,343,488
Net asset value per share[a]	$2.82
Maximum offering price per share (net asset value per share ÷ 95.75%)	$2.95
Class C:
Net assets, at value	$513,681,648
Shares outstanding	183,161,516
Net asset value and maximum offering price per share[a]	$2.80
Class C1:
Net assets, at value	$257,117,766
Shares outstanding	91,245,650
Net asset value and maximum offering price per share[a]	$2.82
Class R:
Net assets, at value	$6,367,329
Shares outstanding	2,254,400
Net asset value and maximum offering price per share	$2.82
Class R6:
Net assets, at value	$714,543
Shares outstanding	252,881
Net asset value and maximum offering price per share	$2.83
Advisor Class:
Net assets, at value	$388,519,952
Shares outstanding	137,282,420
Net asset value and maximum offering price per share	$2.83

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	41

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2015 (unaudited)

Templeton Global Balanced Fund

Investment income:
Dividends (net of foreign taxes of $3,171,465)	$32,688,775
Interest (net of foreign taxes of $237,361)	23,228,601
Income from securities loaned	12,129
Other income (Note 1j)	41,195
Total investment income	55,970,700
Expenses:
Management fees (Note 3a)	9,847,127
Distribution fees: (Note 3c)
Class A	1,451,202
Class A1	570,836
Class C	2,707,525
Class C1	943,898
Class R	16,800
Transfer agent fees: (Note 3e)
Class A	601,476
Class A1	237,752
Class C	280,667
Class C1	150,667
Class R	3,485
Class R6	258
Advisor Class	216,648
Custodian fees (Note 4)	415,919
Reports to shareholders	130,749
Registration and filing fees	185,112
Professional fees	73,240
Trustees’ fees and expenses	55,418
Other	51,596
Total expenses	17,940,375
Expense reductions (Note 4)	(951)
Expenses waived/paid by affiliates (Note 3f and 3g)	(96,914)
Net expenses	17,842,510
Net investment income	38,128,190
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $732,135)	132,577,326
Written options	1,040,845
Foreign currency transactions	24,586,656
Swap contracts	1,474,551
Net realized gain (loss)	159,679,378
Net change in unrealized appreciation (depreciation) on:
Investments	(394,145,108)
Translation of other assets and liabilities denominated in foreign currencies	(50,183,071)
Swap contracts	(830,799)
Change in deferred taxes on unrealized appreciation	1,570,448
Net change in unrealized appreciation (depreciation)	(443,588,530)
Net realized and unrealized gain (loss)	(283,909,152)
Net increase (decrease) in net assets resulting from operations	$(245,780,962)

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42 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Six Months Ended
	September 30, 2015	Year Ended
	(unaudited)	March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$38,128,190	$70,620,626
Net realized gain (loss)	159,679,378	54,333,868
Net change in unrealized appreciation (depreciation)	(443,588,530)	(122,931,997)
Net increase (decrease) in net assets resulting from operations	(245,780,962)	2,022,497
Distributions to shareholders from:
Net investment income:
Class A	(22,060,854)	(62,075,671)
Class A1	(8,521,086)	(26,874,604)
Class C	(8,490,521)	(25,080,050)
Class C1	(4,815,810)	(15,702,596)
Class R	(119,461)	(309,971)
Class R6	(15,020)	(7,279)
Advisor Class	(8,479,325)	(25,386,535)
Total distributions to shareholders	(52,502,077)	(155,436,706)
Capital share transactions: (Note 2)
Class A	80,286,745	120,877,639
Class A1	(15,492,271)	(46,507,756)
Class C	63,860,396	55,073,603
Class C1	(10,938,477)	(29,511,751)
Class R	713,180	880,071
Class R6	133,912	651,010
Advisor Class	26,800,229	10,520,977
Total capital share transactions	145,363,714	111,983,793
Net increase (decrease) in net assets	(152,919,325)	(41,430,416)
Net assets:
Beginning of period	2,802,327,407	2,843,757,823
End of period	$2,649,408,082	$2,802,327,407
Distributions in excess of net investment income included in net assets:
End of period	$(48,826,243)	$(34,452,356)

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 43

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Global Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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Semiannual Report 45

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swap-tion), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At September 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At September 30, 2015, the Fund had no securities on loan.

h. Investment in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At September 30, 2015, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

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Semiannual Report 47

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the period ended September 30, 2015, the Fund recognized $41,607 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2015		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	55,622,179	$174,155,975	109,538,970	$355,971,282
Shares issued in reinvestment of distributions	6,736,309	20,344,875	18,403,505	56,547,393
Shares redeemed	(37,219,723)	(114,214,105)	(91,361,636)	(291,641,036)
Net increase (decrease)	25,138,765	$80,286,745	36,580,839	$120,877,639
Class A1 Shares:
Shares sold	2,426,324	$7,624,202	6,238,720	$20,032,228
Shares issued in reinvestment of distributions	2,629,970	7,950,557	8,116,785	24,983,022
Shares redeemed	(9,979,290)	(31,067,030)	(28,527,607)	(91,523,006)
Net increase (decrease)	(4,922,996)	$(15,492,271)	(14,172,102)	$(46,507,756)
Class C Shares:
Shares sold	36,120,658	$112,711,066	48,938,455	$158,489,674
Shares issued in reinvestment of distributions	2,581,662	7,770,445	7,387,731	22,525,190
Shares redeemed	(18,471,562)	(56,621,115)	(39,895,633)	(125,941,261)
Net increase (decrease)	20,230,758	$63,860,396	16,430,553	$55,073,603
Class C1 Shares:
Shares sold	1,051,541	$3,295,021	2,124,207	$6,775,862
Shares issued in reinvestment of distributions	1,429,042	4,320,406	4,581,281	14,057,216
Shares redeemed	(5,991,033)	(18,553,904)	(15,676,169)	(50,344,829)
Net increase (decrease)	(3,510,450)	$(10,938,477)	(8,970,681)	$(29,511,751)
Class R Shares:
Shares sold	501,167	$1,579,075	868,343	$2,798,699
Shares issued in reinvestment of distributions	24,972	75,685	70,404	216,177
Shares redeemed	(296,937)	(941,580)	(656,876)	(2,134,805)
Net increase (decrease)	229,202	$713,180	281,871	$880,071

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Semiannual Report 49

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended
	September 30, 2015		March 31, 2015
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	66,860	$211,032	209,563	$654,529
Shares issued in reinvestment of distributions	4,965	15,020	2,276	6,969
Shares redeemed	(29,109)	(92,140)	(3,330)	(10,488)
Net increase (decrease)	42,716	$133,912	208,509	$651,010
Advisor Class Shares:
Shares sold	26,086,825	$81,761,725	53,588,116	$175,920,538
Shares issued in reinvestment of distributions	2,423,421	7,337,784	6,996,378	21,618,814
Shares redeemed	(20,297,507)	(62,299,280)	(58,946,614)	(187,018,375)
Net increase (decrease)	8,212,739	$26,800,229	1,637,880	$10,520,977

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$388,430
CDSC retained	$38,021

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended September 30, 2015, the Fund paid transfer agent fees of $1,490,953, of which $556,839 was retained by Investor Services.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3. Transactions With Affiliates (continued)

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$28,918,029
2018	30,914,281
$59,832,310

At September 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,909,168,792

Unrealized appreciation	$161,818,978
Unrealized depreciation	(472,437,435)
Net unrealized appreciation (depreciation)	$(310,618,457)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2015, aggregated $690,970,175 and $671,361,104, respectively.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Transactions in options written during the period ended September 30, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2015	—	$—
Options written	714,175	1,164,439
Options expired	(517,548)	(876,521)
Options exercised	—	—
Options closed	(196,627)	(287,918)
Options outstanding at September 30, 2015	—	$—

See Notes 1(c) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

At September 30, 2015, the Fund had 10.48% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2015, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At September 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate
contracts	Variation margin	$64,012	[a]	Variation margin	$5,026,423	[a]
Foreign exchange
contracts	Unrealized appreciation on			Unrealized depreciation on
	OTC forward exchange contracts	46,485,495		OTC forward exchange contracts	13,216,537
Totals		$46,549,507			$18,242,960

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

9. Other Derivative Information (continued)

For the period ended September 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
Derivative Contracts		Net Realized		Unrealized Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period		Operations Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$1,474,551		Swap contracts	$(830,799)
Foreign exchange contracts	Foreign currency transactions	27,328,015	[a]	Foreign currency transactions	(50,502,444)[a]
Equity Contracts	Written options	1,040,845			—
Totals		$29,843,411			$(51,333,243)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended September 30, 2015, the average month end fair value of derivatives represented 2.49% of average month end net assets. The average month end number of open derivative contracts for the period was 260.

At September 30, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$46,485,495	$13,216,537

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At September 30, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities, and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received	than zero)
Counterparty
BOFA	$1,001,665	$—	$(1,001,665)	$—	$—
BZWS	3,911,559	(165,970)	—	(3,637,000)	108,589
CITI	7,591,043	(2,192,026)	(5,385,435)	—	13,582
DBAB	9,597,265	(2,659,801)	—	(6,260,000)	677,464
GSCO	227,399	(7,162)	—	(110,000)	110,237
HSBK	5,489,679	(5,489,679)	—	—	—
JPHQ	18,373,679	(450,509)	(17,260,477)	—	662,693
MSCO	40,171	(40,171)	—	—	—
SCNY	197,466	(148,806)	—	—	48,660
UBSW	55,569	—	—	—	55,569
Total	$46,485,495	$(11,154,124)	$(23,647,577)	$(10,007,000)	$1,676,794

[a]At September 30, 2015, the Fund received U.S. Government and Agency securities and U.S. Treasury Bonds and Notes as collateral for derivatives.
[b]In some instances, the collateral amounts disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At September 30, 2015, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:
		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	165,970	(165,970)	—	—	—
CITI	2,192,026	(2,192,026)	—	—	—
DBAB	2,659,801	(2,659,801)	—	—	—
GSCO	7,162	(7,162)	—	—	—
HSBK	7,503,352	(5,489,679)	—	(2,013,673)	—
JPHQ	450,509	(450,509)	—	—	—
MSCO	88,911	(40,171)	—	—	48,740
SCNY	148,806	(148,806)	—	—	—
UBSW	—	—	—	—	—
Total	$13,216,537	$(11,154,124)	$—	$(2,013,673)	$48,740

aIn some instances, the collateral amounts disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 57.

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Semiannual Report 55

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended September 30, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
United Kingdom	$293,988,579	$—	$478,362	$294,466,941
United States	464,052,470	—	4,565,178	468,617,648
All Other Equity Investments[b]	926,964,912	—	—	926,964,912
Equity-Linked Securities	—	42,678,988	—	42,678,988
Corporate Bonds and Notes	—	62,287,250	—	62,287,250
Senior Floating Rate Interests	—	4,850,971	36,910	4,887,881
Foreign Government and Agency Securities	—	584,186,802	—	584,186,802
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	184,505,157	29,954,756	—	214,459,913
Total Investments in Securities	$1,869,511,118	$723,958,767	$5,080,450	$2,598,550,335

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	TEMPLETON GLOBAL INVESTMENT TRUST
	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Other Financial Instruments
Forward Exchange Contracts	$—	$46,485,495	$—	$46,485,495
Swap Contracts	—	64,012	—	64,012
Total Other Financial Instruments	$—	$46,549,507	$—	$46,549,507
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$13,216,537	$—	$13,216,537
Swap Contracts	—	5,026,423	—	5,026,423
Total Other Financial Instruments	$—	$18,242,960	$—	$18,242,960

aIncludes common, convertible preferred and preferred stocks.

 bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at September 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	BRL	Brazilian Real	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	EUR	Euro	FRN	Floating Rate Note
CITI	Citigroup N.A.	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
CME	Chicago Mercentile Exchange	HUF	Hungarian Forint	IDR	International Depositary Receipt
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah	PIK	Payment-In-Kind
GSCO	Goldman Sachs Group, Inc.	INR	Indian Rupee
HSBK	HSBC Bank PLC	KRW	South Korean Won
JPHQ	JP Morgan Chase Bank, N.A.	LKR	Sri Lankan Rupee
LCH	London Clearing House	MXN	Mexican Peso
MSCO	Morgan Stanley and Co., Inc.	MYR	Malaysian Ringgit
SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol
UBSW	UBS AG	PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		SGD	Singapore Dollar
		UYU	Uruguayan Peso

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Semiannual Report 57

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Global Balanced Fund

Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	325 S 11/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is   "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.        N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.           N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.      N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer – Finance and Administration

Date November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer – Finance and Administration

Date November 25, 2015

By MARK H. OTANI

Mark H. Otani

Chief Financial Officer and Chief Accounting Officer

Date November 25, 2015